FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-166711-03

April 10, 2013

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,206,761,945
(Approximate Mortgage Pool Balance)

$1,066,475,000
(Offered Certificates)

Citigroup Commercial Mortgage Trust 2013-GCJ11
As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2013-GCJ11

Citigroup Global Markets Realty Corp.
Jefferies LoanCore LLC
Archetype Mortgage Funding I LLC
Goldman Sachs Mortgage Company
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.	Jefferies
Co-Lead Managers and Joint Bookrunners

RBS
Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-166711) (the “Base Prospectus”) and a separate free writing prospectus, each to be dated April 10, 2013 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co. or RBS Securities Inc. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co. or RBS Securities Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s/Fitch/KBRA)(1)	Initial Certificate Principal or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)		Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$75,176,000		30.000	% (5)	[	]%	(6)	2.45	05/13 – 12/17
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$290,426,000		30.000	% (5)	[	]%	(6)	4.85	12/17 – 04/18
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$150,000,000		30.000	% (5)	[	]%	(6)	9.67	12/22 – 01/23
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$236,220,000		30.000	% (5)	[	]%	(6)	9.84	01/23 – 03/23
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$92,911,000		30.000	% (5)	[	]%	(6)	7.31	04/18 – 12/22
Class X-A	Aaa(sf) / AAA(sf) / AAA(sf)	$948,816,000	(7)	N/A		[	]%	Variable IO(8)	N/A	N/A
Class A-S	Aaa(sf) / AAA(sf) / AAA(sf)	$104,083,000		21.375%		[	]%	(6)	9.88	03/23 – 04/23
Class B	Aa3(sf) / AA-(sf) / AA-(sf)	$75,423,000		15.125%		[	]%	(6)	9.94	04/23 – 04/23
Class C	A3(sf) / A-(sf) / A-(sf)	$42,236,000		11.625%		[	]%	(6)	9.94	04/23 – 04/23

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s/Fitch/KBRA)(1)	Initial Certificate Principal or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)		Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-B	A2(sf) / A-(sf) / AAA(sf)	$117,659,000	(7)	N/A		[	]%	Variable IO(8)	N/A	N/A
Class D	NR / BBB-(sf) / BBB-(sf)	$58,830,000		6.750%		[	]%	(6)	9.94	04/23 – 04/23
Class E	NR / BB(sf) / BB(sf)	$21,118,000		5.000%		[	]%	(6)	9.94	04/23 – 04/23
Class F	NR / B(sf) / B(sf)	$18,102,000		3.500%		[	]%	(6)	9.94	04/23 – 04/23
Class G	NR / NR / NR	$42,236,945		0.000%		[	]%	(6)	9.94	04/23 – 04/23
Class R(9)	NR / NR / NR	N/A		N/A		N/A		N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc., Fitch, Inc. and Kroll Bond Rating Agency, Inc.  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s Investors Service, Inc., Fitch, Inc. and Kroll Bond Rating Agency, Inc. have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)	Assuming no prepayments and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be a per annum rate equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage.

(7)
The Class X-A and Class X-B certificates will not have certificate principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A and Class X-B certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates from time to time.  The notional amount of the Class X-B certificates will be equal to the aggregate principal amounts of the Class B and Class C certificates from time to time.

(8)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class B and Class C certificates, as described in the Free Writing Prospectus.

(9)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,206,761,945
Number of Mortgage Loans	72
Number of Mortgaged Properties	137
Average Cut-off Date Mortgage Loan Balance	$16,760,583
Weighted Average Mortgage Interest Rate	4.4896%
Weighted Average Remaining Term to Maturity (months)	104
Weighted Average Remaining Amortization Term (months)(2)	348
Weighted Average Cut-off Date LTV Ratio(3)(4)	66.0%
Weighted Average Maturity Date LTV Ratio(4)(5)	54.3%
Weighted Average Underwritten Debt Service Coverage Ratio(4)(6)	1.73x
Weighted Average Debt Yield on Underwritten NOI(4)(7)	11.2%
% of Mortgage Loans with Additional Debt	8.3%
% of Mortgaged Properties with Single Tenants	7.4%

(1)
Each of the Empire Hotel & Retail mortgage loan and the National Harbor mortgage loan (referred to herein as the “outside serviced mortgage loans”) has a related pari passu companion loan, and loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet for each of these loans includes the related pari passu companion loan unless otherwise indicated. These loans will be serviced pursuant to the pooling and servicing agreement for the GSMS 2013-GC10 securitization transaction. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics solely for the related mortgage loan without combination with the other indebtedness.

(2)	Excludes mortgage loans that are interest only for the entire term.

(3)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to the Aramingo Crossings mortgaged property, the Cut-off Date LTV Ratio for the related mortgage loan is calculated based on the “as stabilized” appraised value. The Cut-off Date LTV Ratio for the Aramingo Crossings mortgage loan calculated based on the “as-is” appraised value of the related mortgaged property is 76.1% and the Weighted Average Cut-off Date LTV Ratio for the mortgage pool calculated based on the “as-is” appraised value for the Aramingo Crossings mortgaged property remains unchanged at 66.0%. See “Aramingo Crossings” in this Term Sheet and “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio and additional information.

(4)
Unless otherwise indicated, with respect to the Hyatt House Houston and Staybridge Denver mortgage loans, which are cross-collateralized and cross-defaulted with each other, the Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the Underwritten Debt Service Coverage Ratio, the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF of the mortgage loans are presented in the aggregate.

(5)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 19 mortgage loans representing approximately 32.7% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio and the identity of the above-referenced 19 mortgage loans.

(6)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Jefferies LLC Goldman, Sachs & Co.
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$1,206,761,945
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	U.S. Bank National Association
Operating Advisor:	Pentalpha Surveillance LLC
Pricing:	Week of April 15, 2013
Closing Date:	April 30, 2013
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in April 2013 (or, in the case of any mortgage loan that has its first due date in May 2013, the date that would have been its due date in April 2013 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in May 2013
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	April 2046
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

TRANSACTION HIGHLIGHTS

■	$1,206,761,945 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 72 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,206,761,945 (the “Initial Pool Balance”), an average mortgage loan Cut-off Date Balance of $16,760,583 and are secured by 137 mortgaged properties located throughout 29 states

	—	LTV: 66.0% weighted average Cut-off Date LTV Ratio

	—	DSCR: 1.73x weighted average Underwritten Debt Service Coverage Ratio

	—	Debt Yield: 11.2% weighted average Debt Yield on Underwritten NOI

	—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

	—	Amortization: 95.4% of the mortgage loans by Initial Pool Balance have scheduled amortization:

		–	65.3% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

		–	30.2% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

	—	Hard Lockboxes: 70.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 93.2% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

	—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

		–	Real Estate Taxes: 66 mortgage loans representing 90.0% of the Initial Pool Balance

		–	Insurance: 61 mortgage loans representing 81.3% of the Initial Pool Balance

		–	Replacement Reserves (Including FF&E Reserves): 67 mortgage loans representing 90.4% of Initial Pool Balance

		–	Tenant Improvements / Leasing Commissions: 26 mortgage loans representing 77.6% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

	—	Predominantly Defeasance: 81.4% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

		–	12.5% of the mortgage loans by Initial Pool Balance permit either defeasance or yield maintenance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Total Pool:

	—	Office: 23.2% of the mortgaged properties by allocated Initial Pool Balance are office properties

	—	Retail: 21.8% of the mortgaged properties by allocated Initial Pool Balance are retail properties (13.5% are anchored retail properties, 5.5% are regional mall properties)

	—	Hospitality: 21.4% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

	—	Mixed Use: 13.8% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

	—	Self Storage: 7.3% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

	—	Manufactured Housing: 6.0% of the mortgaged properties by allocated Initial Pool Balance are manufactured housing properties

	—	Multifamily: 5.3% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

■
Geographic Diversity:  The 137 mortgaged properties are located throughout 29 states, with only two states having mortgaged properties representing greater than 10.0% of the allocated Initial Pool Balance: New York (19.6%) and California (12.5%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	34	73	$499,543,973	41.4%
Jefferies LoanCore LLC	14	18	331,795,667	27.5
Archetype Mortgage Funding I LLC	15	36	215,102,467	17.8
Goldman Sachs Mortgage Company	9	10	160,319,838	13.3
Total	72	137	$1,206,761,945	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Pads	Cut-off Date Balance Per SF / Room / Pads	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
39 Broadway	$85,500,000	7.1%	Office	448,349	$191	1.68x	10.2%	59.0%
Empire Hotel & Retail	70,000,000	5.8	Mixed Use	423	$425,532	1.55x	10.4%	45.8%
Christown Spectrum	66,500,000	5.5	Retail	850,638	$78	1.34x	9.7%	70.7%
Ascentia MHC Portfolio	59,329,994	4.9	Manufactured Housing	3,719	$15,953	1.89x	11.9%	65.2%
Blue Diamond Crossing	59,000,000	4.9	Retail	505,072	$117	1.32x	9.7%	68.9%
127 West 25th Street	47,947,785	4.0	Office	104,000	$461	1.35x	8.6%	68.5%
Radisson Bloomington	44,946,246	3.7	Hospitality	403	$111,529	2.01x	14.3%	69.1%
Residence Inn Boston Harbor	43,500,000	3.6	Hospitality	168	$258,929	1.84x	12.0%	65.7%
677 Ala Moana Boulevard	41,440,000	3.4	Office	293,013	$141	1.70x	10.6%	68.8%
Pin Oak Portfolio – North Parcel	38,750,000	3.2	Office	351,527	$110	2.93x	12.4%	63.8%
Top 10 Total / Wtd. Avg.	$556,914,025	46.1%				1.71x	10.8%	63.7%
Remaining Total / Wtd. Avg.	649,847,920	53.9				1.75x	11.6%	68.0%
Total / Wtd. Avg.	$1,206,761,945	100.0%				1.73x	11.2%	66.0%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut- off Date Balance	Controlling Pooling & Servicing Agreement	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Empire Hotel & Retail	$70,000,000	$110,000,000	$180,000,000	GSMS 2013-GC10	1.55x	10.4%	45.8%
National Harbor	$19,889,529	$109,392,411	$129,281,941	GSMS 2013-GC10	1.73x	10.5%	67.0%

Mortgage Loans with Existing Mezzanine Debt
Mortgage Loan Name	Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Other Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Mezzanine / Other Debt Interest Rate	Total Debt Interest Rate(1)	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR	Total Debt DSCR
Christown Spectrum	$66,500,000	$7,700,000	NA	$74,200,000	15.3000%	5.8896%	70.7%	78.9%	1.34x	1.04x
1540 2nd Street	$34,000,000	$4,200,000	NA	$38,200,000	4.6860%	4.6860%	66.7%	74.9%	1.37x	1.22x

(1)	The Total Debt Interest Rate is the weighted average of the non-default interest rates on the mortgage loan and the related mezzanine loan as of the Cut-off Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgage Loans(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut- off Date Balance	% of Initial Pool Balance	Previous Securitization(s)
39 Broadway	CGMRC	New York	NY	Office	$85,500,000	7.1%	LBUBS 2003-C5
Empire Hotel & Retail	CGMRC	New York	NY	Mixed Use	$70,000,000	5.8%	GSMS 2013-GC10
Christown Spectrum	JLC	Phoenix	AZ	Retail	$66,500,000	5.5%	JPMCC 2003-FL2
River Valley	CGMRC	Longmont	CO	Manufactured Housing	$7,045,687	0.6%	MSC 2007-T25, PSSF 2000-C1
Skyline Village	CGMRC	Rock Springs	WY	Manufactured Housing	$6,381,470	0.5%	MCFI 1998-MC3
West Winds	CGMRC	Cheyenne	WY	Manufactured Housing	$5,761,202	0.5%	CSMC 2006-C3, PSSF 1999-C2
Gaslight	CGMRC	Lincoln	NE	Manufactured Housing	$4,172,077	0.3%	COMM 2004-LB2A
Aloha Vegas	CGMRC	North Las Vegas	NV	Manufactured Housing	$4,108,153	0.3%	MSC 2007-T27
Dream Island	CGMRC	Steamboat Springs	CO	Manufactured Housing	$3,189,237	0.3%	GECMC 2001-3
Kingswood	CGMRC	Grand Island	NE	Manufactured Housing	$2,780,719	0.2%	MCFI 1998-MC1
Buckingham	CGMRC	Universal City	TX	Manufactured Housing	$2,024,611	0.2%	MCFI 1997-MC1
Woodview	CGMRC	Austin	TX	Manufactured Housing	$1,748,936	0.1%	MCFI 1997-MC1
Cedar Village	CGMRC	Aurora	CO	Manufactured Housing	$1,148,645	0.1%	CSMC 2008-C1
Country Oaks	CGMRC	San Antonio	TX	Manufactured Housing	$1,087,717	0.1%	CSFB 2003-C4
Windgate	CGMRC	New Braunfels	TX	Manufactured Housing	$615,274	0.1%	CASC 1998-D7
Golden Eagle	CGMRC	Rawlins	WY	Manufactured Housing	$557,342	0.0%	CASC 1998-D7
6750 West Loop South	CGMRC	Bellaire	TX	Office	$23,116,200	1.9%	GCCFC 2003-C2
6700 West Loop South	CGMRC	Bellaire	TX	Office	$10,277,800	0.9%	GCCFC 2003-C2
4710 Bellaire Boulevard	CGMRC	Bellaire	TX	Office	$5,356,000	0.4%	GCCFC 2003-C2
National Harbor	GSMC	National Harbor	MD	Mixed Use	$19,889,529	1.6%	GSMS 2013-GC10
6800 West Loop South	CGMRC	Bellaire	TX	Office	$6,598,667	0.5%	GCCFC 2003-C2
4747 Bellaire Boulevard	CGMRC	Bellaire	TX	Office	$5,773,833	0.5%	GCCFC 2003-C2
Moore Self Storage	CGMRC	Neptune	NJ	Self Storage	$3,851,450	0.3%	CSFB 2003-C3
Preserve at Cedar River	AMF I	Jacksonville	FL	Multifamily	$10,786,838	0.9%	CGCMT 2004-FL1; LBFRC 2005-LLFA
Stor-All Tchoupitoulas	CGMRC	New Orleans	LA	Self Storage	$8,734,857	0.7%	BACM 2004-5, BANC1 2000-C1A
Comfort Inn Riverview (Charleston, SC)	CGMRC	Charleston	SC	Hospitality	$8,685,910	0.7%	DLJCM 1999-CG
Grand Oaks Apartments	CGMRC	Riverview	FL	Multifamily	$8,569,069	0.7%	CSFB 1998-C2
Westside Urban Market	JLC	Atlanta	GA	Retail	$8,215,963	0.7%	GCCFC 2005-GG3
221-223 East Broadway	CGMRC	New York	NY	Mixed Use	$7,525,000	0.6%	JPMCC 2005-CB12
Fayette Square	GSMC	Oak Hill	WV	Retail	$6,100,000	0.5%	LBUBS 2003-C1
Residence Inn Little Rock	CGMRC	Little Rock	AR	Hospitality	$5,194,251	0.4%	MLMT 2005-CKI1
Barnegat Mini Storage	CGMRC	Barnegat	NJ	Self Storage	$5,093,562	0.4%	BSCMS 1999-WF2
Storage Pros Fall River	CGMRC	Fall River	MA	Self Storage	$3,693,890	0.3%	WBCMT 2005-C21
290 West Self Storage	CGMRC	Austin	TX	Self Storage	$3,685,920	0.3%	LBUBS 2003-C8
SST Morgan Hill Self Storage	CGMRC	Morgan Hill	CA	Self Storage	$3,000,000	0.2%	MSC 2003-T11
CVS – Pleasant Grove, AL	CGMRC	Pleasant Grove	AL	Retail	$2,733,850	0.2%	WBCMT 2003-C4

(1)
The table above includes mortgaged properties as to which a related mortgage loan (secured by all or a significant portion of such mortgaged property) was securitized in the indicated transaction.  Information under “Previous Securitization(s)” represents one or more recent securitizations with respect to those mortgaged properties.  The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Property Types(1)
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(2)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(3)		Wtd. Avg. Cut-off Date LTV Ratio(3)	Wtd. Avg. Debt Yield on Underwritten NOI(3)
Office	12	$280,529,210	23.2%	1.87	x	65.5%	10.6%
CBD	4	193,387,785	16.0	1.60	x	64.7%	10.0%
Medical	5	51,122,500	4.2	3.04	x	61.7%	12.9%
General Suburban	3	36,018,925	3.0	1.68	x	75.0%	10.9%
Retail	19	$263,515,857	21.8%	1.52	x	69.1%	10.2%
Anchored	9	163,112,815	13.5	1.59	x	68.5%	10.6%
Regional Mall	1	66,500,000	5.5	1.34	x	70.7%	9.7%
Unanchored	6	25,992,518	2.2	1.61	x	67.7%	9.9%
Single Tenant Retail	3	7,910,524	0.7	1.41	x	72.6%	8.8%
Hospitality	16	$257,956,467	21.4%	1.89	x	66.4%	13.5%
Full Service	3	110,904,673	9.2	1.99	x	65.7%	14.0%
Limited Service	9	82,864,523	6.9	1.77	x	67.7%	13.5%
Extended Stay	4	64,187,272	5.3	1.86	x	65.8%	12.6%
Mixed Use	7	$166,139,529	13.8%	1.62	x	56.9%	10.3%
Hotel / Retail	1	70,000,000	5.8	1.55	x	45.8%	10.4%
Retail / Office	3	64,650,000	5.4	1.70	x	64.1%	10.6%
Office / Retail / Garage	1	19,889,529	1.6	1.73	x	67.0%	10.5%
Multifamily / Retail	2	11,600,000	1.0	1.37	x	66.1%	8.2%
Self Storage	21	$88,029,867	7.3%	1.57	x	70.4%	10.7%
Manufactured Housing	33	$71,835,176	6.0%	1.83	x	66.8%	11.7%
Multifamily	26	$63,754,880	5.3%	1.73	x	70.1%	11.8%
Garden	22	58,536,784	4.9	1.73	x	70.6%	11.9%
Student Housing	1	2,871,725	0.2	1.47	x	71.8%	9.3%
Mid Rise	3	2,346,371	0.2	2.00	x	57.2%	13.1%
Industrial	2	$11,000,959	0.9%	1.54	x	72.9%	10.6%
Warehouse	1	8,900,959	0.7	1.56	x	74.8%	10.8%
Flex	1	2,100,000	0.2	1.43	x	64.6%	9.9%
Ground Leased Land	1	$4,000,000	0.3%	1.99	x	51.3%	8.6%
Total / Wtd. Avg.	137	$1,206,761,945	100.0%	1.73	x	66.0%	11.2%

(1)
The Empire Hotel & Retail mortgage loan, representing approximately 5.8% of the Initial Pool Balance, is characterized as Mixed Use – Hotel / Retail in the table above. For informational purposes, if the Empire Hotel & Retail mortgage loan in the trust was divided into two separate mortgage loans (that are not cross-collateralized or cross-defaulted with each other), one secured by the hotel-related portions of the property and one secured by the retail-related portions of the property, the aggregate percentages of the Initial Pool Balance attributable to retail, hospitality and mixed use properties would be 24.3%, 24.8% and 8.0%, respectively.

(2)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	10	$236,686,122	19.6%	$657,400,000	29.1%	$34,913,484	22.0%
California	8	150,558,426	12.5	237,650,000	10.5	18,091,287	11.4
Texas	19	98,594,756	8.2	152,435,000	6.7	11,826,080	7.5
Nevada	3	77,758,153	6.4	112,900,000	5.0	7,594,121	4.8
Arizona	1	66,500,000	5.5	94,000,000	4.2	6,432,195	4.1
Florida	6	53,909,655	4.5	75,450,000	3.3	6,570,502	4.1
Massachusetts	3	51,193,890	4.2	79,030,000	3.5	5,938,926	3.7
Minnesota	1	44,946,246	3.7	65,000,000	2.9	6,415,248	4.0
North Carolina	4	41,656,008	3.5	66,675,000	2.9	5,430,700	3.4
Hawaii	1	41,440,000	3.4	60,200,000	2.7	4,395,768	2.8
Georgia	6	39,444,275	3.3	55,200,000	2.4	3,915,718	2.5
Colorado	9	37,110,894	3.1	52,000,000	2.3	4,524,999	2.9
New Jersey	6	37,026,231	3.1	53,100,000	2.3	3,696,419	2.3
Tennessee	1	34,000,000	2.8	49,600,000	2.2	4,090,106	2.6
Pennsylvania	3	23,808,572	2.0	32,250,000	1.4	2,193,308	1.4
Louisiana	4	22,711,409	1.9	34,400,000	1.5	2,832,591	1.8
Wyoming	12	21,182,006	1.8	31,945,000	1.4	2,627,863	1.7
Illinois	20	20,881,890	1.7	33,450,000	1.5	2,640,945	1.7
Maryland	1	19,889,529	1.6	193,000,000	8.5	13,584,517	8.6
Michigan	4	17,200,361	1.4	23,125,000	1.0	2,179,053	1.4
Missouri	3	16,087,586	1.3	20,600,000	0.9	1,694,395	1.1
Nebraska	5	12,391,379	1.0	18,350,000	0.8	1,419,283	0.9
Alaska	1	10,622,529	0.9	16,440,000	0.7	1,618,900	1.0
South Carolina	1	8,685,910	0.7	13,600,000	0.6	1,262,748	0.8
Washington	1	6,631,160	0.5	10,000,000	0.4	764,910	0.5
West Virginia	1	6,100,000	0.5	8,550,000	0.4	702,591	0.4
Arkansas	1	5,194,251	0.4	8,200,000	0.4	727,245	0.5
Alabama	1	2,733,850	0.2	3,700,000	0.2	237,440	0.1
New Mexico	1	1,816,856	0.2	2,480,000	0.1	185,966	0.1
Total	137	$1,206,761,945	100.0%	$2,260,730,000	100.0%	$158,507,308	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Appraised Values and Underwritten NOI reflect the aggregate values with respect to pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
	Number		% of				% of
	of		Initial		Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Range of Cut-off	Mortgage	Cut-off Date	Pool
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Balance	Balance
1,743,518 – 4,999,999	15	$49,282,202	4.1%	37.7 – 44.9	1	$3,000,000	0.2%
5,000,000 – 9,999,999	23	165,454,406	13.7	45.0 – 49.9	1	70,000,000	5.8
10,000,000 – 14,999,999	13	155,503,644	12.9	50.0 – 54.9	3	21,743,518	1.8
15,000,000 – 19,999,999	4	70,439,529	5.8	55.0 – 59.9	5	176,618,511	14.6
20,000,000 – 29,999,999	3	73,209,712	6.1	60.0 – 64.9	9	99,823,525	8.3
30,000,000 – 49,999,999	9	352,542,457	29.2	65.0 – 69.9	20	467,927,430	38.8
50,000,000 – 69,999,999	3	184,829,994	15.3	70.0 – 74.9	28	312,813,795	25.9
70,000,000 – 85,500,000	2	155,500,000	12.9	75.0 – 76.1	5	54,835,166	4.5
Total	72	$1,206,761,945	100.0%	Total	72	$1,206,761,945	100.0%
				(1)
Cut-off Date LTV Ratio is calculated on the basis of the “as stabilized” appraised value for 1 of the mortgage loans. See footnotes (1), (3) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Underwritten DSCRs(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool	Distribution of Maturity Date LTV Ratios(1)
Range of UW DSCR (x)	Loans	Balance	Balance				% of
1.32 – 1.39	10	$257,078,580	21.3%		Number of		Initial
1.40 – 1.49	8	84,319,003	7.0	Range of Maturity	Mortgage	Cut-off Date	Pool
1.50 – 1.59	13	149,067,850	12.4	Date LTV (%)	Loans	Balance	Balance
1.60 – 1.69	11	210,180,350	17.4	34.3 – 39.9	2	$73,000,000	6.0%
1.70 – 1.79	13	162,937,284	13.5	40.0 – 44.9	7	81,963,206	6.8
1.80 – 1.89	3	108,024,245	9.0	45.0 – 49.9	6	84,267,150	7.0
1.90 – 1.99	2	12,685,910	1.1	50.0 – 54.9	23	434,673,293	36.0
2.00 – 2.09	4	68,099,878	5.6	55.0 – 59.9	17	232,844,746	19.3
2.10 – 3.38	8	154,368,844	12.8	60.0 – 64.9	12	193,142,936	16.0
Total	72	$1,206,761,945	100.0%	65.0 – 70.4	5	106,870,614	8.9
(1)	See footnotes (1), (4) and (6) to the table entitled “Mortgage Pool Characteristics” above.			Total	72	$1,206,761,945	100.0%
				(1)
Maturity Date LTV Ratio is calculated on the basis of the “as stabilized” appraised value for 19 of the mortgage loans. See footnotes (1), (4) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
			% of
	Number of		Initial	Distribution of Loan Purpose
	Mortgage	Cut-off Date	Pool				% of
Amortization Type	Loans	Balance	Balance		Number of		Initial
Amortizing (30 Years)	36	$578,365,226	47.9%		Mortgage	Cut-off Date	Pool
Amortizing (25 Years)	19	201,366,797	16.7	Loan Purpose	Loans	Balance	Balance
Amortizing (20 Years)	1	7,758,572	0.6	Refinance	50	$974,083,007	80.7%
Interest Only, Then				Acquisition	19	187,911,827	15.6
Amortizing(2)	13	364,148,850	30.2	Recapitalization	3	44,767,111	3.7
Interest Only	3	55,122,500	4.6	Total	72	$1,206,761,945	100.0%
Total	72	$1,206,761,945	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date.			Distribution of Mortgage Interest Rates
(2)	Original partial interest only periods range from 12 to 60 months.						% of
					Number of		Initial
Distribution of Lockboxes				Range of Mortgage	Mortgage	Cut-off Date	Pool
			% of	Interest Rates (%)	Loans	Balance	Balance
	Number of		Initial	3.490 – 3.999	7	$203,938,570	16.9%
	Mortgage	Cut-off Date	Pool	4.000 – 4.249	10	148,446,809	12.3
Lockbox Type	Loans	Balance	Balance	4.250 – 4.499	23	252,273,481	20.9
Hard	34	$848,864,932	70.3%	4.500 – 4.749	14	260,249,374	21.6
Springing	26	187,673,608	15.6	4.750 – 4.999	12	240,649,693	19.9
Soft	3	92,274,563	7.6	5.000 – 5.249	1	34,000,000	2.8
None	7	51,318,070	4.3	5.250 – 5.499	3	40,500,000	3.4
Soft Springing	2	26,630,772	2.2	5.500 – 5.749	1	2,494,305	0.2
Total	72	$1,206,761,945	100.0%	5.750 – 6.163	1	24,209,712	2.0
				Total	72	$1,206,761,945	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
8.1 – 9.9	17	$321,375,759	26.6%	Interest Only	3	$55,122,500	4.6%
10.0 – 10.9	21	354,980,688	29.4	240 - 300	20	209,125,369	17.3
11.0 – 11.9	10	139,782,944	11.6	301 - 360	49	942,514,076	78.1
12.0 – 12.9	10	207,023,671	17.2	Total	72	$1,206,761,945	100.0%
13.0 – 13.9	3	32,787,584	2.7	(1) All of the mortgage loans will have balloon payments at maturity.
14.0 – 14.9	6	81,742,426	6.8
15.0 – 15.9	3	58,580,955	4.9	Distribution of Remaining Amortization Terms(1)
16.0 – 17.9	2	10,487,918	0.9	Range of			% of
Total	72	$1,206,761,945	100.0%	Remaining	Number of		Initial
(1) See footnotes (1), (4) and (7) to the table entitled “Mortgage Pool Characteristics” above.				Amortization	Mortgage		Pool
				Terms (months)	Loans	Cut-off Date Balance	Balance
Distribution of Debt Yield on Underwritten NCF(1)				Interest Only	3	$55,122,500	4.6%
			% of	238 - 300	20	209,125,369	17.3
Range of	Number of		Initial	301 - 360	49	942,514,076	78.1
Debt Yields on	Mortgage		Pool	Total	72	$1,206,761,945	100.0%
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance	(1) All of the mortgage loans will have balloon payments at maturity.
8.0 – 8.9	9	$196,564,200	16.3%
9.0 – 9.9	20	388,539,970	32.2	Distribution of Prepayment Provisions
10.0 – 10.9	21	263,124,430	21.8				% of
11.0 – 11.9	9	151,728,712	12.6		Number of		Initial
12.0 – 12.9	6	116,677,349	9.7	Prepayment	Mortgage		Pool
13.0 – 13.9	4	63,639,365	5.3	Provision	Loans	Cut-off Date Balance	Balance
14.0 – 17.6	3	26,487,918	2.2	Defeasance
Total	72	$1,206,761,945	100.0%	Defeasance or Yield	62	$981,907,654	81.4%
(1) See footnotes (1), (4) and (7) to the table entitled “Mortgage Pool Characteristics” above.				Maintenance	7	201,674,291	16.7
				Yield Maintenance	3	23,180,000	1.9
Mortgage Loans with Original Partial Interest Only Periods				Total	72	$1,206,761,945	100.0%
Range of Original			% of
Partial Interest	Number of		Initial	Distribution of Escrow Types
Only Period	Mortgage		Pool				% of
(months)	Loans	Cut-off Date Balance	Balance		Number of		Initial
12 – 24	7	$137,148,850	11.4%		Mortgage		Pool
25 – 36	2	$34,500,000	2.9%	Escrow Type	Loans	Cut-off Date Balance	Balance
37 – 48	1	$34,000,000	2.8%	Replacement
49 – 60	3	$158,500,000	13.1%	Reserves(1)	67	$1,090,805,734	90.4%
				Real Estate Tax	66	$1,086,030,311	90.0%
Distribution of Original Terms to Maturity				Insurance	61	$981,217,823	81.3%
			% of	TI/LC(2)	26	$559,552,962	77.6%
Range of Original	Number of		Initial	(1) Includes mortgage loans with FF&E reserves.
Term to Maturity	Mortgage		Pool	(2) Percentage of total office, retail, industrial and mixed use properties only.
(months)	Loans	Cut-off Date Balance	Balance
60	13	$301,533,972	25.0%
120	59	905,227,974	75.0
Total	72	$1,206,761,945	100.0%

Distribution of Remaining Terms to Maturity
Range of			% of
Remaining Terms	Number of		Initial
to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
56 – 60	13	$301,533,972	25.0%
61 – 84	1	2,100,000	0.2
85 – 120	58	903,127,974	74.8
Total	72	$1,206,761,945	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, pro rata, in each case in accordance with their respective interest entitlements.
2.   Class A-1, A-2, A-3, A-4 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts.
3.   Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.
4.   Class A-S certificates:  (i) first, to interest on Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class A-S certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.
5.   Class B certificates: (i) first, to interest on Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates), to principal on Class B certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class B certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.
6.   Class C certificates: (i) first, to interest on Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class B certificates), to principal on Class C certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class C certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.
7.   Non-offered certificates: after Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class D, Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class C certificates, until the certificate principal amount of each such class is reduced to zero.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Realized Losses
The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates (the “Sequential Pay Certificates”) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amounts of the Class B and Class C certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed to certificateholders as follows: (1) pro rata, between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class X-A certificates, and (y) the group (the “YM Group B” and collectively with the YM Group A, the “YM Groups”) of Class B, Class C, Class D and Class X-B certificates, based upon the aggregate of principal distributed to the Classes of Sequential Pay Certificates in each YM Group on such Distribution Date, and (2) as among the classes of certificates in each YM Group, in the following manner:  (A) the holders of each Class of Sequential Pay Certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Sequential Pay Certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate portion of such yield maintenance charge allocated to such YM Group, and (B) any portion of such yield maintenance charge allocated to such YM Group, and remaining after such distributions to the applicable Sequential Pay Certificates, will be distributed to the Class X-A or Class X-B certificates, as applicable, in such YM Group.  If there is more than one class of Sequential Pay Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are allocable to such YM Group, the aggregate amount of such yield maintenance charges will be allocated among all such Classes of Sequential Pay Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one; and, provided, further, that if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described above in this sentence, then the Base Interest Fraction will equal zero; and provided, further, that if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate described above in this sentence, then the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class E, Class F, Class G or Class R certificates. Instead, after the certificate principal amounts or notional amount, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class X-A, Class B, Class C and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and, other than with respect to the outside serviced mortgage loans, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any property protection advances; provided, that in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may make such property protection advance, and the master servicer will be required to reimburse the special servicer for such advance (with interest on that advance) within a specified number of days as set forth in the pooling and servicing agreement.

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan.  As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates (exclusive of the Class R certificates) in reverse alphabetical order of the classes (except that interest payments on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates would be affected on a pari passu basis and interest payments on the Class A-S certificates will be affected before interest payments on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

Appraisal reductions for the outside serviced mortgage loans are not calculated by the master servicer pursuant to the pooling and servicing agreement, however, pursuant to the Series 2013-GC10 pooling and servicing agreement, similar but not identical events to those described above and in the definition of “Appraisal Reduction Event” in the Free Writing Prospectus will require the calculation of a similar “appraisal reduction amount” which will be allocated to the outside serviced mortgage loans and the related companion loans on a pro rata and pari passu basis in accordance with the respective outstanding principal balances of such mortgage loan and companion loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the Controlling Class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property subject to the Controlling Class Representative’s right of first refusal with respect to the sale of defaulted loans.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amount, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class A-S, Class B, Class C and Class D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates, including the Class X-B certificates (but excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the Controlling Class, as identified by notice to the certificate registrar by the applicable Controlling Class certificateholders from time to time; provided, however, that (i) absent that selection, or (ii) until a Controlling Class Representative is so selected or (iii) upon receipt of a notice from the controlling class certificateholders that own certificates representing more than 50% of the certificate principal amount of the Controlling Class, that a Controlling Class Representative is no longer designated, the Controlling Class Representative will be the controlling class certificateholder that owns the largest aggregate certificate principal amount of the Controlling Class, as identified to the certificate registrar pursuant to the procedures set forth in the pooling and servicing agreement.

The “Controlling Class” is the most subordinate class of the Class E, Class F and Class G certificates that has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when the Class E certificates is the Controlling Class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement.  See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the Controlling Class or appoint a Controlling Class Representative.

It is anticipated that LNR Securities Holdings, LLC, or one of its affiliates, will be the initial controlling class holder and is expected to appoint itself to be the initial Controlling Class Representative.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F and Class G certificates has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan (other than an outside serviced mortgage loan) and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer and the special servicer plan on taking with respect to a mortgage loan (other than an outside serviced mortgage loan) subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as reduced by any principal payments and realized losses, but without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender. Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

If at any time LNR Securities Holdings, LLC, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current Controlling Class Certificateholders of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

With respect to the outside serviced mortgage loans, together with the related companion loans, the Controlling Class Representative will have limited consultation rights with the Series 2013-GC10 special servicer, as provided for in the related intercreditor agreement and as described under “Description of the Mortgage Pool—Outside Serviced Whole Loans” in the Free Writing Prospectus. Under the Series 2013-GC10 pooling and servicing agreement, the Series 2013-GC10 controlling class representative will have similar consent and consultation rights with respect to the outside serviced whole loans as does the Controlling Class Representative for this transaction with respect to the mortgage loans serviced under the pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Outside Serviced Mortgage Loans
Each of the Empire Hotel & Retail and National Harbor mortgage loans (referred to as the “outside serviced mortgage loans”) is part of a split loan structure comprised of the subject mortgage loan and a pari passu companion loan, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. In the case of each such mortgage loan, the related companion loan is part of a mortgage pool backing the GS Mortgage Securities Trust 2013-GC10, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10 (referred to in this Term Sheet as the “GSMS 2013-GC10 securitization transaction”. The Series 2013-GC10 certificates were issued, and the outside serviced mortgage loans and related companion loans are being serviced, pursuant to a pooling and servicing agreement, dated as of February 1, 2013 (referred to as the “Series 2013-GC10 pooling and servicing agreement”) by Wells Fargo Bank, National Association as master servicer, and LNR Partners, LLC as special servicer. See “Description of the Mortgage Pool – Outside Serviced Whole Loans” in the Free Writing Prospectus.

Accordingly, all decisions, consents, waivers, approvals and other actions on the part of the holders of each outside serviced mortgage loan and the related companion loan will be effected in accordance with, the Series 2013-GC10 pooling and servicing agreement and the related co-lender agreements.  Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the outside serviced mortgage loans, but instead such servicing and administration of the outside serviced mortgage loans will be governed by the Series 2013-GC10 pooling and servicing agreement. The Series 2013-GC10 pooling and servicing agreement provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization.

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (as a collective whole as if such certificateholders constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:
—   for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

—   for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced at any time by the Controlling Class Representative.

With respect to the pool of mortgage loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates), or (b) more than 50% of the voting rights of each class of Sequential Pay Certificates (but only those classes of Sequential Pay Certificates that, in each case, have an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class, as reduced by payments of principal), vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Sequential Pay Certificates, (but only those classes of Sequential Pay Certificates that have, in each such case, an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class of Certificates, as reduced by payments of principal), vote affirmatively to so replace.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future.  All such modification fees received by the special servicer as compensation on the related mortgage loan (together with any other modification fee earned on that mortgage loan for a prior modification done within 12 months) will offset future workout and liquidation fees earned on that mortgage loan as further described in the Free Writing Prospectus.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on all mortgage loans and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan), provided, however, that with respect to the outside serviced mortgage loans, only to the extent such fees are allocable to such mortgage loans in accordance with the related co-lender agreement and received by the master servicer or special servicer.  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at 1.0% for specially serviced mortgage loans and REO properties, subject to a minimum liquidation fee of $25,000.  Workout Fees will be calculated at 1.0% for all mortgage loans (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan though and including the related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 60 days of the maturity default.

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:

—  all special notices delivered

—  summaries of final asset status reports

—  all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

—  an “Investor Q&A Forum”

—  a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Cut-off Date LTV Ratio and/or the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender.  Hospitality properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account (or an operating account accessible to the borrower, operating lessee and/or property manager subject to an account control agreement in favor of the lender) even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender (or an operating account accessible to the borrower, operating lessee and/or property manager subject to an account control agreement in favor of the lender).

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: As of any date of determination, each class of Sequential Pay Certificates that has a certificate principal amount as may be reduced by principal payments and by appraisal reductions and realized losses previously allocated to that class as of such date of determination, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of Sequential Pay Certificates as reduced by principal payments.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, assumptions regarding the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s Investors Service, Inc., Fitch, Inc. and Kroll Bond Rating Agency, Inc. that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet or square foot.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  In determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

39 BROADWAY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

39 BROADWAY

39 Broadway
39 Broadway
New York, NY 10006
FINANCIAL DISTRICT
BATTERY PARK CITY
Hudson River
East River
CHAMBERS STREET
WEST STREET
CITY HALL PARK
WORLD TRADE CENTER MEMORIAL
LIBERTY PARK
BATTERY PARK
BROOKLYN BATTERY TUNNEL
FDR / SOUTH STREET VIADUCT
PETER MINUIT PLAZA
VIETNAM VETERANS PLAZA
WINTER GARDEN
GATEWAY PLAZA
ESPLANADE
West New York
Union City
Hoboken
Jersey City
MANHATTAN
New York
QUEENS
BROOKLYN
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

39 BROADWAY

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$85,500,000
Property Type	Office	Cut-off Date Principal Balance per SF	$190.70
Size (SF)	448,349	Percentage of Initial Pool Balance	7.1%
Total Occupancy as of 2/1/2013	96.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/1/2013	96.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1927 / 1994-2005	Mortgage Rate	3.9000%
Appraised Value	$145,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$16,832,191
Underwritten Expenses	$8,148,151	Escrows
Underwritten Net Operating Income (NOI)	$8,684,040	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,146,021	Taxes	$725,947	$251,859
Cut-off Date LTV Ratio	59.0%	Insurance	$0	$0
Maturity Date LTV Ratio	53.4%	Replacement Reserves(1)	$100,000	$0
DSCR Based on Underwritten NOI / NCF	1.79x / 1.68x	TI/LC(2)	$400,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.5%	Other(3)	$440,979	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$85,500,000	97.9%	Loan Payoff	$57,397,239	65.7%
Other Sources	1,860,000	2.1	Principal Equity Distribution	26,377,040	30.2
Reserves	1,666,926	1.9
Closing Costs	1,230,481	1.4
Other Uses	688,314	0.8

Total Sources	$87,360,000	100.0%	Total Uses	$87,360,000	100.0%

(1)	Monthly deposits in an amount equal to $7,500 are required if the replacement reserve balance is less than $100,000.
(2)	Monthly deposits in an amount equal to $37,500 are required if the TI/LC reserve is less than $400,000.
(3)	The other upfront reserve of $440,979 represents a rent concession reserve ($421,604) and a deferred maintenance reserve ($19,375). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “39 Broadway Loan”) is evidenced by 2 pari passu notes in the aggregate original principal amount of $85,500,000 and is secured by a first mortgage encumbering an office building with approximately 17,501 SF of retail space located in New York, New York (the “39 Broadway Property”).  The 39 Broadway Loan was originated by Citigroup Global Markets Realty Corp. on March 11, 2013 and represents approximately 7.1% of the Initial Pool Balance.  The 39 Broadway Loan has an outstanding principal balance as of the Cut-off Date of $85,500,000 and an interest rate of 3.9000% per annum.  The proceeds of the 39 Broadway Loan were primarily used to refinance existing debt on the 39 Broadway Property, pay closing costs, and return equity to the sponsor of the borrower.

The 39 Broadway Loan has an initial term of 120 months, has a remaining term of 120 months as of the Cut-off Date and requires interest-only payments on each due date through (and including) the due date occurring in April 2018 and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date is the due date in April 2023.  Voluntary prepayment of the 39 Broadway Loan is permitted on or after the due date in January 2023.  Defeasance with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the second anniversary of the Closing Date.

■
The Mortgaged Property.  The 39 Broadway Property is a 448,349 SF, 37-story, multi-tenant office building with approximately 17,501 SF of retail space located in the financial district of New York, New York. The 39 Broadway Property is situated on the east side of Broadway between Morris Street and Exchange Alley in the Financial West office submarket of Downtown Manhattan and provides access to primary office locations of major banks, media companies, law firms, insurance companies, public agencies, and City Hall. The 39 Broadway Property was constructed in 1927 and renovated from 1994 to 2005.  As of February 1, 2013, the Total Occupancy was 96.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

39 BROADWAY

The following table presents certain information relating to the tenants at the 39 Broadway Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Duane Reade	NR / Baa1 / BBB	11,285	2.5%	$1,167,714	7.8%	$103.47	7/31/2029	NA
Beth Israel Medical Center	NR / NR / NR	24,773	5.5	918,998	6.2	37.10	7/31/2018	NA
Ice Futures U.S., Inc.	NR / NR / NR	25,061	5.6	756,936	5.1	30.20	6/30/2014	NA
Corporate Express Office PR	NR / NR / NR	16,890	3.8	695,647	4.7	41.19	11/30/2015	NA
The Waterfront Commission(2)	NR / NR / NR	21,025	4.7	695,134	4.7	33.06	7/26/2016	NA
Food Bank For NYC	NR / NR / NR	19,490	4.3	522,717	3.5	26.82	3/31/2026	NA
Jacoby & Meyers, LLP	NR / NR / NR	12,910	2.9	466,695	3.1	36.15	2/28/2020	NA
Mintzer, Sarowitz, Zeris	NR / NR / NR	10,339	2.3	460,354	3.1	44.53	3/31/2020	NA
Literacy Assistance Center	NR / NR / NR	9,935	2.2	388,186	2.6	39.07	12/31/2020	NA
Masterpiece International	NR / NR / NR	10,709	2.4	383,458	2.6	35.81	10/20/2016	NA
Ten Largest Owned Tenants		162,417	36.2%	$6,455,838	43.3%	$39.75
Remaining Owned Tenants		267,808	59.7	8,467,027	56.7	31.62
Vacant		18,124	4.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		448,349	100.0%	$14,922,865	100.0%	$34.69

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
The Waterfront Commission may terminate with 180 days’ notice and payment of unamortized costs if The Waterfront Commission’s function is permanently discontinued as a result of action by the States of New York and/or New Jersey and/or the Congress of the United States.

The following table presents the lease rollover schedule at the 39 Broadway Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	1,152	0.3%	0.3%	$141,600	0.9%	$122.90	18
2013	12,891	2.9	3.1%	427,016	2.9	33.13	4
2014	35,457	7.9	11.0%	1,085,682	7.3	30.62	6
2015	27,186	6.1	17.1%	976,763	6.5	35.93	3
2016	62,132	13.9	31.0%	1,985,138	13.3	31.95	8
2017	40,045	8.9	39.9%	1,404,559	9.4	35.07	12
2018	44,373	9.9	49.8%	1,523,403	10.2	34.33	7
2019	22,571	5.0	54.8%	884,676	5.9	39.20	6
2020	50,937	11.4	66.2%	1,814,170	12.2	35.62	10
2021	64,145	14.3	80.5%	1,835,342	12.3	28.61	14
2022	25,324	5.6	86.1%	740,504	5.0	29.24	6
2023	15,837	3.5	89.7%	492,672	3.3	31.11	3
2024 & Thereafter	28,175	6.3	96.0%	1,611,340	10.8	57.19	3
Vacant	18,124	4.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	448,349	100.0%		$14,922,865	100.0%	$34.69	100

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	UW Base Rent includes contractual rent steps through December 31, 2013. UW Base Rent includes the present value of contractual rent steps (discounted at an 8% discount rate) for Duane Reade.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

39 BROADWAY

The following table presents certain information relating to historical leasing at the 39 Broadway Property:

Historical Leased %(1)

	2008	2009	2010	2011	2012	As of 2/1/2013
Owned Space	99.1%	91.5%	79.1%	93.7%	95.9%	96.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 39 Broadway Property:

Cash Flow Analysis(1)

	2010	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent(2)	$12,817,954	$13,363,621	$13,816,365	$14,255,444	$31.80
Contractual Rent Steps	0	0	0	667,422	1.49
Gross Up Vacancy	0	0	0	617,129	1.38
Total Rent	$12,817,954	$13,363,621	$13,816,365	$15,539,994	34.66
Total Reimbursables	833,344	655,076	652,634	695,494	1.55
Other Income(3)	1,231,637	1,226,089	1,156,315	1,566,458	3.49
Vacancy & Credit Loss	(670,390)	(990,603)	(728,755)	(969,755)	(2.16)
Effective Gross Income	$14,212,545	$14,254,183	$14,896,560	$16,832,191	$37.54

Total Operating Expenses	$6,569,992	$6,932,743	$7,435,250	$8,148,151	$18.17

Net Operating Income	$7,642,553	$7,321,439	$7,461,309	$8,684,040	$19.37
TI/LC	0	0	0	448,349	1.00
Capital Expenditures	0	0	0	89,670	0.20
Net Cash Flow	$7,642,553	$7,321,439	$7,461,309	$8,146,021	$18.17

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten base rent includes contractual rent steps through December 31, 2013. UW Base Rent includes the present value of contractual rent steps (discounted at an 8% discount rate) pursuant to the Duane Reade lease.

(3)	Includes reimbursements for electric, water/sewer, generator maintenance, garbage pickup, overtime HVAC. Also includes late fees, storage charges, and miscellaneous income.

■	Appraisal. According to the appraisal, the 39 Broadway Property had an “as-is” appraised value of $145,000,000 as of an effective date of February 1, 2013.

■
Environmental Matters.  Based on a Phase I environmental report dated January 29, 2013, the environmental consultant recommended no further action other than adhering to an Operations and Maintenance (O&M) Plan for asbestos which is already in place and registering the above ground storage tanks with the New York State Department of Environmental Conservation (NYSDEC).

■
Market Overview and Competition.  The 39 Broadway Property is located in the Financial West submarket of Downtown Manhattan on the east side of Broadway between Morris Street and Exchange Alley.  The 39 Broadway Property is in close proximity to major public transportation facilities such as the World Trade Center PATH station, the Staten Island Ferry terminal, and several subway stations with access to several train lines.

According to the appraisal, as of the fourth quarter of 2012, the Downtown Manhattan office market consisted of 85,252,521 SF with a direct vacancy rate of 7.4% and an average gross asking rent of $39.58 per SF.  Class B office properties within the Downtown Manhattan market reported an average gross rent of $34.96 per SF. Overall absorption in the Downtown Manhattan market was 810,119 SF in 2012.

The Financial West submarket of Downtown Manhattan consisted of 5,986,809 SF with a direct vacancy rate of 14.7%, and an average gross asking rent of $32.91 per SF, as of the fourth quarter of 2012.  Class B office

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

39 BROADWAY

properties within the Financial West submarket reported an average gross asking rent of $32.52 per SF.  Overall absorption in the Financial West submarket was 13,378 SF in 2012.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 39 Broadway Property:

Office Lease Comparables(1)
Property Name	Total GLA	Direct Available SF	Sublease Available SF	Total Occupancy	Asking Rent per SF
39 Broadway	448,349	18,124	NA	96.0%	$36.30
100 Broadway	304,538	65,660	0	78.4%	$37.00-$38.00
111 Broadway	427,598	54,596	0	87.2%	$33.00-$37.00
115 Broadway	409,596	28,615	0	93.0%	$32.00-$37.00
195 Broadway	875,000	17,036	111,129	85.4%	$42.00-$42.00
14 Wall Street	956,654	83,808	0	91.2%	$35.00-$36.00
40 Wall Street	1,300,000	203,095	168,924	71.4%	$32.00-$49.00
233 Broadway	855,104	82,773	0	90.3%	$35.00-$52.00
100 Church Street	970,627	27,312	9,234	96.2%	$36.00-$50.00

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 39 Broadway Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
180 Water Street	New York	April 2012	1971	568,565	$164,000,000	$288.45	100%
222 Broadway	New York	April 2012	1961	786,931	$230,000,000	$292.27	79%
4 New York Plaza	New York	April 2012	1969	1,121,753	$270,000,000	$240.69	95%
14 Wall Street	New York	April 2012	1912	1,016,723	$303,000,000	$298.02	82%
33 Maiden Lane	New York	January 2012	1984	624,124	$207,500,000	$332.47	86%
195 Broadway	New York	November 2011	1913	1,047,287	$287,000,000	$274.04	86%
93 Worth Street	New York	October 2011	1924	165,000	$49,750,000	$301.52	86%
120 Broadway	New York	July 2011	1915	2,006,325	$525,000,000	$261.67	90%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is 39 CAM LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 39 Broadway Loan. Avi Schron, Mark Schron and Eli Schron are the non-recourse carveout guarantors of the 39 Broadway Loan.

■
Escrows.  In connection with the origination of the 39 Broadway Loan, the borrower funded aggregate reserves of $1,666,926 with respect to the 39 Broadway Property, comprised of: (i) $725,947 for real estate taxes, (ii) $100,000 for replacement reserves, (iii) 400,000 for tenant improvements and leasing commissions, (iv) $19,375 for deferred maintenance, and (v) $421,604 for rent concessions.

On each monthly payment date, the borrower is required to fund the following reserves with respect to the 39 Broadway Property: (i) a tax reserve in an amount equal to one-twelfth of amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, provided, however, that reserve deposits are not required in respect of insurance premiums where the borrower is maintaining an approved umbrella or blanket policy in accordance with the loan documents, (iii) a replacement reserve in an amount equal to $7,500 at any time the balance of the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

39 BROADWAY

replacement reserve is less than $100,000, and (iv) a TI/LC reserve in an amount equal to $37,500 at any time the balance of the TI/LC reserve is less than $400,000.

In addition, on each monthly payment date during the continuance of a 39 Broadway Trigger Period, the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account with the lender or the servicer an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month, and (y) into an excess cash flow account with the lender or the servicer (the “39 Broadway Excess Cash Flow Reserve”) any and all remaining excess cash flow generated by the 39 Broadway Property after payment of debt service due on such monthly payment date, all required reserve deposits described above due on such monthly payment date, the deposit into the operating expense account described above due on such monthly payment date and any other sums due and owing under the loan documents. Upon termination of a 39 Broadway Trigger Period, the lender will disburse amounts in the 39 Broadway Excess Cash Flow Reserve to the borrower.

A “39 Broadway Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.15x and (iii) the bankruptcy or insolvency of the property manager for the 39 Broadway Property and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of clause (ii) above, the date on which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.15x for two (2) consecutive calendar quarters, and (z) in the case of clause (iii) above, the replacement of the applicable property manager in accordance with the terms of the loan documents, in each case, so long as no other 39 Broadway Trigger Period will then exist.

■
Lockbox and Cash Management.  The 39 Broadway Loan requires a hard lockbox, and the borrower is required to direct tenants to pay rent directly to the lender controlled lockbox account.  So long as a 39 Broadway Trigger Period is not then in effect, all available funds in the lender controlled lockbox account (subject to any “peg balance” applicable to such lockbox account) will be remitted on each business day to the borrower’s operating account.  Upon the first occurrence of a 39 Broadway Trigger Period, the lender will establish a cash management account.  If a 39 Broadway Trigger Period has occurred and is continuing, all available funds in the lender controlled lockbox account (subject to any “peg balance” applicable to such lockbox account) will be transferred on each business day into the cash management account, and the lender will apply funds in the cash management account to the obligations of the borrower under the 39 Broadway Loan in accordance with the loan documents.

■
Property Management.  The 39 Broadway Property is currently managed by Cammeby’s Management Company, LLC.  Cammeby’s Management Company, LLC is an affiliate of the borrower.  The lender has the right to require that the borrower terminate the management agreement and replace the property manager upon the occurrence of certain events (including, among others, (i) during the continuance of a 39 Broadway Trigger Period, and/or (ii) if the property manager is in default under the management agreement beyond all applicable notice and cure periods).

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 39 Broadway Property, plus eighteen (18) months of business interruption coverage.” See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

EMPIRE HOTEL & RETAIL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMPIRE HOTEL & RETAIL

CARTIFACT
Empire Hotel & Retail
44 West 63rd Street
New York, NY 10023
CENTRAL PARK
COLUMBUS CIRCLE
LINCOLN SQUARE
LINCOLN CENTER PLAZA
METROPOLITAN OPERA
TIME WARNER CENTER
CLINTON (HELL'S KITCHEN)
BROADWAY
AMSTERDAM AVENUE
COLUMBUS AVENUE
CENTRAL PARK WEST
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
W 57TH STREET
CBS BROADCAST CENTER
West New York
Union City
Hoboken
Jersey City
MANHATTAN
New York
QUEENS
BROOKLYN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMPIRE HOTEL & RETAIL

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(1)	$70,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per Room(2)(3)	$425,531.91
Size (Rooms)(3)	423	Percentage of Initial Pool Balance	5.8%
Total TTM Occupancy as of 12/31/2012(4)	87.2%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 12/31/2012(4)	87.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1923 / 2004-2007, 2013	Mortgage Rate	4.5700%
Appraised Value	$393,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$42,592,794
Underwritten Expenses	$23,841,949	Escrows
Underwritten Net Operating Income (NOI)	$18,750,845	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$17,119,273	Taxes	$0	$228,950
Cut-off Date LTV Ratio(2)	45.8%	Insurance	$91,788	$18,206
Maturity Date LTV Ratio(2)(5)	36.2%	Replacement (Retail Space)	$0	$743
DSCR Based on Underwritten NOI / NCF(2)	1.70x / 1.55x	FF&E(6)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.4% / 9.5%	Other(7)	$10,086,531	$65,000

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$180,000,000	99.9%	Loan Payoff	$105,847,733	58.8%
Other Sources	150,000	0.1	Principal Equity Distribution	59,198,702	32.9
Reserves	10,178,319	5.6
Closing Costs	4,925,246	2.7

Total Sources	$180,150,000	100.0%	Total Uses	$180,150,000	100.0%

(1)
The Cut-off Date Principal Balance of $70.0 million represents the note A-3 (original principal amount of $29.2 million) and note A-4 (original principal amount of $40.8 million) of a $180.0 million whole loan evidenced by four pari passu notes.  The pari passu companion loan is evidenced by note A-1 in the original principal amount of $45.8 million and by note  A-2 in the original principal amount of $64.2 million.  Such pari passu companion loan is held outside the Issuing Entity.

(2)	Calculated based on the entire Empire Hotel & Retail Whole Loan.
(3)
The Empire Hotel & Retail Property is comprised of 423 hotel rooms and 61,223 SF of retail space. Cut-off Date Principal Balance per Room is calculated by dividing the whole loan cut-off date balance by the number of hotel rooms.

(4)
Total TTM Occupancy as of 12/31/2012 and Owned TTM Occupancy as of 12/31/2012 represent the occupancy rate of the hotel portion of the Empire Hotel & Retail Property.  The occupancy rate of the retail portion of the Empire Hotel & Retail Property is 84.5%.

(5)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $456,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 42.0%. See “—Appraisal” below.

(6)	Monthly deposits to the FF&E reserve commence on the due date in January 2015. See “—Escrows” below.
(7)
Other upfront reserve of $10,086,531 represents (i) a modernization reserve for costs associated with, among other things, the renovation of hotel rooms, the lobby, and elevators ($5,000,000), (ii) a TCO reserve to be held as additional collateral for the Empire Hotel & Retail Loan until the borrower obtains a temporary certificate of occupancy for the rooftop ($5,000,000), and (iii) a deferred maintenance reserve ($86,531).  Other monthly reserve is a seasonality reserve which commences on the due date in March 2017. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Empire Hotel & Retail Loan”) is part of a whole loan structure (the “Empire Hotel & Retail Whole Loan”) comprised of two pari passu loans that are together secured by a first mortgage encumbering a 423-room full service hotel and 61,223 SF of retail space located in New York, New York (the “Empire Hotel & Retail Property”).  The Empire Hotel & Retail Loan (evidenced by note A-3 ($29,166,667 outstanding principal balance as of the Cut-off Date) and note A-4 ($40,833,333 outstanding principal balance as of the Cut-off Date)), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $70,000,000 and represents approximately 5.8% of the Initial Pool Balance and the related companion loan (the “Empire Hotel & Retail Companion Loan”) (evidenced by note A-1 ($45,833,333 outstanding principal balance as of the Cut-off Date) and note A-2 ($64,166,667 outstanding principal balance as of the Cut-off Date)), which were contributed to the GSMS 2013-GC10 securitization transaction, has an aggregate outstanding principal balance as of the Cut-off Date of $110,000,000. The Empire Hotel & Retail Whole Loan was originated on January 4, 2013 by Citigroup Global Markets Realty Corp.  The Empire Hotel & Retail Whole Loan had an original principal balance of $180,000,000 and each note has an interest rate of 4.5700% per annum.  The proceeds of the Empire Hotel & Retail Whole Loan were used to refinance existing debt secured by a lien on the Empire Hotel & Retail Property. The Empire Hotel & Retail Whole Loan will be serviced under the 2013-GC10 pooling and servicing agreement. See “Description of the Mortgage Pool–The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Empire Hotel & Retail Loan and the Empire Hotel & Retail Companion Loan, and see “The Pooling and Servicing Agreement–Servicing of the Whole Loans” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMPIRE HOTEL & RETAIL

The Empire Hotel & Retail Whole Loan had an initial term of 120 months, has a remaining term of 117 months as of the Cut-off Date and requires interest-only payments on each due date through (and including) the due date occurring in January 2018 and thereafter payments of interest and principal based on a 30-year amortization schedule.  The Empire Hotel & Retail Whole Loan matures on January 6, 2023.  The borrower has the right to voluntarily prepay the Empire Hotel & Retail Whole Loan in whole or, in some cases, in connection with a partial release or partial assumption, in part, at any time provided that, in connection with any prepayment occurring prior to November 6, 2022, the borrower pays an additional amount equal to the greater of (a) a yield maintenance premium or (b) an amount equal to 1% of the principal amount being prepaid. On and after November 6, 2022, the borrower may prepay the Empire Hotel & Retail Whole Loan without penalty.  In addition, defeasance with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the earlier to occur of two years following the Closing Date or the third anniversary of the origination date of the Empire Hotel & Retail Whole Loan.

■
The Mortgaged Property. The Empire Hotel & Retail Property is comprised of a 423-room, full service boutique hotel and 61,223 SF of retail space located in New York, New York.  The property was originally built in 1923 and was closed for renovations in January 2004. Following an approximately $30 million renovation, the Empire Hotel & Retail Property reopened in August 2007 with a partial room inventory, and subsequently added most of its guestrooms in October 2007. The Empire Hotel & Retail Property currently features 423 rooms, a lobby bar and lounge, a pool deck and bar, approximately 2,118 SF of meeting space, an indoor/outdoor pool, a fitness center, a business center, a concierge service, a laundry/dry-cleaning service, and valet parking.

The Empire Hotel & Retail Property is expected to undergo a $5 million property-wide renovation during the first six months of 2013.  A specific escrow has been established for this purpose.  See “—Escrows” below. The property’s entire guestroom inventory and lobby space are anticipated to be renovated as part of this upgrade program. Moreover, the hotel is also anticipated to add three units in the space that was previously occupied by the property’s fitness center (fitness center will be re-situated to the sub-cellar level). Beginning in July of 2013, the Empire Hotel & Retail Property is anticipated to operate with a rentable inventory of 426 rooms.

The following table presents certain information relating to the hotel room configuration and facilities at The Empire Hotel & Retail Property:

Room Configuration	Number of Rooms	Amenities & Services	Location
King	101	Lobby Bar and Lounge	Ground
Queen	152	Meeting Rooms	Mezzanine
Queen/Queen	10	Swimming Pool, Pool Deck & Bar	Rooftop
Double/Double	107	Fitness Center	Sub-cellar
Studio Suite	32	Business Center	Mezzanine
One-Bedroom Suite	13	Concierge Service	Ground
Parlor Room	5	Laundry/Dry-Cleaning Service	NA
Other	3	Valet Parking	NA
Total	423

Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMPIRE HOTEL & RETAIL

The following table presents certain information relating to the retail tenants (of which, certain tenants may have co-tenancy provisions) at the Empire Hotel & Retail Property:

Owned Tenants Based On Underwritten Base Rent

								Tenant
			% of		% of Total	UW Base		Sales		Renewal /
	Credit Rating	Tenant	Retail	UW Base	UW	Rent	Lease	$ per	Occupancy	Extension
Tenant Name	(Fitch/MIS/S&P)(1)	GLA	GLA	Rent	Revenues	$ per SF	Expiration	SF	Cost	Options
Duane Reade	NR / Baa1 / BBB	12,557	20.5%	$1,683,300	4.0%	$134.05	8/17/2025	NA	NA	NA
CGM (Rooftop Lounge)(2)	NR / NR / NR	16,000	26.1	1,012,958	2.4	63.31	2/1/2028	$452	14.3%	NA
CGM (Ed’s Chowder House)	NR / NR / NR	6,500	10.6	844,131	2.0	129.87	1/1/2028	$1,003	13.4%	NA
Starbucks	NR / Baa3 / A-	2,676	4.4	660,000	1.6	246.64	9/1/2016	NA	NA	NA
ERS (P.J. Clarke)	NR / NR / NR	14,000	22.9	516,000	1.2	36.86	5/15/2025	NA	NA	NA
All Owned Tenants		51,733	84.5%	$4,716,389	11.1%	$91.17
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant		9,490	15.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		61,223	100.0%	$4,716,389	11.1%	$91.17

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
The rooftop lease has not commenced (and will not commence) unless/until the related tenant (the “Rooftop Tenant”) obtains a liquor license for the rooftop space in its own name.  The rooftop space demised pursuant to such lease is currently operated by the Rooftop Tenant under a management agreement.  Pursuant to the management agreement, the Rooftop Tenant pays the rent that would otherwise be payable under the lease to the extent the applicable rooftop revenues are sufficient.  The borrower’s interest in the management agreement is freely assignable and was collaterally assigned to lender pursuant to the loan documents.  Both the borrower and the Rooftop Tenant have termination rights under the management agreement.  If the management agreement is terminated as a result of either party’s exercise of such termination right, (x) the rooftop lease will not become effective unless the parties otherwise agree and (y) the tenant under the Ed’s Chowder House Lease will have a right to terminate the Ed’s Chowder House Lease.  In connection with the origination of the loan, the guarantors entered into a master lease for the space that is demised under the rooftop lease.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Empire Hotel & Retail Property:

Cash Flow Analysis
	2009	2010	2011	2012	Underwritten	Underwritten $ per Room
Room Revenue	$26,806,445	$29,703,090	$32,630,595	$32,816,359	$32,765,639	$77,460
Food & Beverage Revenue	2,289,679	2,859,724	3,340,661	3,039,090	3,039,090	7,185
Other Hotel Revenue	616,194	542,983	659,907	696,648	696,648	1,647
Total Hotel Revenue	$29,712,318	$33,105,797	$36,631,163	$36,552,097	$36,501,377	$86,292

Retail Base Rent	$4,050,264	$4,674,373	$5,013,441	$4,702,047	$5,420,101	$12,813
Retail Percentage Rent	0	360,934	313,446	306,387	671,316	1,587
Total Retail Revenue	$4,050,264	$5,035,308	$5,326,888	$5,008,434	$6,091,417	$14,401

Total Hotel & Retail Revenue	$33,762,582	$38,141,105	$41,958,051	$41,560,531	$42,592,794	$100,692

Room Expense	$7,031,481	$7,977,388	$8,842,374	$8,879,238	$8,865,514	$20,959
Food & Beverage Expense	2,260,446	2,850,657	3,144,579	2,930,136	2,930,136	6,927
Other Expense	625,879	587,887	441,956	371,020	882,949	2,087
Total Departmental Expense	$9,917,806	$11,415,932	$12,428,909	$12,180,394	$12,678,599	$29,973
Total Undistributed Expense	5,864,211	6,520,642	6,848,543	6,319,675	8,330,016	19,693
Total Fixed Charges	3,401,550	4,133,379	3,517,928	2,955,254	2,833,334	6,698
Total Operating Expenses	$19,183,567	$22,069,953	$22,795,380	$21,455,323	$23,841,949	$56,364

Net Operating Income	$14,579,015	$16,071,152	$19,162,671	$20,105,208	$18,750,845	$44,328
FF&E & TI/LC	51,221	221,623	467,350	490,323	1,631,572	3,857
Net Cash Flow	$14,527,794	$15,849,529	$18,695,321	$19,614,885	$17,119,273	$40,471

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMPIRE HOTEL & RETAIL

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Appraisal.  According to the appraisal, the Empire Hotel & Retail Property had an “as-is” appraised value of $393,000,000 ($284,000,000 for hotel and $109,400,000 for retail) as of an effective date of November 20, 2012 and is expected to have an “as stabilized” appraised value of $456,000,000 ($331,000,000 for hotel and $125,000,000 for retail) as of an effective date of December 1, 2016.

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Environmental Matters.  According to the Phase I environmental report, dated November 29, 2012, other than developing an operations and maintenance program plan to address any potential asbestos present at the Empire Hotel & Retail Property, there are no recommendations for further action at the Empire Hotel & Retail Property.

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Market Overview and Competition.  The Empire Hotel & Retail Property represents an independent, full-service, boutique lodging facility and 61,223 SF of rentable commercial retail space located in the broader Columbus Circle/Upper West Side area of Manhattan and is bound by West 63rd Street to the north, Columbus Avenue to the west, and Broadway to the east.  The hotel’s main entrance is located along West 63rd Street, a one-way street.

Columbus Circle represents both the southern end of the Upper West Side and the northern end of the Times Square/Midtown West submarket. The neighborhood is primarily commercial, particularly to the south and east, and residential in the west. Lincoln Center is to the north. The Lincoln Center for the Performing Arts, which opened in 1964 and added the Metropolitan Opera in 1966, is a center for ballet, opera, classical music, theater, and film audiences. The 18-acre complex, which stretches from West 62nd Street to West 66th Street between Columbus and Amsterdam Avenues, houses a total of 12,000 indoor seats in various venues, plus outdoor seating.

According to the appraisal, New York City accommodated roughly 50.2 million visitors in 2011.  Of the overall visitation figure, roughly 10.1 million visitors were from international markets, which reflects New York’s rank as a key U.S. destination for overseas travelers.  Further, according to the appraisal, New York maintained its status as the number one destination for tourism spending in the U.S., with approximately $32 billion spent by tourists during 2011. Tourism accounts for $48 billion of New York City’s economy and supports 320,000 jobs in New York City.

The following tables present certain information relating to historical occupancy, ADR and RevPAR at the Empire Hotel & Retail Property and its competitive sets, as provided in a market report for the Empire Hotel & Retail Property:

	Empire Hotel & Retail(1)		Competitive Set 1(1)		Penetration(1)
	2011	2012	2011	2012	2011	2012
Occupancy	88.1%	86.5%	86.5%	81.8%	101.8%	105.7%
ADR	$240.41	$245.24	$288.39	$296.45	83.4%	82.7%
RevPAR	$211.81	$212.13	$249.58	$242.64	84.9%	87.4%

(1)	As per market reports.

	Empire Hotel & Retail(1)		Competitive Set 2(1)		Penetration(1)
	2011	2012	2011	2012	2011	2012
Occupancy	88.1%	86.5%	87.6%	81.8%	100.6%	105.8%
ADR	$240.41	$245.24	$233.58	$241.40	102.9%	101.6%
RevPAR	$211.81	$212.13	$204.65	$197.42	103.5%	107.5%

(1)	As per market reports.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMPIRE HOTEL & RETAIL

Empire Hotel & Retail Competitive Sets
Competitive Set 1		Competitive Set 2
Property	Number of Rooms	Property	Number of Rooms
Empire Hotel & Retail	423	Empire Hotel & Retail	423
JW Marriott Essex House New York	509	Dream Hotel New York	220
Le Parker Meridien New York	725	On the Ave Hotel	282
Dream Hotel New York	220	Flatotel International	272
On the Ave Hotel	282	Hudson Hotel	836
Hudson Hotel	836	Kimpton Ink 48 Hotel	222

Source: Market report

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The Borrower.  The borrower is West 63 Empire Associates LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Empire Hotel & Retail Whole Loan.  The non-recourse carveout guarantors are Stuart Podolsky, Sharon Olson, Jay Podolsky, Shirley Reinfeld, and Meyer Chetrit. Two of the five individual related non-recourse carveout guarantors, Jay Podolsky and Stuart Podolsky (such individual non-recourse carveout guarantors, the “Subject Guarantors”) are defendants in a civil suit brought by a former joint venture partner in a real estate development venture unrelated to the Empire Hotel & Retail Property or the Empire Hotel & Retail Loan.  The suit relates to the proposed sale of a hotel property owned by the joint venture.  The plaintiff alleges that the proposed sale violates the terms of the parties’ joint venture agreement and seeks (i) to enjoin the sale of the hotel for $24,300,000 to an entity owned and controlled by the Subject Guarantors and (ii) compensatory damages.  Additionally, the related borrower is a named third-party defendant in a civil lawsuit related to sewer overflow.  Furthermore, in the mid-1980s, the Subject Guarantors, Jay Podolsky and Stuart Podolsky, pled guilty to multiple felony criminal charges, including grand larceny, attempted grand larceny, coercion, attempted coercion and conspiracy, in connection with such guarantors’ operation of rent-regulated apartment buildings in New York, New York.  The individuals that pled guilty to the felony charges were sentenced to five years of probation for some of the charges with the remainder conditionally discharged in exchange for their guilty pleas.

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Escrows.  On the origination date, the borrower funded aggregate reserves of $10,178,319 with respect to the Empire Hotel & Retail Property, comprised of: (i) $91,788 in respect of certain insurance premiums, (ii) $86,531 for deferred maintenance, (iii) $5,000,000 for costs associated with, among other things, the renovation and modernization of rooms, the lobby, and elevators; and (iv) $5,000,000 into a TCO reserve which will be held as additional collateral for the Empire Hotel & Retail Whole Loan until the borrower obtains a temporary certificate of occupancy and other outstanding permits for the rooftop.  Except as otherwise provided in clause (iii) below, on each monthly payment date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period provided, however, that reserve deposits are not required in respect of insurance premiums where the borrower is maintaining an approved umbrella or blanket policy in accordance with the loan documents, (ii) a replacement reserve in an amount equal to $743 and (iii) commencing on the payment date in January 2015, a reserve for furniture, fixtures and equipment in an amount equal to the greater of (a) 1/12 of 4% of the greater of (x) the annual gross revenues for the hotel related operations at the Empire Hotel & Retail Property for the immediately preceding calendar year and (y) the projected annual gross revenues for hotel related operations at the Empire Hotel & Retail Property for the then current calendar year as set forth in the annual budget approved in accordance with the loan documents and (b) to the extent a franchise agreement is in place with respect to the Empire Hotel & Retail Property, the amount required by the applicable franchisor under such franchise agreement.  In addition, commencing on the due date in March 2017 and on each monthly payment date thereafter occurring in the months of March, April, May, June, July, August, September, October, November and December, the borrower is required to fund an amount equal to $65,000 into a seasonality reserve.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMPIRE HOTEL & RETAIL

In addition, on each due date during the continuance of an Empire Hotel & Retail Trigger Period, the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month, and (y) into an excess cash flow account (the “Empire Hotel & Retail Excess Cash Flow Reserve”) any and all remaining excess cash flow generated by the Empire Hotel & Retail Property after payment of debt service due on such due date, all required reserve deposits described above due on such due date, the deposit into the operating expense account described above due on such due date and any other sums due and owing under the loan documents. Upon termination of an Empire Hotel & Retail Trigger Period, the lender will disburse amounts in the Empire Hotel & Retail Excess Cash Flow Reserve to the borrower.

A “Empire Hotel & Retail Trigger Period” means any period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.20x, (iii) the occurrence of certain adverse events relating to the status of any franchise agreement (including the borrower being in default under any franchise agreement beyond any applicable notice and cure periods), (iv) any franchise agreement is not renewed on or before the date which is 12 months prior to the expiration of such franchise agreement, (v) the borrower ceasing to operate and brand the Empire Hotel & Retail Property as the “Empire Hotel” or the occurrence of certain adverse events relating to the status of any hotel operating agreement, and (vi) the bankruptcy or insolvency of any property manager; and (B) expiring upon (u) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (i) above, the cure of such event of default, (v) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.25x for two consecutive calendar quarters, (w) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (iii) above, the conditions in (iii) above ceasing to exist or the borrower entering into a replacement franchise agreement in accordance with the applicable terms of the loan documents, among other things, (x) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (iv) above, the franchise agreement being extended or a replacement franchise agreement being entered into for a term expiring no earlier than three years after the maturity date of the Empire Hotel & Retail Whole Loan, among other things, (y) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (v) above, the conditions in (v) above ceasing to exist or the borrower entering into a replacement hotel operating agreement in accordance with the applicable terms of the loan documents, among other things, and (z) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (vi) above, the replacement of the applicable property manager in accordance with the loan documents.

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Lockbox and Cash Management.  The Empire Hotel & Retail Whole Loan is structured with a hard lockbox.  The borrower is required to cause all gross revenues to be deposited into a clearing account under the sole dominion and control of the lender (the “Empire Hotel & Retail Lockbox”).  So long as an Empire Hotel & Retail Trigger Period is not then in effect, all funds in the Empire Hotel & Retail Lockbox will be remitted on each business day to the borrower’s operating account.  Upon the first occurrence of an Empire Hotel & Retail Trigger Period, the lender will establish a cash management account with the lender or the servicer (the “Empire Hotel & Retail Cash Management Account”).  If an Empire Hotel & Retail Trigger Period has occurred and is continuing, all funds in the Empire Hotel & Retail Lockbox will be transferred on each business day to the Empire Hotel & Retail Cash Management Account, and the lender will apply funds on deposit in the Empire Hotel & Retail Cash Management Account on each monthly due date during the term of the loan in accordance with the loan documents.  During the continuance of an event of default under the Empire Hotel & Retail Whole Loan, the lender may prohibit additional transfers of funds from the Empire Hotel & Retail Lockbox to the borrower’s operating account and apply any funds in the Empire Hotel & Retail Cash Management Account to amounts payable under the Empire Hotel & Retail Whole Loan and/or toward the payment of expenses of the Empire Hotel & Retail Property, in such order of priority as the lender may determine. Without limiting the foregoing, during an Empire Hotel & Retail Trigger Period, any remaining excess cash flow generated by the Empire Hotel & Retail Property will be deposited into the Empire Hotel & Retail Excess Cash Flow Reserve.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMPIRE HOTEL & RETAIL

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Property Management.  The Empire Hotel & Retail Property is currently self-managed and the hotel portion of the Empire Hotel & Retail Property is operated under the “Empire Hotel” trade name.  Upon the occurrence of an Empire Hotel & Retail Trigger Period, the lender may require the borrower to engage a new manager to manage the Empire Hotel & Retail Property (excluding the China Grill Management rooftop space which is under a separate management agreement) and lender’s approval of such new manager may be conditioned upon the lender’s receipt of a Rating Agency Confirmation.

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Condominium Regime.  Provided that no Empire Hotel & Retail Trigger Period has occurred and is continuing, the borrower is permitted to subject the Empire Hotel & Retail Property to a commercial condominium regime that would create a retail condominium unit comprised of the retail portions of the Empire Hotel & Retail Property (the “Retail Unit”) and a hotel condominium unit comprised of the remainder of the Empire Hotel & Retail Property (the “Hotel Unit”). The creation of any such condominium is subject to the satisfaction of the conditions set forth in the loan documents, including, among other things: (i) the lender’s reasonable approval of the condominium documents (including the descriptions of the Retail Unit and the Hotel Unit therein), (ii) the condominium conversion being permitted under applicable REMIC requirements, (iii) the value and cash flow of the Empire Hotel & Retail Property will not be reduced or otherwise negatively impacted by the condominium conversion and the condominium conversion will not otherwise have a material adverse effect on the Empire Hotel & Retail Property, (iv) if required by the lender, the lender’s receipt of a Rating Agency Confirmation and (v) delivery of an endorsement to the title insurance policy insuring the lien of the mortgage securing the Empire Hotel & Retail Whole Loan.

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Partial Release of Collateral. If the Retail Unit is created as described in “—Condominium Regime” above, the Retail Unit can be released from the lien of the mortgage encumbering the Empire Hotel & Retail Property at any time subject to the satisfaction of the conditions set forth in the loan documents, including, among other things: (i) no Empire Hotel & Retail Trigger Period has occurred and is continuing, (ii) the borrower has entered into an arm’s length contract to sell the Retail Unit and the sale is consummated concurrently with the partial release, (iii) after giving effect to such release, the debt service coverage ratio (as calculated under the loan documents) for the Hotel Unit is no less than the greater of (a) 1.75x and (b) the debt service coverage ratio for the Empire Hotel & Retail Property immediately prior to the release, (iv) after giving effect to such release, the debt yield (as calculated under the loan documents) for the Hotel Unit is no less than the greater of (a) 11.5% and (b) the debt yield for the Empire Hotel & Retail Property immediately prior to the release, (v) after giving effect to such release, the loan-to-value ratio (as calculated under the loan documents) for the Hotel Unit is no greater than the lesser of (a) 45% or (b) the loan-to-value ratio for the Empire Hotel & Retail Property immediately prior to the release, (vi) the borrower prepays 115% of the allocated loan amount for the Retail Unit (that is, $75,000,000) plus, to the extent the release occurs prior to November 6, 2022, an additional amount equal to the greater of (a) a yield maintenance premium or (b) an amount equal to 1% of the principal amount being prepaid, (vii) if required by the lender, the lender’s receipt of a Rating Agency Confirmation with respect to the partial release, (viii) the lender receives an endorsement to the title insurance policy insuring the lien of the mortgage securing the Empire Hotel & Retail Whole Loan and (ix) the partial release being permitted under applicable REMIC requirements.

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Partial Assumption. If the Retail Unit is created as described in “—Condominium Regime” above, the lender may not unreasonably withhold its consent to a one-time transfer of the Retail Unit to a third party transferee, the bifurcation and severance of the Empire Hotel & Retail Whole Loan into two separate loans which are not cross-collateralized or cross-defaulted (one such loan (the “Retail Loan”) being evidenced by note A-1 and note A-3 and secured by the Retail Unit, the other such loan being evidenced by note A-2 and note A-4 and secured by the Hotel Unit) and the assumption of the Retail Loan by such transferee subject to the satisfaction of the conditions set forth in loan documents, including among other things: (i) the Retail Unit is being transferred as part of an arm’s length sales transaction, (ii) no Empire Hotel & Retail Trigger Period has occurred and is continuing, (iii) the lender’s approval of the transferee based on its then current underwriting and credit requirements for similar loans secured by similar properties, (iv) execution and delivery of such amendments to the loan documents as the lender may require in connection therewith, (v) after giving effect to the transaction, the debt service coverage ratio (as calculated under the loan documents and calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) is no less than the greater of (a) 1.75x and (b) the debt service coverage ratio (calculated solely with

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMPIRE HOTEL & RETAIL

respect to note A-2 and note A-4 and the Hotel Unit) immediately prior to the transaction, (vi) after giving effect to the transaction, the debt yield (as calculated under the loan documents and calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) is no less than the greater of (a) 11.5% and (b) the debt yield (calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) immediately prior to the transaction, (vii) after giving effect to the transaction, the loan-to-value ratio (as calculated under the loan documents and calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) is no greater than the lesser of (a) 45% and (b) the loan-to-value ratio (calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) immediately prior to the transaction, (viii) after giving effect to the transaction, the debt service coverage ratio (as calculated under the loan documents and calculated solely with respect to note A-1 and note A-3 and the Retail Unit) is no less than the greater of (a) 1.50x and (b) the debt service coverage ratio (calculated solely with respect to note A-1 and note A-3 and the Retail Unit) immediately prior to the transaction, (ix) after giving effect to the transaction, the debt yield (as calculated under the loan documents and calculated solely with respect to note A-1 and note A-3 and the Retail Unit) is no less than the greater of (a) 8.5% and (b) the debt yield (calculated solely with respect to note A-1 and note A-3 and the Retail Unit) immediately prior to the transaction, (x) the loan-to-value ratio (as calculated under the loan documents and calculated solely with respect to note A-1 and note A-3 and the Retail Unit) is no greater than the lesser of (a) 55% and (b) the loan-to-value ratio (calculated solely with respect to note A-1 and note A-3 and the Retail Unit) immediately prior to the transaction, (xi) such transaction being permitted under applicable REMIC requirements and (xii) if required by the lender, the lender’s receipt of a Rating Agency Confirmation with respect to such transaction.

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Mezzanine and Subordinate Indebtedness.  Future mezzanine debt is permitted provided that the following terms and conditions, among others under the loan documents, are each satisfied: (i) the borrower has entered into an arm’s length contract to sell the Empire Hotel & Retail Property and have the Empire Hotel & Retail Whole Loan concurrently assumed, (ii) no event of default has occurred or is continuing, (iii) at least sixty (60) days and no more than ninety (90) days prior written notice to the lender, (iv) if the interest rate is a floating rate, if required by the lender, the mezzanine borrower has obtained and will maintain an interest rate cap agreement, (v) the debt yield (as calculated under the loan documents) is equal to or greater than 9.0% (without giving effect to the mezzanine loan), (vi) after giving effect to the mezzanine loan, the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.30x and the debt yield (as calculated under the loan documents) is equal to or greater than 9.0%, (vii) the loan term of the mezzanine loan is co-terminus with or longer than the term of the Empire Hotel & Retail Whole Loan, (viii) after giving effect to the mezzanine loan, the loan to value ratio (as calculated under the loan documents) is equal to or less than 70%, (ix) execution of an intercreditor agreement with the mezzanine lender, in form and substance satisfactory to the lender, and (x) receipt of a Rating Agency Confirmation at the lender’s option.

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Empire Hotel & Retail Property, plus twelve (12) months of business interruption coverage with an additional twelve (12) month extended period of indemnity.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CHRISTOWN SPECTRUM

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CHRISTOWN SPECTRUM

Christown Spectrum
1703 West Bethany Home Road
Phoenix, AZ 85015
Phoenix
W GLENDALE AVE
W BETHANY HOME RD
W CAMELBACK RD
W INDIAN SCHOOL RD
W OSBORN RD
W THOMAS RD
MCDOWELL RD
W VAN BUREN ST
E VAN BUREN ST
W WASHINGTON ST
E WASHINGTON ST
W JEFFERSON ST
METRO LIGHT RAIL
BLACK CANYON FWY
Washington Park
Arizona Surgical Hospital
Palo Verde Golf Course
Phoenix Baptist Hospital
Bethany West Shopping Center
Northwest Village
Camelback Colonnade
Steele Indian School Park
Carl T Hayden VA Medical Center
Madison Park
Phoenix Indian Hospital
Kindred Hospital
Park Central Mall
St Joseph's Hospital
Phoenix Country Club
Phoenix Children's Hospital
Encanto Park Golf Course
Encanto Park
Arizona State Fairgrounds
Coronado Park
Good Samaritan Hospital
Eastlake Park
St Luke's Hospital
Arizona Center
DOWNTOWN PHOENIX
America West Arena
Chase Field
17
51
10
202
Sun City West
Peoria
Glendale
Phoenix
Paradise Valley
Scottsdale
Fountain Hills
Tolleson
Tempe
Mesa
Guadalupe
Gilbert
Chandler
Ahwatukee
Sun Lakes
101
60

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CHRISTOWN SPECTRUM

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Phoenix, Arizona	Cut-off Date Principal Balance	$66,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$78.18
Size (SF)	850,638	Percentage of Initial Pool Balance	5.5%
Total Occupancy as of 12/31/2012	96.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/31/2012	96.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1961,1972,1984 / 2001-2007	Mortgage Rate	4.8000%
Appraised Value	$94,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Underwritten Revenues	$10,890,247	Original Interest Only Period (Months)	NAP
Underwritten Expenses	$4,458,052	Escrows
Underwritten Net Operating Income (NOI)	$6,432,195	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,617,502	Taxes	$606,831	$103,750
Cut-off Date LTV Ratio	70.7%	Insurance	$35,569	$7,578
Maturity Date LTV Ratio	65.0%	Replacement Reserves(1)	$0	$16,667
DSCR Based on Underwritten NOI / NCF	1.54x / 1.34x	TI/LC	$0	$27,300
Debt Yield Based on Underwritten NOI / NCF	9.7% / 8.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$66,500,000	88.7%	Loan Payoff	$73,359,813	97.9%
Mezzanine Loan Amount	7,700,000	10.3	Closing Costs	930,842	1.2
Other Sources	503,252	0.7	Reserves	642,400	0.9
Principals New Cash Contribution	229,803	0.3

Total Sources	$74,933,055	100.0%	Total Uses	$74,933,055	100.0%

(1)	Replacement Reserves are capped at $1,000,000.

■
The Mortgage Loan.  The mortgage loan (the “Christown Spectrum Loan”) is evidenced by a note in the original principal amount of $66,500,000 and is secured by a first mortgage encumbering a retail property located in Phoenix, Arizona (the “Christown Spectrum Property”).  The Christown Spectrum Loan was originated by Jefferies LoanCore LLC.  The Christown Spectrum Loan was originated on March 27, 2013 and represents approximately 5.5% of the Initial Pool Balance.  The note evidencing the Christown Spectrum Loan had an outstanding principal balance as of the Cut-off Date of $66,500,000 and has an interest rate of 4.8000% per annum.  The borrowers utilized the proceeds of the Christown Spectrum Loan to refinance existing debt on the Christown Spectrum Property.

The Christown Spectrum Loan has an initial term of 60 months and has a remaining term of 60 months.  The Christown Spectrum Loan requires monthly payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in April 2018.  Voluntary prepayment of the Christown Spectrum Loan is prohibited prior to January 6, 2018.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property.  The Christown Spectrum Property, together with an 188,127 SF Super Target store (not collateral for the Christown Spectrum Loan), the “Christown Spectrum Mall”), is a 1,038,765 SF Power Center / Hybrid Mall located in Phoenix, Arizona.  The Christown Spectrum Mall was constructed in 1961, 1972 and 1984 and was renovated from 2001 through 2007. The Christown Spectrum Property totals approximately 850,638 SF and includes a Wal-Mart (24.2% of GLA, exp. May 2023), COSTCO (14.9% of GLA, exp. November 2022), JC Penney (9.4% of GLA, exp. July 2037), Harkins 14 Theater (6.0% of GLA, exp. January 2023), Ross Dress for Less (2.9% of GLA, exp. January 2017), and PetSmart (2.0% of GLA, exp. November 2018).  Cumulatively, the six largest tenants (constituting collateral for the Christown Spectrum Loan) represent 59.4% of the GLA.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CHRISTOWN SPECTRUM

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Christown Spectrum Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Total Rent	Total Rent $ per SF	Tenant Lease Expiration	Tenant Sales $ per SF / Screen(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Wal-Mart	AA / Aa2 / AA	251,361	29.5%	$2,030,421	$8.08	5/5/2023	$342	2.4%	6, 5-year options
COSTCO	A+ / A1 / A+	154,809	18.2	$976,769	$6.31	11/30/2020	$775	0.8%	4, 5-year options
JC Penney	B / B3 / B-	98,000	11.5	$890,793	$9.09	7/31/2037	NA	NA	5, 5-year options
Harkins 14 Theater	NR / NR / NR	62,322	7.3	$1,248,152	$20.03	1/31/2023	$492,168	18.1%	3, 5-year options
Ross Dress for Less	NR / NR / BBB+	30,000	3.5	$414,002	$13.80	1/31/2017	$355	3.9%	3, 5-year options
Total Anchors		596,492	70.1%

Jr. Anchors
PetSmart	NR / WR / BB+	20,995	2.5%	$392,924	$18.72	11/30/2018	$287	6.5%	5, 5-year options
BBB Fashion Mart	NR / NR / NR	11,221	1.3	$178,530	$15.91	5/31/2014	$138	11.5%	2, 4-year options
Big 5 Sporting Goods	NR / NR / NR	11,103	1.3	$160,944	$14.50	1/31/2018	NA	NA	3, 5-year options
Dollar Tree	NR / NR / NR	10,740	1.3	$230,105	$21.43	11/30/2018	$216	9.9%	2, 5-year options
Total Jr. Anchors		54,059	6.4%

Occupied In-line		109,959	12.9%	$2,534,749	$23.05
Occupied Outparcel		57,282	6.7	$1,183,724	$20.66
Occupied Kiosk		484	0.1	$90,132	$186.22
Vacant Spaces		32,362	3.8	0	$0.00
Total Owned SF		850,638	100.0%
Total SF		850,638	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of 12/31/2012.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Christown Spectrum Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF / Screen(2)	Occupancy Cost	Renewal / Extension Options
Wal-Mart(3)(4)	AA / Aa2 / AA	251,361	29.5%	$1,312,104	17.4%	$5.22	5/5/2023	$342	2.4%	6, 5-year options
Harkins 14 Theater(5)	NR / NR / NR	62,322	7.3	965,991	12.8	15.50	1/31/2023	$492,168	18.1%	3, 5-year options
COSTCO(3)(6)	A+ / A1 / A+	154,809	18.2	684,256	9.1	4.42	11/30/2020	$775	0.8%	4, 5-year options
JC Penney(3)	B / B3 / B-	98,000	11.5	465,500	6.2	4.75	7/31/2037	NA	NA	5, 5-year options
Ross Dress for Less(7)	NR / NR / BBB+	30,000	3.5	315,000	4.2	10.50	1/31/2017	$355	3.9%	3, 5-year options
PetSmart(8)	NR / WR / BB+	20,995	2.5	314,925	4.2	15.00	11/30/2018	$287	6.5%	5, 5-year options
Mandarin Buffet	NR / NR / NR	12,298	1.4	233,662	3.1	19.00	2/29/2020	$107	20.7%	NA
Walgreens(3)(4)	NR / Baa1 / A2	15,120	1.8	179,928	2.4	11.90	5/31/2057	NA	NA	1, 45-year option
Dollar Tree(9)	NR / NR / NR	10,740	1.3	177,210	2.3	16.50	11/30/2018	$216	9.9%	2, 5-year options
Foot Locker(10)	NR / Ba2 / BB+	5,350	0.6	171,200	2.3	32.00	1/31/2014	$262	14.3%	1, 5-year option
Ten Largest Owned Tenants		660,995	77.7%	$4,819,776	63.8%	$7.29
Remaining Owned Tenants		157,281	18.5	2,733,922	36.2	17.38
Vacant Spaces (Owned Space)		32,362	3.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		850,638	100.0%	$7,553,698	100.0%	$9.23

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of 12/31/2012.
(3)	Tenant leases its space pursuant to a ground lease and is responsible for any construction, maintenance and other expenses related to the improvements.
(4)	Tenant has the right to “go dark” at any time during the term of the lease.
(5)
Tenant has the right to “go dark” after the 10th anniversary of the commencement date (July 13, 2017).  If there is less than 50% occupancy at the “shopping center” (as defined in the lease) for 120 consecutive days, the tenant is entitled to a 50% rent reduction and if the condition continues for at least 12 months, the tenant may terminate its lease.

(6)	Tenant has the right to “go dark” at any time during the lease. If the tenant goes dark, then the lessor has the right to terminate the lease.
(7)
Tenant has the right to “go dark” at any time during the term of the lease.  If either COSTCO or Wal-Mart vacates the premises or if less than 60% of the leasable floor area excluding tenant’s space is occupied by operating retailers, tenant will be allowed to pay a reduced rent and has the option to terminate after 18 months if co-tenancy criteria are not satisfied.

(8)
Tenant has the right to “go dark” at any time during the term of the lease.  If either COSTCO or Wal-Mart vacates the premises, PetSmart is entitled to rent reductions after 180 days and has the right to terminate its lease after 12 months if a replacement tenant is not found.

(9)
If Target vacates at any time during the term of the lease, Dollar Tree will be allowed to pay a reduced rent for 12 months and then terminate the lease one year after Target vacates if no replacement tenant occupies the Target space.

(10)
If two or more anchor tenants (COSTCO, Wal-Mart, Target, JC Penney) vacate the premises or occupancy of the gross leasable area of non-Anchor Tenants is less than 70%, Foot Locker will be allowed to pay a reduced rent and has option to terminate the lease in 18 months if a replacement tenant is not in-place or the occupancy threshold is not satisfied.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CHRISTOWN SPECTRUM

The following table presents certain information relating to the lease rollover schedule at the Christown Spectrum Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	3,006	0.4%	0.4%	$11,994	0.2%	$3.99	1
2013	19,587	2.3	2.7%	271,175	3.6	13.84	5
2014	34,161	4.0	6.7%	589,347	7.8	17.25	10
2015	21,127	2.5	9.2%	521,850	6.9	24.70	9
2016	19,174	2.3	11.4%	453,119	6.0	23.63	6
2017	33,009	3.9	15.3%	454,862	6.0	13.78	5
2018	80,319	9.4	24.7%	1,100,751	14.6	13.70	8
2019	4,067	0.5	25.2%	159,500	2.1	39.22	1
2020	171,127	20.1	45.3%	952,852	12.6	5.57	3
2021	0	0.0	45.3%	0	0.0	0.00	0
2022	1,682	0.2	45.5%	24,725	0.3	14.70	1
2023	313,683	36.9	82.4%	2,278,095	30.2	7.26	2
2024 & Thereafter	117,334	13.8	96.2%	735,428	9.7	6.27	3
Vacant	32,362	3.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	850,638	100.0%		$7,553,698	100.0%	$9.23	54

(1)
Calculated based on approximate square footage occupied by each Owned Tenant. Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Christown Spectrum Property:

Cash Flow Analysis(1)

	2010	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$7,292,163	$7,152,648	$7,369,287	$7,553,698	$8.88
Overage Rent	109,357	128,064	49,974	304,527	0.36
Other Rental Revenue	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$7,401,519	$7,280,712	$7,419,261	$7,858,225	$9.24
Total Reimbursables	3,136,508	3,361,387	2,491,307	2,983,716	3.51
Other Income(3)	458,624	518,788	616,909	476,734	0.56
Vacancy & Credit Loss	(68,338)	(39,319)	(7,200)	(428,428)	(0.50)
Effective Gross Income	$10,928,312	$11,121,567	$10,520,277	$10,890,247	$12.80

Total Operating Expenses	$4,875,105	$4,954,492	$3,895,448	$4,458,052	$5.24

Net Operating Income	$6,053,207	$6,167,075	$6,624,829	$6,432,195	$7.56
TI/LC	0	0	0	644,566	0.76
Capital Expenditures	0	0	0	170,128	0.20
Net Cash Flow	$6,053,207	$6,167,075	$6,624,829	$5,617,502	$6.60

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on in-place leases as of December 2012.
(3)
Other income includes kiosk income, vending income, storage income, advertising/signage income, parking income and other income from the in-line mall space. Kiosk income was included in overage rent in the underwriting.

■	Appraisal. According to the appraisal, the Christown Spectrum Property had an “as-is” appraised value of $94,000,000 as of an effective date of March 28, 2013.

■	Environmental Matters. The Phase I performed on November 28, 2012 recommended the continuation of an existing Operations and Maintenance (O&M) plan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CHRISTOWN SPECTRUM

■
Market Overview and Competition.  The Christown Spectrum Property is a regional mall in Phoenix, Arizona. The property is situated in northern Phoenix, east of I-17, a major north-south thoroughfare, in one of the most densely populated areas in the Phoenix region with a population of 180,829 people within a three-mile radius.  Within six miles of the Christown Spectrum Property are two other major shopping centers: the Metrocenter and the Origins Biltmore Fashion Park. Metrocenter is located 4.7 miles to the northwest of Christown Spectrum on the west side of I-17 and is anchored by Sears, Dillard’s and Harkins Theater.  The Origins Biltmore Fashion Park is an outdoor, higher-end shopping center located 5.9 miles east of the Christown Spectrum Property.  With a gross leasable area of 535,430 SF, the Origins Biltmore Fashion Park is anchored by Saks Fifth Avenue and Macy’s.

The following table presents certain information relating to the primary competition for the Christown Spectrum Property:

Competitive Set(1)
	Metrocenter	Arrowhead Towne Center	Paradise Valley Mall
Distance from Subject	4.7 miles Northwest	NAP	NAP
Property Type	Regional Mall	Regional Mall	Regional Mall
Year Built / Renovated	1973 / 1993, 2006, 2007	1993, 2004 / NAP	1979, 1998, 2008 / NAP
Total GLA	1,122,959	1,204,862	1,222,802
Total Occupancy	78%	96%	88%
Anchors	Dillard’s, Sears and Harkins Theatre	Dillard’s, Sears, JC Penney and Macy’s	Dillard’s, Sears and JC Penney

(1)	Source: Appraisal.

■
The Borrower.  The borrowers are Coventry II DDR Phoenix Spectrum Fee LLC and Coventry II DDR Phoenix Spectrum SPE LLC, each of which is a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Christown Spectrum Loan.  The borrowers of the Christown Spectrum Loan are indirectly owned 79.2% by Coventry Real Estate Fund II, L.L.C. and Coventry Fund II Parallel Fund, L.L.C., 19.8% by DDR, JDN QRS, LLC and JDN Development Company, Inc. and 1% by Phoenix Mall Properties, LLC.  Coventry Real Estate Fund II, L.L.C. and Coventry Fund II Parallel Fund, L.L.C. are the non-recourse carevout guarantors (the “Coventry Guarantors”) under the Christown Spectrum Loan. The Coventry Guarantors are currently involved in certain litigation proceedings with other owners of the Christown Spectrum Property.  For additional information, see “Description of the Mortgage Pool—Litigation Considerations” in the Free Writing Prospectus.

■
Escrows. At origination, the borrowers funded an escrow reserve in the amount of $606,831 in respect of taxes and $35,569 in respect of insurance premiums.  On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (ii) a tenant improvement and leasing commission reserve in the monthly amount of $27,300, and (iii) a capital expenditure reserve in the monthly amount of $16,667, subject to a maximum total escrowed amount of $1,000,000.

■
Lockbox and Cash Management.  The Christown Spectrum Loan requires a hard lockbox and cash management, which are already in place.  The borrowers directed the tenants to pay their rents directly to a lender-controlled lockbox account.  All amounts in the lockbox account are swept on a daily basis to a lender-controlled cash management account.  In addition, the Christown Spectrum Loan provides for a cash flow sweep in the event that the debt service coverage ratio, as defined in the loan documents, drops below 1.05x or during an event of default.  During a cash flow sweep, all excess funds in the cash management account, after all required payments and deposits under the cash waterfall have been made (including the payment of debt service and the funding certain of certain reserves) are retained by the lender and held as cash collateral for the Christown Spectrum Loan.  The cash sweep period will terminate once the debt service coverage ratio is at or

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

CHRISTOWN SPECTRUM

above 1.05x for two consecutive calendar quarters or, if the trigger was an event of default, the event of default is cured.

■
Property Management. The Christown Spectrum Property is managed by Vestar Properties, Inc. pursuant to a management agreement.  Under the loan documents, the Christown Spectrum Property may not be managed by any other party except for a management company approved by the lender and the rating agencies.  The lender may require the borrowers to replace the property manager (i) if the debt service coverage ratio is less than 1.05x, (ii) if an event of default is continuing under the loan documents, (iii) if there is a material default by the property manager under the management agreement or, (iv) upon the gross negligence, malfeasance or willful misconduct of the property manager.

■
Mezzanine Indebtedness.  Concurrently with the funding of the Christown Spectrum Loan, Jefferies LoanCore LLC funded a mezzanine loan (the “Christown Mezzanine Loan”) in the amount of $7,700,000 to Phoenix MZ, LLC, as mezzanine borrower, an indirect owner of 79.2% of the equity interests in the borrowers.  The mezzanine loan is secured by a pledge of the mezzanine borrower’s 80% equity interest in Coventry II DDR Phoenix Spectrum LLC, the 99% indirect owner of the equity interests in the borrowers.  The Christown Mezzanine Loan has an interest rate of 15.3% per annum and is co-terminus with the Christown Spectrum Loan.  The Christown Mezzanine Loan is subject to a customary intercreditor agreement with the first mortgage lender.

■
Wells Fargo Pledge.  In December 2006, the Coventry Guarantors executed repayment guaranties in connection with a $48,000,000 construction loan (the “Bloomfield Loan”) made by Wells Fargo Bank, N.A. (“Wells”) secured by a mixed-use lifestyle center development project located in Bloomfield Hills, Michigan. The borrowers under the Bloomfield Loan defaulted on the Bloomfield Loan at its maturity date and Wells filed suit to enforce the repayment guaranties. Wells and the Coventry Guarantors entered into a settlement agreement pursuant to which Wells agreed to forbear exercising its remedies until November 2013 in exchange for the Coventry Guarantors’ pledge of their 79.2% equity interest in the Christown Spectrum Property and another property, and a $7,500,000 principal payment, which was funded by the predecessor loan to the JLC Mezzanine Loan.  Wells has entered into an intercreditor agreement with Jefferies LoanCore LLC pursuant to which it has subordinated its pledge to the Christown Spectrum Loan and the Christown Mezzanine Loan.  Pursuant to this intercreditor agreement, Wells agrees that it will (1) release any overlapping collateral in connection with an assignment or transfer by Wells of its position and (2) cause any transferee to agree to be bound by the terms of the intercreditor agreement.  Prior to a foreclosure (or conveyance in lieu thereof) of the Wells position, any party (other than Wells), is required to provide a replacement guaranty on similar terms as the guaranties delivered under the Christown Spectrum Loan and the Christown Mezzanine Loan, as applicable and retain the existing property manager or appoint a new “qualified manager”.

■
Terrorism Insurance.  The borrowers are required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts, both foreign and domestic, in an amount equal to 100% of the full replacement cost of the Christown Spectrum Property plus twenty-four months of business interruption coverage; provided that such coverage is available.  In the event that such coverage with respect to terrorist acts is not included as part of the “all risk” property policy, the borrowers are required, nevertheless, to obtain coverage for terrorism (as standalone coverage) in an amount equal to 100% of the full replacement cost of the Christown Spectrum Property plus twenty-four months of business interruption coverage; provided that such coverage is available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASCENTIA MHC PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

ASCENTIA MHC PORTFOLIO

CANADA
Seattle
WASHINGTON
Portland
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
Boise
IDAHO
WYOMING
SOUTH DAKOTA
Minneapolis
WISCONSIN
Rawlings
NEBRASKA
IOWA
Chicago
Salt Lake City
NEVADA
Omaha
Lincoln
Grand Island
San Francisco
Denver
ILLINOIS
UTAH
COLORADO
CALIFORNIA
Kansas City
St. Louis
KANSAS
MISSOURI
Las Vegas
Los Angeles
ARIZONA
OKLAHOMA
ARKANSAS
Albuquerque
Phoenix
NEW MEXICO
San Diego
Little Rock
Dallas
MISSISSIPPI
TEXAS
PACIFIC OCEAN
Austin
LOUISIANA
New Orleans
San Antonio
Houston
MEXICO
CARTIFACT
Gulf of Mexico

ASCENTIA MHC PORTFOLIO

#	Community	Address	City, State	Zip
1	Aloha Vegas	500 Miller Avenue	North Las Vegas, NV	89030
2	Buckingham	2910 Pat Booker Road	Universal City, TX	78148
3	Cedar Village	15814 East Colfax Avenue	Aurora, CO	80011
4	Country Oaks	7510 Tally Road	San Antonio, TX	78253
5	Countryside	2400 North 1st Street	Lincoln, NE	68521
6	Dream Island	1315 Dream Island Plaza	Steamboat Springs, CO	80487
7	Gaslight	2801 NW Street	Lincoln, NE	68521
8	Golden Eagle	1016 Harshman Road	Rawlings, WY	82301
9	Hillside	300 Harshman Road	Rawlings, WY	82301
10	Kingswood	2323 Bellwood Drive	Grand Island, NE	68801
11	Lake Fork	150 State Highway 300	Leadville, CO	80461
12	Lawson	2038 County Road	Lawson, CO	80436
13	Medicine Waters	300-400 North 13th Street	Saratoga, WY	82331
14	Mountain Springs	701 Antelope Drive	Rock Springs, WY	82901
15	Rancho Bridger	5020 Springs Drive	Rock Springs, WY	82901
16	River Valley	10910 Turner Boulevard	Longmont, CO	80504
17	Sheltered Valley	1700 Wilson Street	Green River, WY	82935
18	Skyline Village	1700 Swanson Drive	Rock Springs, WY	82901
19	Sugar Creek	211 Monroe	Rawlins, WY	82301
20	Trails End	1925 East Murray	Rawlins, WY	82301
21	Valle Grande	8900 Second Street NW	Albuquerque, NM	87114
22	W Bar K	3800 Sunset Drive	Rock Springs, WY	82901
23	West Park Plaza	129 Melody Lane	Grand Island, NE	68803
24	West Winds	505 Williams	Cheyenne, WY	82007
25	Western Hills	45 Purple Sage Road	Rock Springs, WY	82901
26	Windgate	2800 Wingdate Drive	New Braunfels, TX	78130
27	Woodlawn	2720 North 2nd Street	Lincoln, NE	68521
28	Woodview	1301 West Oltorf	Austin, TX	78704

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

ASCENTIA MHC PORTFOLIO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	28		Loan Seller		CGMRC
Location (City/State)	Various		Cut-off Date Principal Balance		$59,329,994
Property Type	Manufactured Housing		Cut-off Date Principal Balance per Pad		$15,953.21
Size (Pads)	3,719		Percentage of Initial Pool Balance		4.9%
Total Occupancy as of 11/30/2012	80.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 11/30/2012	80.0%		Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP		Mortgage Rate		4.5500%
Appraised Value	$91,045,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		NAP
Underwritten Revenues	$13,774,641
Underwritten Expenses	$6,712,537		Escrows
Underwritten Net Operating Income (NOI)	$7,062,104			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,870,148		Taxes	$0	$47,477
Cut-off Date LTV Ratio	65.2%		Insurance	$59,203	$14,801
Maturity Date LTV Ratio	52.8%		Replacement Reserves	$0	$15,996
DSCR Based on Underwritten NOI / NCF	1.94x / 1.89x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.9% / 11.6%		Other(1)	$550,425	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$59,400,000	99.1%	Loan Payoff	$44,704,019	74.6%
Other Sources	520,000	0.9	Principal Equity Distribution	12,401,990	20.7
			Closing Costs	2,204,363	3.7
			Reserves	609,628	1.0

Total Sources	$59,920,000	100.0%	Total Uses	$59,920,000	100.0%

(1)
Other upfront reserves include: (i) $446,125 for deferred maintenance; (ii) $50,000 for the removal or renovation of damaged abandoned coaches at certain Ascentia MHC Portfolio Properties; (iii) $35,500 for the removal of municipal code violations at the Kingswood Property and West Park Plaza Property; and (iv) $18,800 for mitigation of high levels of radon at the Cedar Village Property and Dream Island Property.  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Ascentia MHC Portfolio Loan”) is evidenced by a note in the original principal amount of $59,400,000 and is secured by first mortgages or deeds of trust encumbering 28 manufactured housing communities located in 6 different states (the “Ascentia MHC Portfolio Properties”). The Ascentia MHC Portfolio Loan was originated on March 6, 2013 and represents approximately 4.9% of the Initial Pool Balance.  The Ascentia MHC Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $59,329,994 and has an interest rate of 4.5500% per annum.  The proceeds of the Ascentia MHC Portfolio Loan were used to refinance existing debt on the Ascentia MHC Portfolio Properties.

The Ascentia MHC Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months.  The Ascentia MHC Portfolio Loan requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in March 2023.  The borrowers have the right to voluntarily prepay the Ascentia MHC Portfolio Loan either in whole or, solely in connection with the release of one or more of the Countryside Estates Property or the Woodlawn Property (See “—Release of Collateral” below), in part, on any day after the second anniversary of the Closing Date and prior to January 6, 2023.  Each such prepayment is required to be accompanied by the payment of the greater of (i) a yield maintenance premium and (ii) 1% of the unpaid principal balance.  On and after January 6, 2023, the borrowers may prepay the Ascentia MHC Portfolio Loan either in whole or, solely in connection with the release of one or more of the Countryside Estates Property or the Woodlawn Property, in part, without penalty.  In addition, the Ascentia MHC Portfolio Loan may be defeased, either in full or, solely in connection with the release of one or more of the Countryside Estates Property or the Woodlawn Property in part, with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, at any time after the second anniversary of the Closing Date.

■	The Mortgaged Properties. The Ascentia MHC Portfolio Properties consist of 28 manufactured housing communities across 6 states totaling 3,719 pads.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

ASCENTIA MHC PORTFOLIO

The following table presents certain information relating to Ascentia MHC Portfolio Properties:

Property Name	City	State	Year Built	# of Pads	Occupancy	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	UW NCF	UW NCF $ per Pad	Appraised Value
River Valley	Longmont	CO	1968	210	97.1%	$7,045,687	11.9%	$859,287	$4,092	$9,500,000
Skyline Village	Rock Springs	WY	1972	305	96.4	6,381,470	10.8	755,181	2,476	9,200,000
West Winds	Cheyenne	WY	1973	295	85.8	5,761,202	9.7	651,120	2,207	8,300,000
Gaslight	Lincoln	NE	1972, 2005, 2006	434	63.8	4,172,077	7.0	441,873	1,018	6,250,000
Aloha Vegas	North Las Vegas	NV	1965	213	75.1	4,108,153	6.9	424,429	1,993	6,700,000
Dream Island	Steamboat Springs	CO	1954, 1959, 1961	81	98.8	3,189,237	5.4	417,618	5,156	4,300,000
Western Hills	Rock Springs	WY	1970	169	90.5	2,931,541	4.9	346,576	2,051	4,350,000
Kingswood	Grand Island	NE	1972	213	84.5	2,780,719	4.7	313,164	1,470	3,750,000
Woodlawn	Lincoln	NE	1975	257	57.2	2,566,971	4.3	258,551	1,006	3,950,000
Lake Fork	Leadville	CO	1960, 1973	151	90.7	2,375,197	4.0	293,333	1,943	4,175,000
Buckingham	Universal City	TX	1970	130	93.1	2,024,611	3.4	203,889	1,568	3,500,000
Valle Grande	Albuquerque	NM	1970	71	94.4	1,816,856	3.1	182,166	2,566	2,480,000
Woodview	Austin	TX	1969	71	90.1	1,748,936	2.9	179,276	2,525	3,100,000
Countryside Estates	Lincoln	NE	1971	163	65.0	1,513,214	2.6	182,595	1,120	2,250,000
West Park Plaza	Grand Island	NE	1968	230	59.6	1,358,397	2.3	158,250	688	2,150,000
Sheltered Valley	Green River	WY	1975	55	94.5	1,174,614	2.0	155,887	2,834	1,825,000
Cedar Village	Aurora	CO	1954	43	97.7	1,148,645	1.9	139,143	3,236	1,550,000
W Bar K	Rock Springs	WY	1974	55	92.7	1,126,671	1.9	140,847	2,561	1,750,000
Country Oaks	San Antonio	TX	1985	130	85.4	1,087,717	1.8	113,725	875	3,000,000
Trails End	Rawlins	WY	1975	62	93.5	1,043,768	1.8	136,252	2,198	1,550,000
Rancho Bridger	Rock Springs	WY	1975	75	96.0	1,008,810	1.7	137,557	1,834	1,900,000
Mountain Springs	Rock Springs	WY	1980	40	95.0	642,242	1.1	83,980	2,100	1,025,000
Windgate	New Braunfels	TX	1986	55	96.4	615,274	1.0	63,581	1,156	1,470,000
Lawson	Lawson	CO	1960	30	90.0	596,296	1.0	73,205	2,440	975,000
Golden Eagle	Rawlins	WY	1980	51	72.5	557,342	0.9	72,990	1,431	925,000
Sugar Creek	Rawlins	WY	1977	33	60.6	275,675	0.5	39,943	1,210	440,000
Hillside	Rawlins	WY	1960, 1968, 1973	26	57.7	144,829	0.2	19,141	736	320,000
Medicine Waters	Saratoga	WY	1985	71	28.2	133,842	0.2	26,589	374	360,000
Total / Wtd. Avg.				3,719	80.0%	$59,329,994	100.0%	$6,870,148	$1,847	$91,045,000

The following table presents certain information relating to historical leasing at the Ascentia MHC Portfolio Properties:

Historical Leased %(1)

	2009	2010	2011	TTM 11/30/2012
Occupancy	78.3%	79.4%	81.2%	80.0%

(1)	As provided by borrowers which reflects average occupancy for each year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

ASCENTIA MHC PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Ascentia MHC Portfolio Properties:

Cash Flow Analysis(1)
	2010	2011	TTM 11/30/2012	Underwritten	Underwritten $ per Pad
Base Rent	$12,346,895	$12,515,957	$12,260,492	$11,717,061	$3,151
Gross Up Vacancy	0	0	0	2,726,580	733
Utility Reimbursements	989,417	980,671	1,522,667	1,506,762	405
Gross Potential Income	$13,336,312	$13,496,628	$13,783,159	$15,950,403	$4,289
Vacancy, Credit Loss & Concessions	(1,015,035)	(568,258)	(390,088)	(2,864,905)	(770)
Effective Gross Income	$12,321,277	$12,928,370	$13,393,071	$13,085,498	$3,519
Other Income(2)	360,193	416,182	689,143	689,143	185
Total Revenue	$12,681,470	$13,344,552	$14,082,214	$13,774,641	$3,704

Utilities Expense	$1,904,247	$2,130,829	$2,120,896	$2,120,896	$570
Payroll Expense	1,592,431	1,883,296	2,160,463	1,896,122	510
Repairs & Maintenance	669,104	788,122	876,908	876,908	236
General & Administrative	985,129	914,891	491,972	555,500	149
Management Fees	1,191,348	1,143,050	1,161,189	550,986	148
Tax Expense	401,856	559,180	445,067	533,557	143
Insurance	144,281	152,595	176,109	178,568	48
Total Expenses	$6,888,396	$7,571,963	$7,432,604	$6,712,537	$1,805

Net Operating Income	$5,793,074	$5,772,589	$6,649,610	$7,062,104	$1,899
Cap Ex	0	0	0	191,956	52
Net Cash Flow	$5,793,074	$5,772,589	$6,649,610	$6,870,148	$1,847

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other income includes commercial income, late fees, pet fees, vending and other miscellaneous income. The item also includes income from 25 RV units totaling $45,490.

■
Appraisal.  According to the appraisals, the Ascentia MHC Portfolio Properties had a total aggregate “as-is” appraised value of $91,045,000 as of an effective date ranging from December 17, 2012 to January 6, 2013.

■
Environmental Matters.  According to the Phase I environmental reports, dated from January 7, 2013 to January 9, 2013, there were no recommendations for further action other than, with respect to certain of the Ascentia MHC Portfolio Properties, radon remediation and Operations and Maintenance (O&M) Plans for asbestos and/or lead-based paint.

■
The Borrowers.  Each of the 26 borrowers under the Ascentia MHC Portfolio Loan are single-purpose Delaware limited liability companies, with 24 of such borrowers also being single-asset entities.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Ascentia MHC Portfolio Loan.  The borrowers of the Ascentia MHC Portfolio Loan are indirectly owned by Ascentia Real Estate Holding Company, LLC.  The guarantors of the non-recourse carveouts under the Ascentia MHC Portfolio Loan are Ascentia Real Estate Holding Company, LLC, John J. Eberle and Boris B. Vukovich.

■
Escrows.  On the origination date, the borrowers funded aggregate reserves of $609,628 with respect to the Ascentia MHC Portfolio Properties, comprised of: (i) $59,203 for insurance premiums, (ii) $446,125 for deferred maintenance, (iii) $50,000 for the removal or renovation of damaged abandoned coaches at certain Ascentia MHC Portfolio Properties, (iv) $35,500 for the removal of municipal code violations at the Kingswood Property and West Park Plaza Property, and (v) $18,800 for mitigation of high levels of radon at the Cedar Village Property and Dream Island Property.

In addition, on each monthly payment date, the borrowers are required to fund the following reserves with respect to the Ascentia MHC Portfolio Properties: (i) a tax reserve in an amount equal to one twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, currently

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

ASCENTIA MHC PORTFOLIO

required to be $47,477, (ii) an insurance reserve in an amount equal to one twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, currently required to be $14,801 and (iii) a replacement reserve in the amount of $15,996.

Further, on each monthly payment date during the continuance of an Ascentia MHC Portfolio Trigger Period, the borrowers are required to deposit (or cause to be deposited) into an account under the sole dominion and control of the lender (or the servicer) (the “Ascentia MHC Portfolio Cash Management Account”) an amount equal to (x) the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month set forth in the approved budget for each property (for further deposit into the operating expense reserve account) and (y) all excess cash flow generated by the Ascentia MHC Portfolio Properties (such subaccount, the “Ascentia MHC Portfolio Excess Cash Flow Reserve”).

A “Ascentia MHC Portfolio Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default, (ii) the debt yield being less than 9.0% and (iii) the debt service coverage ratio being less than 1.20x and (B) expiring upon (x) with regard to any Ascentia MHC Portfolio Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any Ascentia MHC Portfolio Trigger Period commenced in connection with clause (ii) above, the date on which the debt yield is equal to or greater than 9.5% for two (2) consecutive calendar quarters, and (z) with regard to any Ascentia MHC Portfolio Trigger Period commenced in connection with clause (iii) above, the date on which the debt service coverage ratio is equal to or greater than 1.25x for two (2) consecutive calendar quarters.

■
Lockbox and Cash Management.  The Ascentia MHC Portfolio Loan is structured with a soft lockbox with springing cash management which was established upon closing of the Ascentia MHC Portfolio Loan.  The loan documents require all revenues generated by the Ascentia MHC Portfolio Properties to be deposited into a restricted account under the sole dominion control of the lender (the “Ascentia MHC Portfolio Restricted Account”) upon receipt by any borrower or manager, and in no event later than two business days thereafter.  Until such time as an Ascentia MHC Portfolio Trigger Period has occurred, all funds in the Ascentia MHC Portfolio Restricted Account will be transferred each business day to or at the direction of borrowers.  Upon the occurrence of the first Ascentia MHC Portfolio Trigger Period, the lender on the borrowers’ behalf will establish the Ascentia MHC Portfolio Cash Management Account and an account with the lender or servicer into which borrowers will deposit (or cause to be deposited) the amounts required for the payment of debt service under the Ascentia MHC Portfolio Loan (the “Ascentia MHC Portfolio Debt Service Account”).  Thereafter, provided no Ascentia MHC Portfolio Trigger Period is then effect, on each monthly payment date, all funds on deposit in Ascentia MHC Portfolio Cash Management Account in excess of the amount required to fund the Ascentia MHC Portfolio Debt Service Account and all other required reserves on the next due date will be remitted to the borrowers.  During the continuance of an Ascentia MHC Portfolio Trigger Period, all amounts in the Ascentia MHC Portfolio Restricted Account are swept on each business day to the Ascentia MHC Portfolio Cash Management Account.  Upon the occurrence and during the continuance of an event of default under the Ascentia MHC Portfolio Loan, the lender may apply any funds in the Ascentia MHC Portfolio Cash Management Account to amounts payable under the Ascentia MHC Portfolio Loan and/or toward the payment of expenses of the Ascentia MHC Portfolio Property, in such order of priority as the lender may determine. Without limiting the foregoing, during an Ascentia MHC Portfolio Trigger Period, any remaining excess cash flow generated by the Ascentia MHC Portfolio Property will be deposited in the Ascentia MHC Portfolio Excess Cash Flow Reserve.

■
Property Management.  The Ascentia MHC Portfolio Properties are currently managed by Ascentia Real Estate Investment Company, an affiliate of the borrowers, pursuant to 28 property-specific management agreements.  Under the loan documents, the Ascentia MHC Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender may require the borrowers to replace the property manager if there is a material default by the property manager under the management agreement after the expiration of any applicable cure period.  Upon the occurrence of an event of default, a default by the property manager under the management

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

ASCENTIA MHC PORTFOLIO

agreement beyond any applicable cure period or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrowers to replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■
Release of Collateral.  Provided no event of default is then continuing under the Ascentia MHC Portfolio Loan, at any time after the date following the second anniversary of the Closing Date, the borrowers may obtain the release of one or more of the Countryside Estates Property or the Woodlawn Property from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) (a) prepayment in an amount equal to 120% of the allocated loan amount for each Ascentia MHC Portfolio Property being released plus a payment in an amount equal to the greater of (x) a yield maintenance premium and (y) 1% of the unpaid principal balance of the portion of the Ascentia MHC Portfolio Loan being prepaid or (b) delivery of defeasance collateral in an amount equal to 120% of the allocated loan amount for each Ascentia MHC Portfolio Property being released, (ii) after giving effect to the release, the debt service coverage ratio for the remaining Ascentia MHC Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.90x and (b) the debt service coverage ratio immediately prior to the release (without giving effect to the proposed release of one or more of the Ascentia MHC Portfolio Properties), (iii) after giving effect to the release, the loan-to-value ratio for the remaining Ascentia MHC Portfolio Properties is no greater than the lesser of (a) 65.2% and (b) the loan-to-value ratio immediately prior to the release (without giving effect to the proposed release of one or more of the Ascentia MHC Portfolio Properties), (iv) after giving effect to the release, the debt yield for the remaining Ascentia MHC Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 11.57% and (b) the debt yield immediately prior to the release (without giving effect to the proposed release of one or more of the Ascentia MHC Portfolio Properties), (v) delivery of Rating Agency Confirmation, and (vi) delivery of REMIC and new non-consolidation opinions.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Ascentia MHC Portfolio Properties, plus twelve (12) months of business interruption coverage in an amount equal to 100% of the projected gross income from the Ascentia MHC Portfolio Properties (on an actual loss sustained basis) for a period continuing until the restoration of the Ascentia MHC Portfolio Properties are completed. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

BLUE DIAMOND CROSSING

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

BLUE DIAMOND CROSSING

Blue Diamond Crossing
3820-4370 Blue Diamond Road &
Valley View Boulevard
Las Vegas, NV 89139
Las Vegas
Paradise
MCCARRAN
INTERNATIONAL
AIRPORT
SILVERADO
RANCH
LAS VEGAS FREEWAY
W TROPICANA AVE
E TROPICANA AVE
E FLAMINGO RD
W RUSSELL RD
W WARM SPRINGS RD
E WARM SPRINGS RD
E SUNSET RD
E WINDMILL LN
BLUE DIAMOND RD
S DECATUR BLVD
S LAS VEGAS BLVD
PARADISE RD
University of Nevada
Las Vegas
Thomas &
Mack Center
Town
Square
Las Vegas
Las Vegas
Premium
Outlets
Bali Hai
Golf Club
Wynn
Golf Course
Hughes
Center
The
Boulevard
Mall
15
215
160
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

BLUE DIAMOND CROSSING

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	AMF I
Location (City/State)	Las Vegas, Nevada	Cut-off Date Principal Balance	$59,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$116.82
Size (SF)	505,072	Percentage of Initial Pool Balance	4.9%
Total Occupancy as of 3/1/2013	96.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/1/2013	96.7%	Type of Security	Leasehold
Year Built / Latest Renovation	2006-2010 / NAP	Mortgage Rate	4.9650%
Appraised Value	$85,570,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	300
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$7,046,592
Underwritten Expenses	$1,328,031	Escrows
Underwritten Net Operating Income (NOI)	$5,718,561	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,429,003	Taxes	$109,593	$27,398
Cut-off Date LTV Ratio	68.9%	Insurance	$21,239	$3,645
Maturity Date LTV Ratio	51.5%	Replacement Reserves(1)	$0	$3,269
DSCR Based on Underwritten NOI / NCF	1.39x / 1.32x	TI/LC(2)	$274,350	$20,861
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.2%	Other(3)	$128,181	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$59,000,000	98.4%	Loan Payoff	$59,158,384	98.6%
Principal’s New Cash Contribution	989,194	1.6	Reserves	533,363	0.9
Closing Costs	297,447	0.5

Total Sources	$59,989,194	100.0%	Total Uses	$59,989,194	100.0%

(1)	Replacement reserves are capped at $125,000.
(2)	TI/LC reserves are capped at $800,000.
(3)	Other upfront reserve represents a ground rent reserve.

■
The Mortgage Loan.  The mortgage loan (the “Blue Diamond Crossing Loan”) is evidenced by a note in the original principal amount of $59,000,000 and is secured by a first mortgage encumbering a leasehold interest on an anchored retail power center located in Las Vegas, Nevada known as Blue Diamond Crossing (the “Blue Diamond Crossing Property”).  The Blue Diamond Crossing Loan was originated by Archetype Mortgage Capital LLC and was subsequently purchased by Archetype Mortgage Funding I LLC.  The Blue Diamond Crossing Loan was originated on March 21, 2013 and represents approximately 4.9% of the Initial Pool Balance.  The note evidencing Blue Diamond Crossing Loan has an outstanding principal balance as of the Cut-off Date of $59,000,000 and has an interest rate of 4.9650% per annum.  The proceeds of the Blue Diamond Crossing Loan were used to refinance existing debt secured by a lien on the Blue Diamond Crossing Property.

The Blue Diamond Crossing Loan had an initial term of 120 months and has a remaining term of 120 months.  The Blue Diamond Crossing Loan requires payments of principal and interest based on a 25-year amortization schedule.  The scheduled maturity date is the due date in April 2023.  Voluntary prepayment of the Blue Diamond Crossing Loan is prohibited prior to January 1, 2023. Defeasance with direct non-callable obligations of the United States is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property.  The Blue Diamond Crossing Property is an approximately 505,072 SF anchored retail power center located in Las Vegas, Nevada that was constructed between 2006 and 2010.  The Blue Diamond Crossing Property is located in the Las Vegas-Paradise metropolitan statistical area at the northwest corner of Blue Diamond Road and South Valley View Boulevard and has good access and visibility from both thoroughfares. The Blue Diamond Crossing Property’s space that constitutes collateral for the Blue Diamond Crossing Loan totals approximately 505,072 SF and includes tenants such as Target, Kohl’s and Ross Dress for Less.  The remainder of the property is predominately occupied by other retailers including Big Lots, Office Depot, Cost Plus, Petco and Dollar Tree (which are all part of the collateral).  As of March 1, 2013, the Total and Owned Occupancy was 96.7%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

BLUE DIAMOND CROSSING

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Blue Diamond Crossing Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost	Renewal / Extension Options
Anchors
Target (GL)(3)(4)(5)	A- / A2 / A+	126,842	25.1%	Yes	$69,621	$0.55	7/19/2055	NA	NA	NA
Kohl’s (GL)(3)(5)	BBB+ / Baa1 / BBB+	96,000	19.0	Yes	$320,462	$3.34	10/5/2026	NA	NA	6, 5-year options
Ross Dress for Less(5)	NR / NR / NR	30,187	6.0	Yes	$504,527	$16.71	1/31/2017	NA	NA	4, 5-year options
Total Anchors		253,029	50.1%

Jr. Anchors
Big Lots(5)	NR / NR / BBB-	28,000	5.5%	Yes	$319,576	$11.41	1/30/2016	NA	NA	3, 5-year options
Office Depot(5)	NR / B2 / B-	20,570	4.1	Yes	$294,928	$14.34	1/31/2017	NA	NA	3, 5-year options
Cost Plus	NR / NR / NR	18,300	3.6	Yes	$357,157	$19.52	1/31/2017	$162	12.0%	3, 5-year options
Petco	NR / Caa1 / B	16,100	3.2	Yes	$389,570	$24.20	1/31/2017	NA	NA	2, 5-year options
Dollar Tree	NR / NR / NR	12,019	2.4	Yes	$256,817	$21.37	1/31/2018	NA	NA	3, 5 year options
Total Jr. Anchors		94,989	18.8%

Occupied In-line		74,877	14.8%		$2,044,225	$27.30
Occupied Outparcel/Other		65,662	13.0		$2,507,449	$38.19
Vacant Spaces		16,515	3.3		$0	$0.00
Total Owned SF		505,072	100.0%
Total SF		505,072	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 12/31/2012.
(3)	Ground sublease.
(4)	Target has prepaid its 50 year ground sublease through the term.
(5)	Tenant has the right to “go dark” at any time during the term of the lease.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Blue Diamond Crossing Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF (3)	Occupancy Cost	Renewal / Extension Options
Ross Dress for Less(4)	NR / NR / NR	30,187	6.0%	$448,242	7.4%	$14.85	1/31/2017	NA	NA	4, 5-year options
Famous Dave’s	NR / NR / NR	7,540	1.5	392,000	6.5	51.99	5/31/2028	NA	NA	4, 5-year options
Petco	NR / Caa1 / B	16,100	3.2	349,853	5.8	21.73	1/31/2017	NA	NA	2, 5-year options
Cost Plus	NR / NR / NR	18,300	3.6	320,250	5.3	17.50	1/31/2017	$162	12.0%	3, 5-year options
Big Lots(4)	NR / NR / BBB-	28,000	5.5	283,570	4.7	10.13	1/30/2016	NA	NA	3, 5-year options
Office Depot(4)	NR / B2 / B-	20,570	4.1	259,182	4.3	12.60	1/31/2017	NA	NA	3, 5-year options
Dollar Tree	NR / NR / NR	12,019	2.4	224,755	3.7	18.70	1/31/2018	NA	NA	3, 5-year options
Kohl’s (GL)(4)	BBB+ / Baa1 / BBB+	96,000	19.0	220,000	3.6	2.29	10/5/2026	NA	NA	6, 5-year options
AT&T Wireless	NR / NR / NR	4,193	0.8	201,264	3.3	48.00	6/30/2013	NA	NA	2, 5-year options
Pacific Dental	NR / NR / NR	4,076	0.8	196,137	3.2	48.12	2/28/2018	NA	NA	2, 5-year options
Ten Largest Owned Tenants		236,985	46.9%	$2,895,253	47.9%	$12.22
Remaining Owned Tenants		251,572	49.8	3,143,988	52.1	12.50
Vacant Spaces (Owned Space)		16,515	3.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		505,072	100.0%	$6,039,241	100.0%	$12.36

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Tenant Sales are as of 12/31/2012.
(4)	Tenant has the right to “go dark” at any time during the term of the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

BLUE DIAMOND CROSSING

The following table presents certain information relating to the lease rollover schedule at the Blue Diamond Crossing Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,943	0.6%	0.6%	$82,752	1.4%	$28.12	2
2013	9,951	2.0	2.6%	369,514	6.1	37.13	6
2014	16,910	3.3	5.9%	405,332	6.7	23.97	6
2015	24,040	4.8	10.7%	458,820	7.6	19.09	7
2016	35,406	7.0	17.7%	475,088	7.9	13.42	4
2017	90,477	17.9	35.6%	1,516,102	25.1	16.76	8
2018	25,695	5.1	40.7%	699,740	11.6	27.23	6
2019	13,047	2.6	43.3%	363,695	6.0	27.88	4
2020	0	0.0	43.3%	0	0.0	0.00	0
2021	0	0.0	43.3%	0	0.0	0.00	0
2022	4,433	0.9	44.1%	89,369	1.5	20.16	1
2023	3,100	0.6	44.7%	91,140	1.5	29.40	2
2024 & Thereafter	262,555	52.0	96.7%	1,487,689	24.6	5.67	10
Vacant	16,515	3.3	100.0%	0	0.0	0.00	9
Total / Wtd. Avg.	505,072	100.0%		$6,039,241	100.0%	$11.96	65

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Blue Diamond Crossing Property:

Historical Leased %(1)
	2009	2010	2011	As of 3/1/2013
Owned Space	83.6%	93.7%	93.7%	96.7%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year or stated date.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Blue Diamond Crossing Property:

Cash Flow Analysis(1)

	2009	2010	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$5,343,372	$4,999,816	$5,487,698	$5,688,480	$6,039,241	$11.96
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	429,300	0.85
Total Rent	$5,343,372	$4,999,816	$5,487,698	$5,688,480	$6,468,541	$12.81
Total Reimbursables	944,762	728,130	1,063,893	822,471	1,025,090	2.03
Other Income(3)	13,207	15,080	13,791	12,380	12,380	0.02
Vacancy & Credit Loss	0	0	0	(15,350)	(459,419)	(0.91)
Effective Gross Income	$6,301,341	$5,743,026	$6,565,382	$6,507,981	$7,046,592	$13.95

Total Operating Expenses	$1,358,157	$1,454,382	$1,372,587	$1,252,468	$1,328,031	$2.63

Net Operating Income	$4,943,184	$4,288,644	$5,192,795	$5,255,513	$5,718,561	$11.32
TI/LC	0	0	0	0	250,329	0.50
Capital Expenditures	0	0	0	0	39,229	0.08
Net Cash Flow	$4,943,184	$4,288,644	$5,192,795	$5,255,513	$5,429,003	$10.75

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 3/1/2013 rent roll.
(3)	Other income includes signage income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

BLUE DIAMOND CROSSING

■
Appraisal.  According to the appraisal, the Blue Diamond Crossing Property had an “as-is” appraised value of $85,570,000 as of an effective date of February 27, 2013 assuming a four percent vacancy and collection loss.

■	Environmental Matters. According to a Phase I report, dated March 5, 2013, there are no recommendations for further action at the Blue Diamond Crossing Property.

■
Market Overview and Competition. The Blue Diamond Crossing Property is a retail power center located in Las Vegas, Nevada.  The Blue Diamond Crossing Property is located in the Las Vegas-Paradise metropolitan statistical area at the northwest corner of Blue Diamond Road and South Valley View Boulevard and has good access and visibility from both thoroughfares.  The traffic count at this intersection is approximately 41,000 cars per day. As of 2012, the population within a five mile radius of the Blue Diamond Crossing Property was 108,861 with a median household income of $59,238.

The following table presents certain information relating to the primary competition for the Blue Diamond Crossing Property:

Competitive Set(1)

	Blue Diamond Crossing	The Arroyo Market Square	The Mall at Grand Canyon	Eastern Beltway Center
Distance from Subject	-	5.9 miles	12.1 miles	7.1 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	2006-2010	2007	2003	1998
Total GLA	505,072	940,000	740,000	650,000
Total Occupancy	97%	96%	85%	99%
Anchors	Target, Kohl’s, Ross Dress for Less	Wal-Mart, Sam’s Club, Best Buy, The Home Depot	Target, Kohl’s Sears Grand	Wal-Mart, Home Depot, Sam’s Club, Ross

(1)	Source: Integra Realty Resources.

■
The Borrower.  The borrower is Blue Diamond Crossing II, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Blue Diamond Crossing Loan.  The borrower of the Blue Diamond Crossing Loan is indirectly owned by Fred Ahlstrom, Jacob Bingham, James E. Betz and Susan Graves, who are the non-recourse carveout guarantors under the Blue Diamond Crossing Loan.

■
Escrows. On the origination date, the borrower funded escrow reserves in the amount of $109,593 in respect of certain real estate tax expenses, $21,239 in respect of certain insurance expenses, a $274,350 unpaid tenant improvement and leasing commission escrow for the tenant Doctor’s Express (any remaining unused portion of which will be available for approved leasing expenses related to any space at the Blue Diamond Crossing Property), and a $128,181 ground rent escrow.  On each due date, provided no event of default under the loan documents is continuing, the borrower is required to fund (1) a tax and insurance escrow reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (2) a tenant improvement and leasing commission reserve, in the monthly amount of $20,861, to the extent the balance of such account is less than $800,000 (excluding the upfront escrow for Doctor’s Express), and (3) a capital expenditure reserve in an amount equal to $3,269, to the extent the balance of such account is less than $125,000.

Furthermore, during the continuance of a Blue Diamond Crossing Loan Trigger Period, the loan documents require that all amounts on deposit in the lender-controlled cash management account, after the payment of debt service and the funding of all required monthly escrows and budgeted and approved operating expenses be reserved and held as additional collateral for the Blue Diamond Crossing Loan.

A “Blue Diamond Crossing Loan Trigger Period” means the period (A) commencing upon any of (i) the occurrence of an Event of Default, (ii) the debt service coverage ratio is at any time less than 1.15x, (iii) the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

BLUE DIAMOND CROSSING

occurrence of a Kohl’s Trigger Event or (iv) the occurrence of a Target Trigger Event and (B) expiring (w) with regard to any Blue Diamond Crossing Loan Trigger Period commenced in connection with clause (i) above, upon the cure (if applicable) of such Event of Default, (x) with regard to any Blue Diamond Crossing Loan Trigger Period commenced in connection with clause (ii) above, upon the date on which the debt service coverage ratio, is at least 1.20x for two consecutive calendar quarters, (y) with regard to any Blue Diamond Crossing Loan Trigger Period commenced in connection with clause (iii) above, upon the occurrence of a Kohl’s Trigger Event Cure, and (z) with regard to any Blue Diamond Crossing Loan Trigger Period commenced in connection with clause (iv) above, upon the occurrence of a Target Trigger Event Cure.

A “Target Trigger Event” shall mean the date on which Target goes dark, fails to occupy or vacates its leased space at the Blue Diamond Crossing Property, or otherwise ceases doing business on the Blue Diamond Crossing Property during normal business hours.

A “Target Trigger Event Cure” shall mean that either (a) Target has resumed operations and been open for business to the public at the Blue Diamond Crossing Property during normal business hours for two consecutive calendar quarters or (b) the Target space is leased to one or more acceptable replacement tenants that are in occupancy and paying full rent (after any free rent period has expired).

A “Kohl’s Trigger Event” shall mean the date on which Kohl’s “goes dark,” fails to occupy or vacates its leased space at the Blue Diamond Crossing Property, or otherwise ceases doing business on the Blue Diamond Crossing Property during normal business hours.

A “Kohl’s Trigger Event Cure” shall mean that either (a) Kohl’s has resumed operations and been open for business to the public at the Blue Diamond Crossing Property during normal business hours for two consecutive calendar quarters or (b) the Kohl’s space is leased to one or more acceptable replacement tenants that are in occupancy and paying full rent (after any free rent period has expired).

■
Lockbox and Cash Management.  The Blue Diamond Crossing Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to the lender-controlled lockbox account.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account or the lender-controlled cash management account within one (1) business day after receipt.  So long as no event of default or Blue Diamond Crossing Loan Trigger Period is then continuing, all amounts in the lockbox account are swept on a daily basis into the lender-controlled cash management account from which the lender reserves for the payment of debt service and the funding of monthly escrows with any excess transferred to an operating account accessible by the borrower but pledged to the lender.  During the continuance of an event of default under the Blue Diamond Crossing Loan, the lender may prohibit the borrower’s access to the funds contained in the operating account and apply any funds in the cash management account to amounts payable under the Blue Diamond Crossing Loan and/or toward the payment of expenses of the Blue Diamond Crossing Property, in such order of priority as the lender may determine.

■
Property Management.  The Blue Diamond Crossing Property is currently managed by Juliet Realty Group, LLC pursuant to a management agreement.  Under the loan documents, the Blue Diamond Crossing Property may not be managed by any other party, other than another management company approved by the lender and with respect to which the Rating Agency Confirmation has been satisfied.  During the continuance of an event of default, during the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, upon the filing of a bankruptcy petition or a similar event with respect to the property manager, or the debt service coverage ratio is at any time less than 1.10x, the lender may terminate or require the borrower to terminate the management agreement and replace the property manager with a new property manager selected by the borrower, subject to the lender’s reasonable approval, which may be conditioned upon borrower delivering Rating Agency Confirmation.

■
Ground Lease.  The collateral for the Blue Diamond Crossing Loan consists of a mortgage on the borrower’s leasehold interest in the Blue Diamond Crossing Property pursuant to a 50-year ground lease between the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

BLUE DIAMOND CROSSING

borrower and County of Clark, Nevada that was executed in 2005. There are no fixed rent payments under the ground lease. The ground lessor is entitled to receive 50% of excess cash flow after all expenses (including, but not limited to operating expenses, capital expenses and debt service payments) have been paid, and only after the borrower has received an 11% return and recaptured its original equity investment.

■	Release of Collateral. Not permitted.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Blue Diamond Crossing Property, plus 18 months of business interruption coverage.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Blue Diamond Crossing Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

127 WEST 25TH STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

127 WEST 25TH STREET

127 West 25th Street
125 West 25th Street
New York, NY 10001
W 34TH STREET
E 34TH STREET
W 23RD STREET
E 23RD STREET
W 14TH STREET
E 14TH STREET
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE SOUTH
BROADWAY
MADISON SQUARE GARDEN
PENN STATION
UNITED STATES GENERAL POST OFFICE
EMPIRE STATE BUILDING
HERALD SQUARE
GREELEY SQUARE
LITTLE KOREA
FLOWER MARKET
FUR DISTRICT
FASHION INSTITUTE OF TECHNOLOGY
PENN STATION SOUTH HOUSES
MADISON SQUARE PARK
FLATIRON DISTRICT
FLATIRON BLDG
11 MADISON
1 MADISON
NEW YORK LIFE
CHELSEA HOTEL
UNION SQUARE
UNION SQUARE NORTH
ARMORY
West New York
Central Park
Union City
Hoboken
QUEENS
MANHATTAN
Jersey City
New York
BROOKLYN
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

127 WEST 25TH STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$47,947,785
Property Type	Office	Cut-off Date Principal Balance per SF	$461.04
Size (SF)	104,000	Percentage of Initial Pool Balance	4.0%
Total Occupancy as of 1/31/2013	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/31/2013	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1910 / 2010	Mortgage Rate	4.9000%
Appraised Value	$70,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$4,115,302	Original Interest Only Period (Months)	NAP
Underwritten Expenses	$0	Escrows
Underwritten Net Operating Income (NOI)	$4,115,302	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,115,302	Taxes(1)	$0	$0
Cut-off Date LTV Ratio	68.5%	Insurance(1)	$51,344	$0
Maturity Date LTV Ratio	56.2%	Replacement Reserves(1)	$0	$0
DSCR Based on Underwritten NOI / NCF	1.35x / 1.35x	TI/LC(1)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.6%	Other(2)	$2,899,140	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$48,000,000	99.7%	Loan Payoff	$44,018,890	91.4%
Principal’s New Cash Contribution	140,000	0.3	Reserves	2,950,484	6.1
Closing Costs	1,170,626	2.4
Total Sources	$48,140,000	100.0%	Total Uses	$48,140,000	100.0%

(1)	Monthly reserves for taxes, insurance replacement and TI/LC are waived so long as the BRC Lease remains in full force and effect. See “–Escrows” below.
(2)
Excess loan proceeds in the amount of $2,899,140 (which were not used to repay the existing mortgage and mezzanine loans and closing expenses) were deposited in escrow with borrower’s counsel  who agreed (i) not to disburse such excess loan proceeds to any direct or indirect members of borrower or their affiliates until there is a final resolution of the litigation brought by three members of 127 West 25th LLC and (ii) following such final resolution, not to disburse the loan sponsor’s share of such excess loan proceeds to him until there is a final resolution of the litigation brought against him.  For additional information regarding the litigations referred to in (i) and (ii) above and an additional litigation related to the mortgaged property, see “Description of the Mortgage Pool—Litigation Considerations” in the Free Writing Prospectus.

■
The Mortgage Loan.  The mortgage loan (the “127 West 25th Street Loan”) is evidenced by a note in the original principal amount of $48,000,000 and is secured by a first mortgage encumbering an office building located in New York, New York (the “127 West 25th Street Property”).  The 127 West 25th Street Loan was originated by Jefferies LoanCore LLC.  The 127 West 25th Street Loan was originated on March 1, 2013 and represents approximately 4.0% of the Initial Pool Balance.  The note evidencing the 127 West 25th Street Loan had an outstanding principal balance as of the Cut-off Date of $47,947,785 and an interest rate of 4.9000% per annum.  The proceeds of the 127 West 25th Street Loan were used to refinance existing debt on the 127 West 25th Street Property.

The 127 West 25th Street Loan had an initial term of 120 months and has a remaining term of 119 months.  The 127 West 25th Street Loan requires monthly payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in March 2023.  Voluntary prepayment of the 127 West 25th Street Loan is prohibited prior to December 6, 2022.  Defeasance with direct, non-callable obligations that are the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property. The 127 West 25th Street Property is a 104,000 SF office building comprised of 12-stories. The 127 West 25th Street Property is in the “Midtown South” submarket of Manhattan, within the City of New York.  The 127 West 25th Street Property was built in 1910 and underwent a $21.0 million renovation in 2010. The 127 West 25th Street Property is 100% leased to the Bowery Residents’ Committee, Inc. (“BRC”) pursuant to a triple net, 33-year (through 2043), non-cancellable lease (the “BRC Lease”).  Pursuant to the BRC Lease, the tenant is responsible for paying net ground rent to the borrower and paying directly or reimbursing the borrower for 100% of all operating expenses and capital requirements.  As of January, 2013, the Total Occupancy and Owned Occupancy were both 100.0%. The 127 West 25th Street Property benefits from a non-profit real estate tax exemption which remains in place so long as the BRC Lease is in full force and effect and operations at the 127 West 25th Street Property are in compliance with Section 420(a) of the New York State Real Property Tax Law and Rules (“NYSRPTL”).  The BRC is primarily funded by the City of New York and the State of New

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

127 WEST 25TH STREET

York.  BRC’s revenue has increased steadily over the last several years from $40.0 million in 2009, to $45.8 million to $48.1 million and to $56.1 million in 2012.  Specifically, the City of New York, acting through the Department of Homeless Services, has a contract through June 2021 with the BRC to provide shelter and ancillary services to homeless adults at the 127 West 25th Street Property in exchange for $7.2 million in funding annually.  Approximately 25,000 SF or 24.0% of the 127 West 25th Street Property is used as the sleeping area for homeless adults and the remaining SF at the 127 West 25th Street Property (other than 2,350 SF of ground floor retail space) is used by BRC as office space. The 127 West 25th Street Property also contains a commercial kitchen and dining hall that is used in connection with the homeless shelter.  The BRC consolidated its operations to the 127 West 25th Street Property and its headquarters is located on the 12th floor of the 127 West 25th Street Property. The BRC subleases 2,350 SF of the ground floor retail to Older Adults Technology Services, a non-profit organization. According to the sponsor, since 2007, $21.0 million of capital has been invested for building improvements at the 127 West 25th Street Property, inclusive of its contributions and those of the BRC directly.

The following table presents certain information relating to the tenants at the 127 West 25th Street Property:

Largest Tenant Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Bowery Residents’ Committee, Inc.	NR/NR/NR	104,000	100.0%	$4,115,302	100.0%	$39.57	4/23/2043	None

The following table presents the lease rollover schedule at the 127 West 25th Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024 & Thereafter(2)	104,000	100.0	100.0%	4,115,302	100.0	39.57	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	104,000	100.0%		$4,115,302	100.0%	$39.57	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	The 127 West 25th Street Property is 100% leased to the BRC through 2043.

 The following table presents certain information relating to historical leasing at the 127 West 25th Street Property:

Historical Leased %(1)

	2010	2011	2012	As of 1/31/2013
Owned Space	NAP	NAP	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

127 WEST 25TH STREET

Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 127 West 25th Street Property:

Cash Flow Analysis(1)
	2012	Underwritten	Underwritten $ per SF
Base Rent(2)	$4,149,650	$4,115,302	$39.57
Overage Rent	0	0	0.00
Gross Up Vacancy(3)	0	0	0.00
Total Rent	$4,149,650	$4,115,302	$39.57
Total Reimbursables	0	0	0.00
Other Income	0	0	0.00
Less Vacancy & Credit Loss(3)	0	0	0.00
Effective Gross Income	$4,149,650	$4,115,302	$39.57
Total Operating Expenses(4)	$0	$0	$0.00
Net Operating Income	$4,149,650	$4,115,302	$39.57
TI/LC(5)	0	0	0.00
Capital Expenditures	0	0	0.00
Net Cash Flow	$4,149,650	$4,115,302	$39.57

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten base rent reflects the average ground rent for the 33-year BRC Lease period. Base rent only reflects ground rent required under the BRC Lease. The BRC is also responsible, per the BRC Lease, for paying directly or reimbursing the borrower for 100% of all operating expenses and capital requirements.

(3)	JLC did not underwrite Vacancy because the BRC occupies 100% of the 127 West 25th Street Property through 2043 on a non-cancellable basis.
(4)
JLC did not underwrite operating expenses because the BRC is responsible, per the BRC Lease, for paying directly or reimbursing the borrower for 100% of all operating expenses and capital requirements. The 127 West 25th Street Property benefits from a non-profit real estate tax exemption for the 33-year term of the BRC Lease pursuant to Section 420(a) of the NYSRPTL.

(5)	JLC did not underwrite TI/LC because the BRC occupies 100% of the 127 West 25th Street Property through 2043 on a non-cancellable basis.

■	Appraisal. According to the appraisal, the 127 West 25th Street Property had an “as-is” appraised value of $70,000,000 as of an effective date of February 1, 2013.

■
Environmental Matters.  According to the Phase I, dated November 26, 2012, other than developing an Operations and Maintenance (O&M) Program plan to address any potential asbestos that may be present at the 127 West 25th Street Property and, with respect to a 3,500 gallon heating oil tank, switching to a low sulfur heating oil, there are no recommendations for further action at the 127 West 25th Street Property.

■
Market Overview and Competition.  The 127 West 25th Street Property is located in the Midtown South market of Manhattan, in New York, a district that caters to a variety of technology, media, entertainment and service-oriented tenants.  The 127 West 25th Street Property is located on the north side of West 25th Street between Avenue of the Americas and 7th Avenue.  The Midtown South market is geographically segmented into five major submarkets: SoHo, Greenwich Village/NoHo, Madison/Union Square, Hudson Square/West Village and Chelsea.  The 127 West 25th Street Property is located in Chelsea, which is in the far western portion of Midtown South, just south of the Penn Station submarket of Midtown and north of Hudson Square/West Village.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

127 WEST 25TH STREET

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 127 West 25th Street Property:

Office Lease Comparables(1)(2)
	641 Avenue of the Americas	245 Fifth Avenue	37 Union Square West	11 West 19th Street	15 East 26th Street	218 West 18th Street	28 West 23rd Street	136 Madison Avenue
Year Built	1920	1926	1921	1903	1912	1912	1911	1916
Total GLA	156,000	258,356	22,500	231,000	144,000	173,000	498,100	198,000
Total Occupancy	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rental Rate per SF(3)	$65.00	$60.00	$49.00	$52.00	$52.00	$60.00	$50.00	$48.00
Expense Basis	Base Year	Base Year	Base Year	Base Year	Base Year	Base Year	Base Year	Base Year

(1)	Source: Appraisal.
(2)	Certain lease comparables shown in the above table may be renewals.
(3)
The quoted Rental Rate per SF is on a gross basis, but the BRC Lease rent of $39.57 per SF is on NNN basis. BRC is also responsible, per the BRC Lease, for paying directly or reimbursing the landlord for 100% of all operating expenses and capital requirements, and BRC is exempt from paying real estate taxes. The BRC Lease rental rate when grossed-up for the Appraisal’s estimate for real estate taxes and operating expenses totals $55.19.  The 127 West 25th Street Property i benefits from a non-profit real estate tax exemption for the 33-year term of the BRC Lease pursuant to Section 420(a) of the NYSRPTL.   The Appraisal estimates real estate taxes, if the exemption were not in place, to be $5.29 per SF.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 127 West 25th Street Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF(2)	Occupancy
430 West 14th Street	New York	December 2012	1900	61,321	$97,500,000	$1,589.99	100.0%
551 Madison Avenue	New York	December 2012	1922	149,675	$128,000,000	$855.19	90.0%
256 West 38th Street	New York	December 2012	1924	118,238	$48,600,000	$411.04	87.0%
245 West 17th Street	New York	November 2012	1962	284,546	$120,000,000	$421.72	100.0%
229 West 36th Street	New York	October 2012	1931	151,204	$64,850,000	$428.89	90.0%
350 Madison Avenue	New York	October 2012	1924	393,684	$261,000,000	$662.97	70.0%
104 West 40th Street	New York	October 2012	1962	210,342	$105,000,000	$499.19	71.0%
22 West 48th Street	New York	August 2012	1925	89,004	$53,750,000	$603.91	90.0%
15 West 47th Street	New York	August 2012	1926	149,999	$62,500,000	$416.67	96.0%

(1)	Source: Appraisal
(2)	Transaction amount adjusted for cash equivalency and/or deferred maintenance (where applicable).

■
The Borrower.  The borrower is 127 West 25th Group LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 127 West 25th Street Loan.  The borrower of the 127 West 25th Street Loan is indirectly owned, in part, by Dan Shavolian, who is also the sponsor and non-recourse carveout guarantor under the 127 West 25th Street Loan. Dan Shavolian, the borrower, and the 127 West 25th Street Property are currently involved in certain litigation proceedings.  See “Description of the Mortgage Pool—Litigation Considerations” in the Free Writing Prospectus.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $51,344 in respect of certain insurance premiums.  Monthly escrows for tax and insurance, future leasing costs, and capital expenditures are waived provided that, among other requirements, (i) the BRC Lease remains in full force and effect, (ii) there is no default under the BRC Lease, (iii) there is no default under the 127 West 25th Street Loan, and (iv) borrower is enforcing the BRC’s obligations under the BRC Lease in all respects. The loan documents provide for a cash sweep into a special rollover account if (i) the BCR materially defaults under the BCR lease; (ii) borrower defaults under the BRC Lease and such default continues for 10 business days; (iii) the BRC defaults beyond any applicable grace period under the NYC Department of Homeless Services contract; (iv) the BRC Lease and/or the NYC Department of Homeless Services contract to the BRC is cancelled, surrendered or terminated; or (v) the BRC “goes dark” or the current uses of the 127 West 25th Street Property as a homeless shelter and office are determined by a court or other governmental authority not to be permitted.  Amounts in the special rollover account may be used for approved re-leasing costs.  The loan documents also provide for a full cash sweep if (i) an event of default is continuing or (ii) the 127 West 25th Street Property fails to maintain a debt yield of at least 8.4%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

127 WEST 25TH STREET

■
Lockbox and Cash Management.  The 127 West 25th Street Loan requires a hard lockbox and cash management, which are already in place.  The borrower directed the tenant to pay its rents directly to the lender-controlled lockbox account. All amounts in the lockbox account are swept into the lender-controlled cash management account on a daily basis.  On each business day that no cash sweep (as described under “Escrows” above) is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to a borrower operating account.  During such time that a cash sweep is in effect, any amount in in the lender-controlled cash management account will be cash collateral for the 127 West 25th Street Loan.

■
Property Management.  The 127 West 25th Street Property is self managed by the borrower.  The lender has the right to require the borrower to cease self-managing the 127 West 25th Street Property (or remove any existing manager, if applicable) and (in either case) appoint a replacement manager acceptable to the lender in the lender’s discretion, on terms and conditions satisfactory to the lender and the applicable rating agencies if (i) the 127 West 25th Street Property fails to maintain a debt yield of at least 8.4%, (ii) an event of default is continuing, (iii) any existing manager is in default under a management agreement, (iv) upon the gross negligence, malfeasance or willful misconduct of a manager or (v) the BRC Lease terminates.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts in an amount equal to the full replacement cost of the 127 West 25th Street Property; provided that such coverage is available.  In the event that such coverage is not included as part of the “all risk” property policy, borrower is required to obtain coverage for terrorism (as standalone coverage) in an amount equal to the full replacement cost of the 127 West 25th Street Property plus the rental loss and/or business interruption coverage required under the loan documents; provided that such coverage is available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

RADISSON BLOOMINGTON

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RADISSON BLOOMINGTON

Radisson Bloomington
1700 East American Boulevard
Bloomington, MN 55425
Minneapolis
Edina
Richfield
Bloomington
Lilydale
Mendota Heights
Eagan
Saint Paul
Galleria Edina
Southtown Center
Mall Of America
Veteran's Memorial Park
St Mary's Cemetery
College Of St Catherine-st Paul
Fort Snelling National Cemetery
Acacia Park Cemetery
Normandale Community College
MINNEAPOLIS-SAINT PAUL INTERNATIONAL AIRPORT
MINNEAPOLIS-ST PAUL JOINT ARS
Lake Nokomis
Diamond Lake
Long Meadow Lake
W 77TH ST
W 82ND ST
W 90TH ST
W 98TH ST
E 86TH ST
E 46TH ST
FORD PKY
DIFFLEY RD
LONE OAK RD
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RADISSON BLOOMINGTON

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Bloomington, Minnesota	Cut-off Date Principal Balance	$44,946,246
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$111,529.15
Size (Rooms)	403	Percentage of Initial Pool Balance	3.7%
Total TTM Occupancy as of 12/31/2012	79.4%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 12/31/2012	79.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	2004 / 2010	Mortgage Rate	4.4900%
Appraised Value	$65,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$22,780,942
Underwritten Expenses	$16,365,694	Escrows
Underwritten Net Operating Income (NOI)	$6,415,248
Underwritten Net Cash Flow (NCF)	$5,504,011	Upfront	Monthly
Cut-off Date LTV Ratio	69.1%	Taxes	$650,000	$127,000
Maturity Date LTV Ratio	63.3%	Insurance	$0	$18,900
DSCR Based on Underwritten NOI / NCF	2.35x / 2.01x	FF&E	$0	$79,182
Debt Yield Based on Underwritten NOI / NCF	14.3% / 12.2%	Other(1)	$147,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$45,000,000	100.0%	Loan Payoff	$34,117,035	75.8%
Principal Equity Distribution	8,999,644	20.0
Closing Costs	1,086,321	2.4
Reserves	797,000	1.8

Total Sources	$45,000,000	100.0%	Total Uses	$45,000,000	100.0%

(1)	Other upfront reserve represents a deferred maintenance reserve.

■
The Mortgage Loan.  The mortgage loan (the “Radisson Bloomington Loan”) is evidenced by a note in the original principal amount of $45,000,000 and is secured by a first mortgage encumbering a 403-room hotel located in Bloomington, Minnesota (the “Radisson Bloomington Property”).  The Radisson Bloomington Loan was originated by Jefferies LoanCore LLC on February 8, 2013 and represents approximately 3.7% of the Initial Pool Balance.  The note evidencing the Radisson Bloomington Loan has an outstanding principal balance as of the Cut-off Date of $44,946,246 and an interest rate of 4.4900% per annum. The proceeds of the Radisson Bloomington Loan were used to refinance existing debt on the Radisson Bloomington Property.

The Radisson Bloomington Loan had an initial term of 60 months and has a remaining term of 59 months.  The Radisson Bloomington Loan requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in March 2018.  Voluntary prepayment of the Radisson Bloomington Loan is prohibited prior to the due date in December 2017.  Defeasance with direct, non-callable AAA-rated obligations of, or that are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property.  The Radisson Bloomington Property is a 403-room, full service hotel located in Bloomington, Minnesota.  The Radisson Blooming Property was constructed in 2004 and renovated in 2010. Connected to the Radisson Bloomington Property (and part of the collateral) is the 76,779 SF Water Park of America, one of the largest indoor water parks in the nation and a major driver of demand at the hotel.  The Water Park of America, operating for approximately 245 days per year, has experienced more than 6% of compound annual revenue growth from 2008 through 2012.  The Radisson Bloomington Property also features four food and beverage outlets, 3,277 SF of meeting space, a 5,800 SF arcade and an on-site fitness center and spa.  The borrower’s cost basis in the asset is approximately $52.8 million, inclusive of $3.7 million of capital expenditures completed since 2010.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RADISSON BLOOMINGTON

The following table presents certain information relating to the 2012 demand analysis based on market segmentation with respect to the Radisson Bloomington Property, as provided in a market report for the Radisson Bloomington Property:

2012 Accommodated Room Night Demand(1)
Property	Transient	Group	Contract
Radisson Bloomington	87.6%	12.4%	0.0%

(1)	Source: December 2012 travel research report.

The following table presents certain information relating to the 2012 penetration rates relating to the Radisson Bloomington Property, as provided in a market report for the Radisson Bloomington Property:

2012 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Radisson Bloomington	113.8%	103.5%	117.8%

(1)	Source: December 2012 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Radisson Bloomington Property:

Radisson Bloomington(1)
	2011	2012	UW
Occupancy(2)	77.8%	79.4%	78.0%
ADR	$105.59	$109.36	$110.00
RevPar	$82.17	$86.81	$85.80

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Radisson Bloomington Property:

Cash Flow Analysis(1)
	2011	2012	Underwritten	Underwritten $ per Room
Room Revenue	$12,086,575	$12,803,915	$12,620,751	$31,317
Food & Beverage Revenue	4,431,103	4,404,815	4,316,225	10,710
Other Revenue(2)	5,987,588	5,870,629	5,728,582	14,215
Other Income(3)	277,275	120,852	115,384	286
Total Revenue	$22,782,541	$23,200,211	$22,780,942	$56,528

Room Expense	$3,208,208	$3,301,064	$3,253,841	$8,074
Food & Beverage Expense	3,144,932	3,007,596	2,947,107	7,313
Other Expense(4)	2,831,818	2,962,252	2,811,222	6,976
Total Departmental Expense	$9,184,958	$9,270,912	$9,012,171	$22,363
Total Undistributed Expense	4,419,167	4,419,896	4,340,021	10,769
Total Fixed Charges	2,247,227	2,861,556	3,013,502	7,478
Total Operating Expenses	$15,851,352	$16,552,364	$16,365,694	$40,610

Net Operating Income	$6,931,189	$6,647,847	$6,415,248	$15,919
FF&E(5)	863,594	948,712	911,238	2,261
Net Cash Flow	$6,067,595	$5,699,135	$5,504,011	$13,658

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Other revenue includes water park income, arcade income and spa income.
(3)	Other income includes gift shop income, vending income and pay television income.
(4)	Other expense includes water park expense, arcade expense and spa expense.
(5)	FF&E is based on historical capital expenditures at the Radisson Bloomington Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RADISSON BLOOMINGTON

■	Appraisal. According to the appraisal, the Radisson Bloomington Property had an “as is” appraised value of $65,000,000 as of an effective date of January 1, 2013.

■	Environmental Matters. According to the Phase I environmental report, dated January 14, 2013 there are no recommendations for further action or investigation at the Radisson Bloomington Property.

■
Market Overview and Competition.  The Radisson Bloomington Property is located in Bloomington, Minnesota, outside of Minneapolis. The Radisson Bloomington Property is located immediately northwest of the Mall of America, which attracts over 40 million visitors annually and is among the most visited shopping malls in the world, and southwest of the Minneapolis – St. Paul International Airport.  According to the Bloomington Convention and Visitors Bureau, the Bloomington tract consists of 37 hotel properties.

The following table presents certain information relating to the competitive set for the Radisson Bloomington Property:

Property	Number of Rooms	Year Built	2012 Occupancy	2012 ADR	2012 RevPAR
Radisson Bloomington	403	2004	79.4%	$109.36	$86.81
Crowne Plaza MSP Airport Mall of America	430	1981	75.0%	$90.00	$67.50
Hilton Minneapolis St. Paul Airport	300	1987	80.0%	$125.00	$100.00
Marriott Minneapolis Airport	472	1971	72.0%	$110.00	$79.20
Embassy Suites Minneapolis Airport	310	1984	74.9%	$140.00	$104.89
Courtyard Minneapolis	203	1997	78.0%	$105.00	$81.90
Country Inn & Suites Bloomington	233	1993	72.0%	$100.00	$72.00

Source: Appraisal.

■
The Borrower.  The borrower is WSI (I) - RWP, LLC, a single-purpose, single-asset entity.  The borrower is a recycled entity that delivered a recycled SPE certificate at closing.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Radisson Bloomington Loan.  The borrower of the Radisson Bloomington Loan is indirectly owned by WS Investors - I, L.L.C., a joint venture between Wheelock WB Member I LLC and Baupost Member, which serves as the non-recourse carveout guarantor of the Radisson Bloomington Loan.

■
Escrows. At origination, the borrower funded an escrow reserve in the amount of $650,000 in respect of taxes and an escrow reserve in the amount of $147,000 in respect of required repairs, $117,000 of which is allocated to upgrading the arcade.  On each due date, the borrower is required to fund (i) the tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period and (ii) a reserve for furniture, fixtures and equipment in an amount equal to 4% of the borrower’s monthly gross revenue of the Radisson Bloomington Property.

■
Lockbox and Cash Management.  The Radisson Bloomington Loan requires a hard lockbox.  All credit card receivables, all cash revenues and all other money received by the borrower or the property manager with respect to the Radisson Bloomington Property are required to be deposited into an account established by the borrower and subject to an account control agreement in favor of the lender, pursuant to which the lender has the right to control the disbursement of funds from such account upon a cash management period.  Prior to a cash management period, funds in such account are to be disbursed to borrower’s operating account to be applied in accordance with the hotel management agreement.  Subject to the terms of the hotel management agreement, the property manager is required to pay all costs and expenses incurred in connection with the operation of the Radisson Bloomington Property and all other amounts required or permitted to be paid by the property manager in the performance of its duties and obligations with respect to the Radisson Bloomington Property (including all management fees payable to the property manager).  A cash management period is triggered upon (i) an event of default, or (ii) if the debt service coverage ratio (as defined in the loan agreement) is less than 1.10x, and will end upon a cure of the event of default or the maintenance of a debt service coverage ratio at or above 1.10x for two consecutive quarters. Upon the occurrence of a cash management period, (i) all amounts in the lockbox account will be swept on a daily basis to a lender-controlled cash management account and used to make payments for

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RADISSON BLOOMINGTON

approved operating expenses, to pay debt service on the Radisson Bloomington Loan, to fund required monthly escrows for real estate taxes, insurance, and capital and FF&E expenditures and (ii) any excess funds will be held by the lender as cash collateral for the Radisson Bloomington Loan.

■
Property Management.  The Radisson Bloomington Property is currently managed by Davidson Hotel Company LLC a third-party property manager, pursuant to a hotel management agreement.  Under the loan documents, the Radisson Bloomington Property may be managed by Davidson Hotel Company LLC or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received, except that certain preapproved qualifying managers do not require a Rating Agency Confirmation.  The lender may require the borrower to replace the property manager (i) if an event of default is continuing under the loan documents, (ii) if there is a material default by the property manager under the management agreement (beyond applicable notice and cure periods), or (iii) upon the gross negligence, malfeasance or willful misconduct of the property manager.

■
Franchise Agreement.  The Radisson Bloomington Property is operated under a franchise agreement with Radisson Hotels International, Inc.  At closing, Radisson Hotels International, Inc. delivered a comfort letter pursuant to which Radisson Hotels International, Inc. agreed that in the event lender takes possession of the Radisson Bloomington Property following an exercise of rights under the Radisson Bloomington Loan, that the lender will be permitted to replace the borrower under the franchise agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Radisson Bloomington Property, plus eighteen (18) months of business interruption coverage.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Radisson Bloomington Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RESIDENCE INN BOSTON HARBOR

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RESIDENCE INN BOSTON HARBOR

Residence Inn Boston Harbor
34-44 Charles River Avenue
Charlestown, MA 02129
Charlestown
Bunker Hill Community College
Cambridge
EAST CAMBRIDGE
Massachusetts Institute of Technology
Charles River
WEST END
NORTH STATION DISTRICT
NORTH END
GOVERNMENT CENTER DISTRICT
BEACON HILL
FINANCIAL DISTRICT
Boston
Boston Harbor
LEATHER DISTRICT
SEAPORT DISTRICT
SOUTH STATION/ FORT POINT DISTRICT
BACK BAY
BAY VILLAGE
CHINATOWN
SOUTH END
SOUTH BOSTON
Northeastern University
MASSACHUSETTS TURNPIKE
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RESIDENCE INN BOSTON HARBOR

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Boston, Massachusetts	Cut-off Date Principal Balance	$43,500,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$258,928.57
Size (Rooms)	168	Percentage of Initial Pool Balance	3.6%
Total TTM Occupancy as of 12/31/2012	84.2%	Number of Related Mortgage Loans	Group 2
Owned TTM Occupancy as of 12/31/2012	84.2%	Type of Security	Leasehold
Year Built / Latest Renovation	2003 / 2009, 2012	Mortgage Rate	4.3100%
Appraised Value	$66,200,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$11,671,556	Original Interest-Only Period (Months)	24
Underwritten Expenses	$6,458,584
Underwritten Net Operating Income (NOI)	$5,212,972	Escrows
Underwritten Net Cash Flow (NCF)	$4,746,110	Upfront	Monthly
Cut-off Date LTV Ratio	65.7%	Taxes	$162,292	$56,802
Maturity Date LTV Ratio(1)	52.9%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.02x / 1.84x	FF&E	$0	$38,905
Debt Yield Based on Underwritten NOI / NCF	12.0% / 10.9%	Other(2)	$34,375	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$43,500,000	99.9%	Loan Payoff	$42,757,074	98.2%
Other Sources	45,000	0.1	Closing Costs	386,683	0.9
Principal Equity Distribution	204,577	0.5
Reserves	196,667	0.5

Total Sources	$43,545,000	100.0%	Total Uses	$43,545,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $69,900,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 55.8%.  See “—Appraisal” below.

(2)	Other reserve represents a deferred maintenance reserve ($34,375).

■
The Mortgage Loan.  The mortgage loan (the “Residence Inn Boston Harbor Loan”) is evidenced by a note in the principal amount of $43,500,000 and is secured by a first mortgage encumbering the leasehold interest in a hotel located in Boston, Massachusetts (the “Residence Inn Boston Harbor Property”).  The Residence Inn Boston Harbor Loan was originated on February 5, 2013 by Citigroup Global Markets Realty Corp. and represents approximately 3.6% of the Initial Pool Balance.  The note evidencing the Residence Inn Boston Harbor Loan has an outstanding principal balance of as of the Cut-off Date of $43,500,000 and has an interest rate of 4.3100% per annum.  The proceeds of the Residence Inn Boston Harbor Loan were used to set up reserves and other costs in connection with establishing the leasehold interest of the Residence Inn Boston Property.

The Residence Inn Boston Harbor Loan had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date, requires interest-only payments for the first 24 payments following origination and thereafter will require payments of interest and principal based on a 30-year amortization schedule.  The Residence Inn Boston Harbor Loan matures on March 1, 2023.  Voluntary prepayment of the Residence Inn Boston Harbor Loan is prohibited prior to December 1, 2022.  Defeasance of the Residence Inn Boston Harbor loan with direct, non-callable obligations, that are either the direct obligations of, or are fully guaranteed by, the U.S. government is permitted at any time after the second anniversary of the Closing Date.

■
The Mortgaged Property.  The Residence Inn Boston Harbor Property is a 168-room, extended-stay hotel located on the waterfront in Boston, Massachusetts that was constructed in 2003 and renovated in 2009 and 2012.  The Residence Inn Boston Harbor Property features an approximately 450 SF meeting room, an indoor swimming pool and whirlpool, a fitness center, a business center, a convenience kiosk, a guest laundry room, complimentary breakfast and complimentary high speed wireless Internet access and an underground garage.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RESIDENCE INN BOSTON HARBOR

The following table presents certain information relating to the room mix at Residence Inn Boston Harbor Property:

Room Type	Number of Rooms	Average Room Size (SF)	Room Features
Studios	60	356	Queen bed, sofa bed, living/sitting area
One-Bedroom Suites	100	535	Queen bed, sofa bed, separate living room
Two-Bedroom Suites	8	800	Queen bed, sofa bed, separate living room, two bathrooms
Total / Wtd. Avg.	168	484

Source: Appraisal; Hotel Website.

■
Ground Lease.  The borrower is the ground lessee under a ground lease with an affiliate of the borrower covering the Residence Inn Boston Harbor Property.  The ground lease is not subordinated to any fee mortgage. thus it cannot be terminated by a fee mortgagee pursuant to a foreclosure of a fee mortgage. The ground lease contains customary leasehold mortgagee protections. The ground lease has been structured such that the transferability of the leasehold interest of the ground lessee to a leasehold mortgagee as part of a foreclosure, deed-in-lieu and the first transfer by the lender following foreclosure can be made without any ground lessor consent.  Furthermore, the ground lessor has provided a ground lease estoppel to leasehold mortgagee which reduces certain of the ground lessor’s approval rights under the ground lease at any time that the ground lessor and ground lessee are affiliated as well as during the period of the lender’s ownership of the leasehold following a foreclosure including the ability to change manager or franchisor (although such ground lessor approval rights would be reinstated after the lender’s sale of the leasehold to a third party).

■
Waterfront License.  The Residence Inn Boston Harbor Property is subject to a license from the Commonwealth of Massachusetts, Department of Environmental Protection to operate a hotel on the Boston Harbor Waterfront held by ground lessor, an affiliate of the borrower.  The license may be revoked or rendered void only for non-compliance with the terms thereof, including non-permitted use or alterations thereunder.  A hotel is a permitted use under the license.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RESIDENCE INN BOSTON HARBOR

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Residence Inn Boston Harbor Property.

Cash Flow Analysis

	2010	2011	2012	Underwritten	Underwritten $ per Room
Room Revenue	$9,402,096	$10,211,017	$11,214,806	$11,124,693	$66,218
Food & Beverage Revenue	0	0	0	0	0
Other Revenue	577,125	601,859	595,512	546,863	3,255
Total Revenue	$9,979,221	$10,812,876	$11,810,318	$11,671,556	$69,474

Room Expense	$1,813,925	$1,853,430	$1,972,542	$1,885,444	$11,223
Food & Beverage Expense	0	0	0	0	0
Other Expense	266,324	275,533	254,539	244,355	1,454
Total Departmental Expense	$2,080,249	$2,128,963	$2,227,081	$2,129,799	$12,677
Total Undistributed Expense	3,023,074	3,260,077	3,253,798	3,243,119	19,304
Total Fixed Charges	701,313	706,006	733,000	1,085,666	6,462
Total Operating Expenses	$5,804,636	$6,095,046	$6,213,879	$6,458,584	$38,444

Net Operating Income	$4,174,585	$4,717,830	$5,596,439	$5,212,972	$31,030
FF&E	340,296	414,900	469,740	466,862	2,779
Net Cash Flow	$3,834,289	$4,302,930	$5,126,699	$4,746,110	$28,251

■
Appraisal.  According to the appraisal, the Residence Inn Boston Harbor Property had an “as-is” appraised value of $66,200,000 as of an effective date of January 8, 2013 and is expected to have an “as stabilized” appraised value of $69,900,000 as of an effective date of January 1, 2015.

■	Environmental Matters. According to the Phase I environmental report, dated January 16, 2013, there are no recommendations for further action at the Residence Inn Boston Harbor Property.

■
Market Overview and Competition.  The Residence Inn Boston Harbor Property represents an extended-stay hotel located at 34-44 Charles River Avenue on the waterfront directly across the Boston Harbor from the city’s financial district.  The Residence Inn Boston Harbor Property is situated immediately adjacent to Boston’s Charles River Bridge, providing visibility and access within the downtown Boston market.  The Residence Inn Boston Harbor Property is accessible by a network of highways serving the Boston area including both U.S. Highway 1 and Interstate 93 with connections to Interstate 95 and the Massachusetts Turnpike.

Commercial and residential uses predominate the surrounding neighborhood, which features a variety of office buildings, condominiums and historical venues.  The Residence Inn Boston Harbor Property is proximate to a number of other lodging demand generators located in the area, such as the Freedom Trail, the Bunker Hill Monument, the U.S.S. Constitution, the Spaulding Rehabilitation Hospital, and several restaurants.

According to the appraisal, Boston Logan International Airport accommodated roughly 24.9 million travelers in 2012.  Boston offers numerous museums, a planetarium, an aquarium and a variety of historic attractions.  Some key attractions in downtown Boston include Faneuil Hall, Quincy Market, the New England Aquarium, Beacon Hill, Newbury Street, and Boston Common.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RESIDENCE INN BOSTON HARBOR

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Residence Inn Boston Harbor Property and its competitive set, as provided in a market report for the Residence Inn Boston Harbor Property:

Historical Statistics(1)
	Residence Inn Boston Harbor		Competitive Set		Penetration
	2011	2012	2011	2012	2011	2012
Occupancy(2)	83.7%	84.2%	80.7%	81.3%	103.7%	104.2%
ADR	$195.54	$216.64	$196.85	$211.68	99.4%	102.0%
RevPAR	$163.61	$182.39	$158.76	$171.99	103.1%	105.5%

(1)	As per December 2012 travel research report.
(2)	Reflects average for indicated year.

The following table presents certain information relating to the demand analysis based on market segmentation with respect to the Residence Inn Boston Harbor Property and its competitive set, as provided in the appraisal for the Residence Inn Boston Harbor Property:

Residence Inn Boston Harbor Competitive Set
Property	Number of Rooms	Year Built	Meeting and Group Penetration	Leisure Penetration	Commercial Penetration
Residence Inn Boston Harbor	168	2003	47%	112%	130%
Holiday Inn Beacon Hill	304	1968 / 2007 / 2012	104%	87%	112%
Omni Parker House	551	1855 / 2009	87%	112%	104%
Royal Sonesta	400	1962	97%	51%	105%
Millennium Bostonian	201	NAP / 2009	185%	185%	73%
Hilton Financial District	362	1999 / 2006	178%	178%	88%

Source: Appraisal

■
The Borrower.  The borrower is Tudor Wharf Hotel Tenant LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Residence Inn Boston Harbor Loan. The sole member of the borrower is Tudor Wharf Hotel Tenant Holding LLC whose sole member is Tudor Wharf Hotel LLC.  The managers of Tudor Wharf Hotel LLC are Richard M. Kelleher, James R. Dina and Warren Q. Fields.  The non-recourse carve-out guarantor is Pyramid Advisors Limited Partnership.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $162,292 in respect of certain tax expenses and $34,375 in respect of certain deferred maintenance.  On each monthly payment date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period (unless a blanket or umbrella insurance policy is approved by lender and lender waives such insurance reserve requirements), and (ii) a reserve for FF&E and other capital improvements in an amount equal to the greater of (x) the amount required by the franchisor pursuant to the franchise agreement and (y) 4% of the operating income (plus gross rents) for the Residence Inn Boston Harbor Property for the preceding month.  Promptly following the date that any property improvement plan other than a property improvement plan pursuant to a replacement franchise agreement is imposed by the franchisor, an amount reasonably determined by the lender (minus any amounts on deposit in the reserve for property improvement plans and the FF&E and capital reserve), and promptly following the date that any property improvement plan pursuant to any replacement franchise agreement is imposed by the franchisor, an amount equal to the positive difference, if any, between (x) one hundred twenty-five percent (125%) of the sum required to pay for such new property improvement plan and (y) the amounts on deposit in the aggregate in the reserve for property improvement plans and the FF&E and capital reserve.  During the existence of a Residence Inn Boston Harbor Trigger Period, on each due date occurring in the months of March through November of each calendar year, the borrower is required to deposit into a seasonality reserve, an

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RESIDENCE INN BOSTON HARBOR

amount equal to the sum remaining in the cash management account after funding of each required reserve and payment of debt service for such month until an amount equal to 110% of the amount required to cover the December through February shortfalls is accumulated.  During the existence of a Residence Inn Boston Harbor Trigger Period, the borrower shall make an initial deposit of an amount equal to two months of base rent then payable under the ground lease.  The borrower will be required to deposit with the lender a cash reserve (the “NStar Reserve”) in the amount of any judgment, court order, arbitration award, settlement or other similar decision imposed upon or against the borrower or any affiliate of the borrower (including ground lessor) to pay any amount in excess of $250,000 in connection with the a dispute with the electric utility company at the Residence Inn Boston Harbor, unless paid by the borrower or its affiliate in full within thirty (30) days after such judgment, arbitration award, settlement or similar decision is rendered.  Such deposit shall be held by the lender until the borrower provides evidence reasonably acceptable to the lender that (i) any judgment has been paid in accordance with its terms or (ii) any such judgment has been released or overturned by a court of competent jurisdiction in a final non-appealable order.

A “Residence Inn Boston Harbor Trigger Period” means any period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.25x, and (iii) the occurrence of a Franchise Event Trigger Period; and (B) expiring upon (x) in the case of clause (i) above, the cure of such event of default, (y) in the case of clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters, and (z) in the case of clause (iii) above, a Franchise Event Trigger Period ceasing to exist in accordance with the loan documents.

A “Franchise Event Trigger Period” shall mean a period (A) commencing upon the first to occur of (i) any default by the borrower under the applicable franchise agreement beyond applicable notice and cure periods, (ii) the borrower or the franchisor giving written notice that it is terminating the franchise agreement, and (iii) any termination or cancellation of the franchise agreement (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) prior to its scheduled expiration and/or the franchise agreement failing to otherwise be in full force and effect prior to its scheduled expiration and (B) ending upon satisfaction of all applicable Franchise Event Cure Conditions.

A “Franchise Event Cure Conditions” shall mean each of the following, as applicable (i) the borrower has cured all defaults by borrower under the franchise agreement giving rise to the Franchise Event Trigger Period, (ii) the franchisor has revoked or rescinded all termination or cancellation notices with respect to the franchise agreement and has re-affirmed the franchise agreement as being in full force and effect, (iii) prior to the scheduled expiration of any applicable bankruptcy or insolvency proceedings involving the franchisor and/or the franchise agreement, the franchisor is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the franchise agreement pursuant to final, nonappealable order of a court of competent jurisdiction, and (vi) with regards to any termination or cancellation of the franchise agreement, the borrower entering into a replacement franchise agreement and delivery to the lender of a comfort letter from any franchisor under such replacement franchise agreement on such franchisor’s standard form with such changes thereto as may be mutually agreed upon by such franchisor, the lender and the borrower.

■
Lockbox and Cash Management.  The Residence Inn Boston Harbor Loan is structured with a hard lockbox.  The borrower is required to cause all gross revenues to be directly deposited into a clearing account under the sole dominion and control of the lender.  The funds in the lockbox are swept on a daily basis (x) for so long as no Residence Inn Boston Harbor Trigger Period is continuing into borrower’s operating account and (y) upon the occurrence and during the continuance of a Residence Inn Boston Harbor Trigger Period, into an eligible cash management account controlled by the lender and disbursed on each monthly payment date to pay debt service and fund required reserves in accordance with the loan documents.  During the continuance of an event of default under the Residence Inn Boston Harbor Loan, the lender may apply any funds in such cash management account to amounts payable under the Residence Inn Boston Harbor Loan and/or toward the payment of expenses of the Residence Inn Boston Harbor Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

RESIDENCE INN BOSTON HARBOR

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Property Management.  The Residence Inn Boston Harbor Property is currently managed by Pyramid Tudor Wharf Hotel LLC, an affiliate of the borrower.  Under the loan documents, Pyramid Tudor Wharf Hotel LLC cannot be replaced by the borrower as manager, except with a management company meeting certain criteria specified in the loan documents.  The lender may replace Pyramid Tudor Wharf Hotel LLC as manager if there is a material default by Pyramid Tudor Wharf Hotel LLC under the management agreement, if Pyramid Tudor Wharf Hotel LLC files a bankruptcy petition or a similar event occurs, or during an event of default under the Residence Inn Boston Harbor Loan.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Residence Inn Boston Harbor Property, plus business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses (on an actual loss sustained basis) from the Residence Inn Boston Harbor Property for a period continuing until the earlier of (x) eighteen (18) months or (y) restoration of the Residence Inn Boston Harbor Property has been completed.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
NStar Dispute.  The ground lessor, an affiliate of the borrower, is currently in ongoing litigation with the electric utility company serving the Residence Inn Boston Harbor Property arising from a disputed amount of approximately $693,663 in electricity charges allegedly under-billed by the utility provider over the course of approximately seven years, ending in 2009.  If the borrower or any affiliate of borrower has to pay any amount in excess of $250,000 in connection with such dispute, the borrower shall be required to deposit the NStar Reserve with the lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

677 ALA MOANA BOULEVARD

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

677 ALA MOANA BOULEVARD

677 Ala Moana Boulevard
677 Ala Moana Boulevard
Honolulu, HI 96813
Honolulu
PACIFIC OCEAN
Mamala Bay
Keehi Lagoon
HONOLULU INTERNATIONAL AIRPORT
KALIHI PALAMA
FORT SHAFTER
LILIHA-KAPALAMA
NUUANU-PUNCHBOWL
MAKIKI-LOWER PUNCHBOWL-TANTALU
ALA MOANA-KAKAAKO
WAIKIKI BEACH
WAIKIKI
KAIMUKI
Honolulu Community College
Regal Dole Cannery
Hawaii Pacific Univ
Aloha Tower Marketplace
Hawaii State Capitol
Queens Medical Center
Neal S Blaisdell Center
Ward Gateway Center
Ala Moana Center
Hawaii Convention Center
U.S. Coast Guard Base
Sand Island State Recreation Area
Ala Moana State Recreation Area
International Marketplace
Waikiki Aquarium
University of Hawaii at Manoa
Chaminade University
Diamond Head Crater Park
Honolulu Country Club
H201
H1
78
63
61
64
92
ALA MOANA BLVD
KAPIOLANI BLVD
WAIALAE AVE
S BERETANIA ST
S KING ST
N SCHOOL ST
ALA WAI BLVD
DIAMOND HEAD RD
SAND ISLAND ACCESS RD
OAHU
PACIFIC OCEAN
Honolulu
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

677 ALA MOANA BOULEVARD

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		AMF I
Location (City/State)	Honolulu, Hawaii	Cut-off Date Principal Balance		$41,440,000
Property Type	Office	Cut-off Date Principal Balance per SF		$141.43
Size (SF)	293,013	Percentage of Initial Pool Balance		3.4%
Total Occupancy as of 2/1/2013	82.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/1/2013	82.1%	Type of Security		Leasehold
Year Built / Latest Renovation	1965-1971 / 2004-2005	Mortgage Rate		4.1750%
Appraised Value	$60,200,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
Underwritten Revenues	$10,330,228
Underwritten Expenses	$5,934,460	Escrows
Underwritten Net Operating Income (NOI)	$4,395,768		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,110,921	Taxes(2)	$263,142	$93,970
Cut-off Date LTV Ratio	68.8%	Insurance	$270,421	$37,534
Maturity Date LTV Ratio(1)	50.0%	Replacement Reserves	$0	$5,570
DSCR Based on Underwritten NOI / NCF	1.81x / 1.70x	TI/LC	$375,000	$24,418
Debt Yield Based on Underwritten NOI / NCF	10.6% / 9.9%	Other(3)	$14,000,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$41,440,000	76.0%	Loan Payoff(4)	$38,635,671	70.8%
Principal’s New Cash Contribution	13,097,835	24.0	Reserves	14,908,563	27.3
			Closing Costs	993,601	1.8

Total Sources	$54,537,835	100.0%	Total Uses	$54,537,835	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $77,000,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 64.0%. See “—Appraisal” below.

(2)	Upfront and ongoing reserves include ground rent reserve.
(3)	Other reserve represents a property renovation reserve.
(4)	Includes buyout of a former partner’s ownership interest for $6,198,071.

■
The Mortgage Loan. The mortgage loan (the “677 Ala Moana Loan”) is secured by a first mortgage encumbering a leasehold interest in an office building located in Honolulu, Hawaii (the “677 Ala Moana Property”).  The 677 Ala Moana Loan has an outstanding principal balance as of the Cut-off Date of $41,440,000 and represents approximately 3.4% of the Initial Pool Balance. The 677 Ala Moana Loan was originated on March 20, 2013 by Archetype Mortgage Capital LLC, and was subsequently purchased by Archetype Mortgage Funding I LLC.  The 677 Ala Moana Loan had an original principal balance of $41,440,000 and an interest rate of 4.1750% per annum.  The proceeds of the 677 Ala Moana Loan were used to refinance existing debt secured by a lien on the 677 Ala Moana Property and to buy-out a former partner’s ownership interest.

The 677 Ala Moana Loan had an initial term of 60 months and has a remaining term of 60 months. The 677 Ala Moana Loan requires payments of interest only for the initial 12 months and then payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date is the due date in April 2018. Voluntary prepayment of the 677 Ala Moana Loan is prohibited prior to January 1, 2018. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property. The 677 Ala Moana Property is an approximately 293,013 SF office building located in Honolulu, Hawaii with an attached eight story parking garage containing 517 spaces.  The 677 Ala Moana Property is leased to 41 tenants including American Savings Bank, University Clinical Education and Cancer Research Center of Hawaii.  The 677 Ala Moana Property faces onto Ala Moana Boulevard and is bordered by Keawe, Coral and Ilalo Streets.  The 677 Ala Moana Property was constructed from 1965 to 1971 and was partially renovated between 2004 and 2005. As of February 1, 2013, the Total Occupancy was 82.1%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

677 ALA MOANA BOULEVARD

The following table presents certain information relating to the tenants at the 677 Ala Moana Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
American Savings Bank(2)	NR / A3 / BBB	49,568	16.9%	$769,708	16.7%	$15.53	7/31/2015	2, 5-year options
University Clinical Education(3)	NR / NR / NR	35,049	12.0	655,184	14.3	18.69	12/31/2019	NA
Cancer Research Center of HI	NR / NR / NR	28,850	9.8	523,041	11.4	18.13	8/17/2015	2, 5-year options
GSA / USGS(4)	AAA / Aaa / AA+	14,710	5.0	431,055	9.4	29.30	4/14/2016	NA
John Mullen	NR / NR / NR	17,907	6.1	284,904	6.2	15.91	4/30/2018	NA
Tissue Genesis	NR / NR / NR	11,391	3.9	241,441	5.3	21.20	5/31/2013	NA
Life Foundation	NR / NR / NR	10,168	3.5	149,145	3.2	14.67	9/29/2015	1, 5-year option
Pacific Housing	NR / NR / NR	7,967	2.7	144,178	3.1	18.10	6/30/2015	1, 3-year option
Guardian Life Insurance Co	AA+ / Aa2 / AA+	6,776	2.3	139,747	3.0	20.62	12/31/2016	NA
American Heart Association	NR / NR / NR	6,414	2.2	132,372	2.9	20.64	5/31/2016	1, 5-year option
Ten Largest Owned Tenants		188,800	64.4%	$3,470,775	75.5%	$18.38
Remaining Owned Tenants		51,739	17.7	1,125,129	24.5	21.75
Vacant		52,474	17.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		293,013	100.0%	$4,595,904	100.0%	$19.11

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	5,872 SF expires on 7/31/2013.
(3)	9,664 SF expires on 1/31/2021.
(4)	Tenant has the option to terminate its lease upon at least 180 days’ notice.

The following table presents the lease rollover schedule at the 677 Ala Moana Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(3)	0	0.0%	0.0%	$150	0.0%	$0.00	1
2013	17,190	5.9	5.9%	367,318	8.0	21.37	6
2014	6,960	2.4	8.2%	143,721	3.1	20.65	4
2015	110,619	37.8	46.0%	1,957,371	42.6	17.69	13
2016	38,480	13.1	59.1%	903,414	19.7	23.48	7
2017	0	0.0	59.1%	0	0.0	0.00	0
2018	22,238	7.6	66.7%	356,801	7.8	16.04	4
2019	38,738	13.2	79.9%	735,445	16.0	18.99	2
2020	0	0.0	79.9%	0	0.0	0.00	0
2021	2,285	0.8	80.7%	57,313	1.2	25.08	2
2022	1,428	0.5	81.2%	27,418	0.6	19.20	1
2023	0	0.0	81.2%	0	0.0	0.00	0
2024 & Thereafter(4)	2,601	0.9	82.1%	46,955	1.0	18.05	1
Vacant	52,474	17.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	293,013	100.0%		$4,595,904	100.0%	$19.11	41

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
5,872 SF of American Savings Bank’s space expires in 2013 and 9,664 SF of University Clinical Education’s space expires in 2021.  For purposes of this Lease Expiration Schedule, it is assumed that these spaces expire in 2015 and 2019, respectively.

(3)	Represents UPS drop box.
(4)	Represents property management office.

The following table presents certain information relating to historical leasing at the 677 Ala Moana Property:

Historical Leased %(1)
	2009	2010	2011	2012	As of 2/1/2013
Owned Space	94.8%	86.4%	82.8%	82.2%	82.1%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year or stated date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

677 ALA MOANA BOULEVARD

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 677 Ala Moana Property:

Cash Flow Analysis(1)

	2009	2010	2011	2012	Underwritten(1)	Underwritten $ per SF
Base Rent	$4,688,174	$4,491,387	$4,407,284	$4,453,702	$4,595,904	$15.68
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	927,532	3.17
Total Rent	$4,688,174	$4,491,387	$4,407,284	$4,453,702	$5,523,436	$18.85
Total Reimbursables	4,029,282	4,130,559	3,924,157	4,264,140	4,819,381	16.45
Parking Income	880,458	964,197	921,358	885,503	885,503	3.02
Other Income	121,191	44,468	34,037	29,440	29,440	0.10
Vacancy & Credit Loss	(789,865)	(118,757)	(169,116)	(24,621)	(927,532)	(3.17)
Effective Gross Income	$8,929,240	$9,511,854	$9,117,720	$9,608,164	$10,330,228	$35.26

Total Operating Expenses	$4,579,944	$4,759,731	$5,141,850	$5,174,392	$5,934,460	$20.25

Net Operating Income	$4,349,296	$4,752,123	$3,975,870	$4,433,772	$4,395,768	$15.00
TI/LC	0	0	0	0	218,013	0.74
Capital Expenditures	0	0	0	0	66,834	0.23
Net Cash Flow	$4,349,296	$4,752,123	$3,975,870	$4,433,772	$4,110,921	$14.03

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the presentation and are not considered for the underwritten cash flow.

■
Appraisal.  According to the appraisal, the 677 Ala Moana Property had an “as-is” appraised value of $60,200,000 as of an effective date of January 15, 2013 and an “as stabilized” appraised value of $77,000,000 as of an effective date of January 15, 2016, which assumes completion of planned renovations and stabilized occupancy.

■
Environmental Matters. According to the Phase I report, dated January 24, 2013, there are no recommendations for further actions other than developing an operations and maintenance plan to address any potential asbestos at the 677 Ala Moana Property.

■
Market Overview and Competition. The 677 Ala Moana Property is located in the Kakaako / Kapiolani / King submarket which is within the greater Oahu office market and 1.0 mile south of the Honolulu Central Business District. Per Colliers as of year-end 2012, the submarket totals 3,619,134 SF and its average vacancy rate decreased from a 2011 level of 10.1% to 9.4%, 4.0% less than the market’s overall average vacancy of 13.4%.

The following table presents certain information relating to certain lease comparables provided in the appraisal for the 677 Ala Moana Property:

Office Lease Comparables(1)
	Ward Court	Waterfront Plaza	One Kapiolani	Blackfield Building	Pacific Park Plaza	1601 Kapiolani Boulevard
SF (Suite)	450	1,300	692 & 1,791	Various	Various	7,381
Lease Start	Asking	Renewal	Current	Current	Asking	Asking
Rent Rate per SF	$19.80	$18.00	$16.68 & $18.24	$16.20-$18.00	$15.00	$18.60
Expense Basis	NNN	NNN	NNN	NNN	NNN	NNN

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

677 ALA MOANA BOULEVARD

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 677 Ala Moana Property:

Office Sales Comparables(1)
Property Name	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
One Kapiolani	January 2013	1972	44,231	$13,800,000	$312.00	94%
Gentry Pacific Design Center	August 2012	1925	140,000	$21,370,000	$152.64	71%
Newton Square	June 2012	1974	61,690	$15,250,000	$247.20	80%
Kaimuki Plaza	November 2010	1995	61,669	$20,800,000	$337.28	96%
Honolulu Federal Credit Union	October 2010	1990	130,647	$30,995,000	$237.24	98%
Pacific Guardian Tower	October 2009	1989	130,600	$37,895,600	$290.17	93%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Ala Moana Property Owner LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 677 Ala Moana Loan. The borrower of the 677 Ala Moana Loan is sponsored by the Real Estate Development and Investment Company (the “Sponsor”). REDICO Properties LLC, an affiliate of the Sponsor, is the non-recourse carveout guarantor of the 677 Ala Moana Loan.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $263,142 with respect to certain real estate tax expenses (which is inclusive of $121,586 with respect to certain ground lease expenses), $270,421 with respect to certain insurance expenses, $375,000 for tenant improvement and leasing costs and $14,000,000 for planned property renovations.  On each due date, the borrower is required to fund (i) a tax, ground rent and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes, ground rent and insurance premiums over the then succeeding twelve month period, (ii) a tenant improvement and leasing commission reserve in the monthly amount of $24,418, and (iii) a capital expenditure reserve in an amount equal to $5,570.

Furthermore, during the continuance of a 677 Ala Moana Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance premiums and capital expenditures, be reserved and held as additional collateral for the 677 Ala Moana Loan.

A “677 Ala Moana Trigger Period” shall mean the period commencing upon the occurrence of a 677 Ala Moana Sweep Event and ending upon: (a) the 677 Ala Moana Loan having been repaid in full; (b) solely with regard to a 677 Ala Moana Trigger Period commencing due to clause (ii) of the definition of “677 Ala Moana Sweep Event”, and provided no other 677 Ala Moana Trigger Period then exists, the date on which the debt service coverage ratio for the then-trailing twelve-month period is 1.30x or greater for two consecutive calendar quarters; (c) solely with regard to a 677 Ala Moana Trigger Period commencing due to clauses (iii) or (iv) of the definition of “677 Ala Moana Sweep Event”, and provided no other 677 Ala Moana Trigger Period then exists, receipt of evidence that a satisfactory replacement tenant has executed a replacement lease for the entire space at the 677 Ala Moana Property currently occupied by American Savings Bank, and that such replacement tenant is in occupancy, open for business and paying full unabated rent under such replacement lease; (d) solely with regard to a 677 Ala Moana Trigger Period commencing due to clause (iv) of the definition of “677 Ala Moana Sweep Event”, and provided no other 677 Ala Moana Trigger Period then exists, the occurrence of any of the following with respect to American Savings Bank (1) receipt of evidence that American Savings Bank’s lease has been irrevocably assumed by American Savings Bank (or an acceptable subtenant) and American Savings Bank (or such approved subtenant) is in occupancy of 100% of the space demised under such lease and is paying full, unabated post-petition rent without offset or credit as evidenced by one or more acceptable estoppel letters or (2) the assignment to, and assumption by, an acceptable assignee of American Savings Bank’s Lease pursuant to a final court order issued in the applicable bankruptcy action, with such assignee occupying 100% of the space demised under American Savings Bank’s Lease and paying full, unabated post-petition rent without offset or

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

677 ALA MOANA BOULEVARD

credit as evidenced by one or more acceptable estoppel letters; or (e) solely with regard to a 677 Ala Moana Trigger Period commencing due to clauses (iii), (iv), (v) or (vi) of the definition of “677 Ala Moana Sweep Event”, and provided no other 677 Ala Moana Trigger Period then exists, the date on which the debt service coverage ratio for the then-trailing twelve-month period is 1.30x or greater for two consecutive calendar quarters (calculated excluding the rent and reimbursements due under American Savings Bank’s Lease).

A “677 Ala Moana Sweep Event” shall mean the occurrence of any of the following: (i) an event of default, (ii) the date on which the debt service coverage ratio for the then-trailing twelve month period is less than 1.20x, (iii) the date on which American Savings Bank vacates, surrenders or ceases to conduct its normal business operations at its demised premises or otherwise “goes dark” or notifies the borrower in writing that it intends to vacate, surrender or cease to conduct its normal business operations at its demised premises or otherwise “go dark” (unless as of the date of such occurrence, the 677 Ala Moana Sweep Event Prevention Condition is satisfied), (iv) the date on which American Savings Bank shall become insolvent or a debtor in any Bankruptcy Action (unless as of the date of such occurrence, the 677 Ala Moana Sweep Event Prevention Condition is satisfied), (v) a default by American Savings Bank under its lease beyond any applicable grace, notice or cure periods (unless as of the date of such occurrence, the 677 Ala Moana Sweep Event Prevention Condition is satisfied), or (vi) the date that is nine months prior to the scheduled expiration date of the lease for American Savings Bank (unless as of the date of such occurrence, the 677 Ala Moana Sweep Event Prevention Condition is satisfied).

A “677 Ala Moana Sweep Event Prevention Condition” shall be met when both of the following conditions are satisfied: (i) the debt service coverage ratio (calculated excluding the rent and reimbursements due under American Savings Bank’s lease), for the then-trailing twelve-month period is equal to or greater than 1.20x and (ii) the balance of tenant improvement and leasing commission reserve is equal to or greater than $600,000.

■
Lockbox and Cash Management.  The 677 Ala Moana Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that the borrower cause all cash revenues relating to the 677 Ala Moana Property and all other money received by the borrower or the property manager with respect to the 677 Ala Moana Property to be deposited into the cash management account or lockbox account within two business days of receipt.  All amounts in the lockbox account are swept to the lender-controlled cash management account each business day.  So long as neither an event of default under the 677 Ala Moana Loan nor a 677 Ala Moana Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account maintained by the borrower.  During the continuance of an event of default under the 677 Ala Moana Loan, the lender may apply any funds in the cash management account to amounts payable under the 677 Ala Moana Loan and/or toward the payment of expenses of the 677 Ala Moana Property, in such order of priority as the lender may determine.

■
Property Management.  The 677 Ala Moana Property is currently managed by REDICO Management, Inc. and PM Realty Group, L.P. pursuant to management agreements.  Under the loan documents, the 677 Ala Moana Property may not be managed by any other party, other than another management company approved by the lender and with respect to which the Rating Agency Confirmation has been satisfied.  During the continuance of an event of default, during the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, or upon the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may terminate or require the borrower to terminate the management agreement and replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■
Ground Lease.  The collateral for the 677 Ala Moana Loan consists of a mortgage on the borrower’s leasehold interest in the 677 Ala Moana Property pursuant to a ground lease between the borrower and the Trustees of the Estate of Bernice Pauahi Bishop.  The ground lease was originally executed in 1969 and was amended simultaneous with the closing of the 677 Ala Moana Loan, resulting in the extension of the expiration of the ground lease from February 2039 to January 2079. At the maturity of the 677 Ala Moana Loan, there will be 61

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

677 ALA MOANA BOULEVARD

years remaining on the ground lease.  The ground rent is paid semi-annually and currently totals $486,346 per year. Per the amended ground lease, the annual ground rent will increase to $559,297.90 in February 2014.  The ground lease requires the borrower to complete certain renovations to the 677 Ala Moana Property which have a budgeted cost of $14,000,000.  Per the amended ground lease, upon the earlier of the completion of the renovations or October 31, 2014, the rent payable under the ground lease will increase to a base rate of $808,082, plus the cumulative CPI increase over the period between the amended ground lease’s February 2013 execution date and the completion date of the renovations, plus a general excise tax of 4.5%.  Thereafter, the ground rent remains unchanged until January 2019. After January 2019, the ground rent increases every five years by the greater of 3% or the annual rate of change of CPI throughout the applicable five year period. Commencing in March 2020, the borrower is obligated to maintain a capital expenditure reserve of not less than $100,000 per year on a rolling five year basis, subject to annual CPI adjustments. The borrower is required to spend reserved funds on capital improvements within each five-year period.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain terrorism insurance for Certified and Non-Certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the 677 Ala Moana Property, plus 18 months of business interruption coverage.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the 677 Ala Moana Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

PIN OAK PORTFOLIO – NORTH PARCEL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

PIN OAK PORTFOLIO – NORTH PARCEL

6700 W Loop
6700 West Loop
Bellaire, TX 77401
4710 Bellaire
4710 Bellaire Boulevard
Bellaire, TX 77401
6750 W Loop
6750 West Loop
Bellaire, TX 77401
Houston
INSET
Southside Place
Piney Point Village
Jersey Village
Aldine
Humble
Pearland
DOWNTOWN HOUSTON
ENERGY CORRIDOR DISTRICT
KATY FREEWAY
NORTHWEST FREEWAY
WESTPARK TOLLWAY
SAM HOUSTON TOLLWAY
HARDY TOLL RD
SOUTH FWY
N. BELTWAY 8
S. BELTWAY 8
BELLAIRE BLVD
CEDAR ST
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

PIN OAK PORTFOLIO – NORTH PARCEL

Mortgaged Property Information				Mortgage Loan Information
Number of Mortgaged Properties	3		Loan Seller		CGMRC
Location (City/State)	Bellaire, Texas		Cut-off Date Principal Balance		$38,750,000
Property Type	Office			Cut-off Date Principal Balance per SF	$110.23
Size (SF)	351,527		Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 11/13/2012	93.7%		Number of Related Mortgage Loans		1
Owned Occupancy as of 11/13/2012	93.7%		Type of Security		Fee Simple
Year Built / Latest Renovation	1975 / NAP		Mortgage Rate		3.8000%
Appraised Value	$60,750,000		Original Term to Maturity (Months)		60
			Original Amortization Term (Months)		NAP
				Original Interest Only Period (Months)	60
Underwritten Revenues	$8,265,952
Underwritten Expenses	$3,452,613			Escrows
Underwritten Net Operating Income (NOI)	$4,813,339			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,370,864		Taxes	$62,739	$62,739
Cut-off Date LTV Ratio	63.8%		Insurance	$58,167	$11,633
Maturity Date LTV Ratio	63.4%		Replacement Reserves	$1,000,000	$5,859
DSCR Based on Underwritten NOI / NCF	3.22x / 2.93x		TI/LC	$1,219,910	$0
Debt Yield Based on Underwritten NOI / NCF	12.4% / 11.3%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$38,750,000	59.4%	Purchase Price(1)	$59,615,385	91.4%
Principal’s New Cash Contribution	25,329,190	38.8	Other Uses	2,563,268	3.9
Other Sources	1,133,026	1.7	Reserves	2,340,816	3.6
			Closing Costs	692,748	1.1

Total Sources	$65,212,216	100.0%	Total Uses	$65,212,216	100.0%

(1)
The Pin Oak Portfolio – North Parcel Properties were purchased as part of a portfolio comprised of the Pin Oak Portfolio – North Parcel Properties and Pin Oak Portfolio – South Parcel Properties.  The purchase price of the portfolio was $78,650,000.  Purchase Price in the table above is the allocated purchase price of the Pin Oak Portfolio – North Parcel Properties based on the Cut-off Date Principal Balances of The Pin Oak Portfolio – North Parcel Loan and the Pin Oak Portfolio – South Loan.

(2)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $11,050,000 for the 4710 Bellaire Boulevard Property. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 63.8%. See “—Appraisal” below.

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The Mortgage Loan.  The mortgage loan (the “Pin Oak Portfolio – North Parcel Loan”) is evidenced by three notes in the aggregate original principal amount of $38,750,000 and is secured by a first mortgage encumbering three office buildings located in Bellaire, Texas (the “Pin Oak Portfolio – North Parcel Properties”).  The Pin Oak Portfolio – North Parcel Loan was originated by Citigroup Global Markets Realty Corp. on December 20, 2012 and represents approximately 3.2% of the Initial Pool Balance.  The notes evidencing the Pin Oak Portfolio – North Parcel Loan had an aggregate outstanding principal balance as of the Cut-off Date of $38,750,000 and an interest rate of 3.8000% per annum.  The proceeds of the Pin Oak Portfolio – North Parcel Loan were used to acquire the Pin Oak Portfolio – North Parcel Properties.

The Pin Oak Portfolio – North Parcel Loan had an initial term of 60 months and has a remaining term of 57 months as of the Cut-off Date.  The Pin Oak Portfolio – North Parcel Loan requires payments of interest only during the term of the Pin Oak Portfolio – North Parcel Loan.  The scheduled maturity date is the due date in January 2018.  The borrower has the right to voluntarily prepay the loan in whole, and in part under certain circumstances (See “—Partial Release” below) provided that the borrower pays a prepayment premium equal to the greater of (x) a yield maintenance premium and (y) an amount equal to 1% of the principal amount being prepaid.  In addition, defeasance of the Pin Oak Portfolio – North Parcel Loan, either in full or in part, with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time after the second anniversary of the Closing Date. After October 6, 2017, the borrower may prepay the Pin Oak Portfolio – North Parcel Loan either in whole or in part without penalty.

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The Mortgaged Property. The Pin Oak Portfolio – North Parcel Properties are three office buildings totaling 351,527 SF located in the Bellaire submarket of Houston, Texas.  The Pin Oak Portfolio – North Parcel Properties are situated on a 10.5 acre site and share a two section parking garage containing a total of 1,108 spaces, representing a parking ratio of 3.15 per 1,000 SF.  As of November 13, 2012, the Total Occupancy of the Pin Oak Portfolio – North Parcel Properties was 93.7%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

PIN OAK PORTFOLIO – NORTH PARCEL

The following table presents certain information relating to the Pin Oak – North Parcel Properties:

Property Name	Property Type	Allocated Cut-off Date Loan Amount	City	State	Total GLA	Occupancy	Year Built / Renovated	UW NCF	UW NCF per SF
6750 West Loop South	Office	$23,116,200	Bellaire	TX	201,932	95.5%	1975 / NAP	$2,630,172	$13.03
6700 West Loop South	Office	10,277,800	Bellaire	TX	76,662	100.0%	1975 / NAP	1,029,133	13.42
4710 Bellaire Boulevard	Office	5,356,000	Bellaire	TX	72,933	82.2%	1975 / NAP	711,559	9.76
Total / Wtd Avg.		$38,750,000			351,527	93.7%		$4,370,864	$12.43

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Pin Oak – North Parcel Properties:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
UT Physicians	NR / NR / NR	26,669	7.6%	$792,869	10.0%	$29.73	3/31/2022	NA
Frost National Bank	NR / NR / NR	18,816	5.4	496,742	6.3	26.40	4/30/2014	2, 5-year options
Harden Healthcare Texas	NR / NR / NR	15,364	4.4	361,054	4.6	23.50	7/31/2016	1, 5-year option
McGovern Allergy Clinic	NR / NR / NR	13,635	3.9	334,058	4.2	24.50	5/31/2014	NA
Shale-Inland	NR / NR / NR	12,757	3.6	304,963	3.9	23.91	3/31/2015	NA
Memorial Hermann	NR / NR / NR	11,279	3.2	252,086	3.2	22.35	7/31/2016	2, 5-year options
Girling Healthcare	NR / NR / NR	10,531	3.0	231,682	2.9	22.00	7/31/2016	1, 5-year option
Alpert & Sermas	NR / NR / NR	7,705	2.2	211,579	2.7	27.46	9/30/2019	1, 5-year option
Gilbreth & Associates	NR / NR / NR	7,771	2.2	180,710	2.3	23.25	9/30/2016	1,2.5-year option
Lentz Engineering L.C.	NR / NR / NR	6,830	1.9	163,920	2.1	24.00	4/30/2014	NA
Total Tenants		131,357	37.4%	$3,329,663	42.1%	$25.35
Remaining Tenants		198,104	56.4	4,570,505	57.9	23.07
Vacant		22,066	6.3	0	0.0	0.00
Total / Wtd. Avg. All Tenants		351,527	100.0%	$7,900,168	100.0%	$23.98

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Pin Oak – North Parcel Properties:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,873	0.5%	0.5%	$0	0.0%	$0.00	1
2013	58,681	16.7	17.2%	1,359,981	17.2	23.18	29
2014	68,475	19.5	36.7%	1,683,875	21.3	24.59	16
2015	53,994	15.4	52.1%	1,286,355	16.3	23.82	26
2016	65,547	18.6	70.7%	1,481,700	18.8	22.61	13
2017	15,172	4.3	75.0%	324,282	4.1	21.37	9
2018	9,178	2.6	77.6%	206,732	2.6	22.52	3
2019	16,133	4.6	82.2%	425,035	5.4	26.35	3
2020	10,668	3.0	85.3%	259,492	3.3	24.32	3
2021	0	0.0	85.3%	0	0.0	0.00	0
2022	29,740	8.5	93.7%	872,715	11.0	29.34	2
2023	0	0.0	93.7%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	93.7%	0	0.0	0.00	0
Vacant	22,066	6.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	351,527	100.0%		$7,900,168	100.0%	$23.98	105

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

PIN OAK PORTFOLIO – NORTH PARCEL

The following table presents certain information relating to historical leasing at the Pin Oak – North Parcel Properties:

Historical Leased %(1)
Property Name	2008	2009	2010	2011	As of 11/13/2012
6750 West Loop South	92.2%	91.9%	93.3%	93.1%	95.5%
6700 West Loop South	86.3%	58.9%	71.6%	86.7%	100.0%
4710 Bellaire Boulevard	91.7%	87.3%	83.9%	82.9%	82.2%
Total / Wtd. Avg.	90.8%	83.7%	86.6%	89.6%	93.7%

(1)	As provided by the borrower and represents average occupancy for the year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Pin Oak – North Parcel Properties:

Cash Flow Analysis(1)

	2010	2011	TTM 9/30/2012	Underwritten	Underwritten $ per SF
Base Rent	$6,465,389	$6,850,300	$7,045,386	$7,900,168	$22.47
Contractual Rent Steps	0	0	0	90,849	0.26
Gross Up Vacancy	0	0	0	551,650	1.57
Total Rent	$6,465,389	$6,850,300	$7,045,386	$8,542,666	$24.30
Total Reimbursables	105,068	153,914	99,756	95,561	0.27
Other Income	470,461	543,421	577,213	644,544	1.83
Vacancy & Credit Loss	0	0	0	(1,016,820)	(2.89)
Effective Gross Income	$7,040,917	$7,547,635	$7,722,354	$8,265,952	$23.51

Total Operating Expenses	$3,260,080	$3,407,786	$3,251,820	$3,452,613	$9.82

Net Operating Income	$3,780,838	$4,139,849	$4,470,534	$4,813,339	$13.69
TI/LC	0	0	0	330,939	0.94
Capital Expenditures	0	0	0	111,535	0.32
Net Cash Flow	$3,780,838	$4,139,849	$4,470,534	$4,370,864	$12.43

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

■	Appraisal. According to the appraisal, the Pin Oak Portfolio – North Parcel Properties had an “as-is” appraised value of $60,750,000 as of an effective date of November 19, 2012.

■	Environmental Matters. Based on Phase I environmental reports dated November 28, 2012 and November 29, 2012, the environmental consultant recommended no further action.

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Market Overview and Competition.  According to the appraisal, as of the third quarter of 2012, the total Houston office market consisted of 269 million SF.  The direct vacancy rate was 11.9% and the average gross rental rate was $23.96 per SF. Year-to-date net absorption was 5.5 million SF through September 2012.  Class B office properties within the overall Houston office market reported a direct vacancy of 13.5% and an average gross rent of $19.62 per SF.

The Pin Oak Portfolio – North Parcel Properties are located in the Bellaire office submarket, within the Houston office market, and are more specifically located at the northwest intersection of the West Loop and Bellaire Boulevard. As of the third quarter of 2012 the Bellaire office submarket had a total office inventory of 5.1 million SF. The direct vacancy rate of the Bellaire submarket was 8.3% and the average gross rental rate was $22.69 per SF. Class B office properties within the Bellaire submarket reported a direct vacancy of 5.9% and an average gross rent of $20.86 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

PIN OAK PORTFOLIO – NORTH PARCEL

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Pin Oak Portfolio – North Parcel Properties:

Office Lease Comparables(1)
	Pin Oak Portfolio - North Parcel	6565 West Loop South (2)	Loop Central I(2)	Braeswood Tower II (2)	Foundation Medical Tower(2)	West Loop II(2)
Year Built	1975	1979	1980	1975	2005	1981
Total GLA	351,527	165,600	178,263	419,260	99,768	144,337
Total Occupancy	93.7%	92.0%	92.0%	91.0%	94.0%	71.0%
Quoted Rent Rate per SF	NAP(1)	$23.00	$24.00	$22.00	$18.00	$23.00
Expense Basis	BaseYear	Base Year	Base Year	Base Year	NNN	Base Year

(1)      Source: Appraisal
(2)      Certain lease comparables shown in the above table may be renewals.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Pin Oak Portfolio – North Parcel Properties:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
3555 Timmons Lane	Houston	October 2012	1982	225,895	$36,700,000	$162.46	93%
3355 W. Alabama	Houston	July 2012	1982	234,231	$38,500,000	$164.37	91%
1177 West Loop South	Houston	March 2012	1978	341,947	$60,000,000	$175.47	95%
Shepherd Place	Houston	September 2011	1984	119,545	$14,775,000	$126.90	91%
West Loop I and II	Bellaire	November 2012	1979	309,937	$37,000,000	$124.87	81%

(1)	Source: Appraisal.

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The Borrower.  The Pin Oak North Borrower and fee owner of the Pin Oak Portfolio – North Parcel Properties is Pin Oak North Parcel LL, LLC (the “Pin Oak North Borrower”), a single-purpose entity indirectly owned and controlled by the parent entity of the non-recourse carve-out-guarantor, Investcorp US Real Estate LLC.  Legal counsel to the Pin Oak North Borrower delivered a non-consolidation opinion in connection with the origination of the Pin Oak Portfolio – North Parcel Loan. In order to comply with certain aspects of Shari’ah law, the Pin Oak North Borrower entered into a Master Lease Agreement with another single-purpose, single-asset entity, Pin Oak North Parcel TT, LLC (the “Pin Oak North Master Tenant”).  The Pin Oak North Master Tenant is responsible for day-to-day operations of the Pin Oak Portfolio – North Parcel Properties and, pursuant to the terms of the master lease agreement, Pin Oak North Master Tenant is obligated to remit all rents and any other income generated by the Pin Oak Portfolio – North Parcel Properties to the Pin Oak North Borrower, which amounts are applied in accordance with the terms of the loan documents.  All excess cash after payment by Pin Oak North Borrower of all amounts due under the loan documents are remitted to Pin Oak North Master Tenant.   .

At closing, the lender received a fee mortgage from the Pin Oak North Borrower on its interest in the Pin Oak Portfolio – North Parcel Properties.  In addition, the lender secured a full subordination of the master lease to the lender’s fee mortgage.  See “Risk Factors—Risks of Shari’ah Compliant Loans” in the Free Writing Prospectus.

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Escrows.  On the origination date, the Pin Oak North Borrower funded aggregate reserves of $2,340,816 with respect to the Pin Oak Portfolio – North Parcel Properties, comprised of: (i) $62,739 for real estate taxes, (ii) $58,167 for insurance, (iii) $1,000,000 for replacement reserves and (iv) $1,219,910 for tenant improvements and leasing commissions.

On each monthly payment date, the Pin Oak North Borrower is required to fund the following reserves with respect to the Pin Oak Portfolio – North Parcel Properties: (i) a tax reserve in an amount equal to one-twelfth of

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

PIN OAK PORTFOLIO – NORTH PARCEL

the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; and (iii) a replacement reserve in the amount of $5,859.

In addition, on each monthly payment date during a Pin Oak Portfolio – North Parcel Trigger Period, the Pin Oak North Borrower will be required to deposit into an eligible account with the lender or the servicer all excess cash flow (and operating expenses required for the property) generated by the Pin Oak Portfolio – North Parcel Properties.

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Lockbox and Cash Management.  The Pin Oak Portfolio - North Parcel Loan requires a hard lockbox, which is already in place.  The loan documents require the Pin Oak North Borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  On each business day, sums on deposit in the lockbox account are required to (i) provided no Pin Oak Portfolio – North Parcel Trigger Period exists, be transferred to the Pin Oak North Borrower, or (ii) if a Pin Oak Portfolio – North Parcel Trigger Period exists, be transferred to the lender-controlled cash management account and applied in accordance with the loan payment waterfall set forth in the loan documents.

A “Pin Oak Portfolio - North Parcel Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.25x on a trailing 12-month basis, (iii) following an Uncrossing Event, the bankruptcy of a Major Tenant, (iv) following an Uncrossing Event, any termination or cancellation of a Major Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) or a Major Lease failing to otherwise be in full force and effect, (v) following an Uncrossing Event, any material default by a Major Tenant under its Major Lease beyond any applicable notice and cure periods, (vi) following an Uncrossing Event, any Major Tenant failing to be in actual, physical possession of 50% or more of the Major Tenant Space, or “going dark” with respect to 50% or more of the Major Tenant Space under such Major Lease; provided, however, it shall not be a Cash Sweep Event if (a) such Major Tenant’s senior unsecured debt rating issued by S&P is BBB- or higher (and the equivalent by any other Rating Agency) during the period in which such Major Tenant is not in actual, physical possession or has gone dark, (b) such Major Tenant has continued to pay full rent under its Major Lease, and (c) the period in which such Major Tenant is not in actual, physical possession or has gone dark is more than two (2) years prior to the expiration date of its Major Lease. The loan documents provide that UT Physicians as tenant under the UT Physicians lease shall always be deemed to satisfy the requirement under subsection (a) above, (vii) following an Uncrossing Event, any Major Tenant exercising a valid termination option for all or more than 50% of the Major Tenant Space under its Major Lease, and (viii) following an Uncrossing Event, McGovern Allergy Clinic’s failing to extend or renew its Major Lease on or prior to May 31, 2013, and

(B) expiring upon (s) in the case of clause (i) above, the cure of the applicable event of default, (t) in the case of clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters, (u) in the case of clause (iii) above, the Major Tenant has affirmed the Major Lease in the applicable bankruptcy proceeding or a new replacement tenant occupies 50% or more of the Major Tenant Space affected by the conditions described in clause (iii) above; (v) in the case of clause (iv) above, the Major Tenant reaffirms its Major Lease or a new replacement tenant occupies 50% or more of the Major Tenant Space affected by the conditions described in clause (iv) above; (w) in the case of clause (v) above, evidence reasonably satisfactory to lender that the applicable default by the Major Tenant under the Major Tenant Lease has been cured and that no other material default exists under the Major Tenant Lease beyond the expiration of any applicable notice, grace and/or cure periods; (x) in the case of clause (vi) above, the Major Tenant resumes being in actual, physical possession of 50% of the Major Tenant Space and such space is no longer “dark” or a new replacement tenant occupies 50% or more of the Major Tenant Space affected by the conditions described in clause (vi) above; (y) in the case of clause (vii) above, either the Major Tenant has revoked or rescinded all termination or cancellation notices with respect to the Major Tenant Lease or a new replacement tenant occupies 50% or more of the Major Tenant Space or the debt service coverage ratio is equal to or greater than 1.25x for

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

PIN OAK PORTFOLIO – NORTH PARCEL

two consecutive calendar quarters, and (z) in the case of clause (viii) above, either McGovern Allergy Clinic has renewed its Major Lease or a new replacement tenant occupies 50% or more of the Major Tenant Space or the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters and the amount of excess cash flow deposited as a result of the condition set forth in (viii) above equals or exceeds $25 per SF for such Major Lease.

“Uncrossing Event” shall mean (a) a Subdivision Event (as defined below) and (b) either (i) one or more releases of an individual parcel pursuant to the loan agreement or (ii) one or more loan severances, partial transfers and assumptions pursuant to the loan agreement, and (c) if as a result of such release(s) or transfer(s) (i) either the 6700 West Loop Parcel or the 4710 Bellaire Boulevard individual parcel secures the Pin Oak Portfolio – North Parcel Loan or the Transferred Loan without the other individual parcel and without the 6750 West Loop Parcel.

“Major Lease” shall mean each of (a) UT Physicians lease and (b) the McGovern Allergy Clinic lease, as the same may have been or may hereafter be amended, restated, extended, renewed, replaced and/or otherwise modified, and any other lease for all or 85% or more of any Major Tenant Space entered into in accordance with the terms thereof.

“Major Tenant” shall mean each of (a) UT Physicians and (b) McGovern Allergy Clinic, and any tenant occupying space under a Major Lease.

“Major Tenant Space” shall mean that portion of the Pin Oak Portfolio – North Parcel Properties demised to any Major Tenant pursuant to a Major Lease.

■
Partial Release.  The Pin Oak North Borrower is permitted to subdivide the Pin Oak Portfolio – North Parcel Properties into three (3) individual properties (a “Subdivision Event”) provided that, among other things, each individual property (a) constitutes a separate legal parcel as of right under applicable subdivision laws, (b) complies with all applicable legal requirements and (c) is subject to a reciprocal easement operating agreement providing for cooperation among each of the individual properties.  Following a Subdivision Event, the loan documents permit the assumption of a portion of the Pin Oak Portfolio – North Parcel Properties secured by an individual property (the “Transferred Loan”), subject to satisfaction of certain conditions in the loan documents, including, without limitation, payment of a transfer fee equal to 0.5% of the outstanding principal balance of the Transferred Loan at such time.

In addition, the Pin Oak North Borrower is permitted to effectuate the release of an individual property (A) at any time after the second anniversary of the Closing Date if Pin Oak North Borrower defeases a portion of the Pin Oak Portfolio – North Parcel Loan, (B) at any time on or prior to October 6, 2017, if Pin Oak North Borrower prepays a portion of the Pin Oak Portfolio – North Parcel Loan with payment of yield maintenance or (C) at any time after October 6, 2017, if Pin Oak North Borrower prepays a portion of the Pin Oak Portfolio – North Parcel Loan without payment of yield maintenance, in the case of each of clauses (A), (B) and (C) subject to satisfaction of certain conditions, including: (i) a Subdivision Event has occurred, (ii) defeasance or prepayment, as applicable, of an amount equal to the allocated loan amount of such individual property at the origination of the Pin Oak Portfolio – North Parcel Loan and (iii) compliance with REMIC requirements.

■
Property Management.  The Pin Oak Portfolio – North Parcel Properties are currently managed by Griffin Partners Management Texas, LLC, an independent third party property management firm.  Under the loan documents, the Pin Oak Portfolio – North Parcel Properties may not be managed by any party, other than Griffin Partners Management Texas, LLC or another management company approved by the lender (which approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation); however, the Pin Oak North Borrower may replace Griffin Partners Management Texas, LLC with any of the following management companies, provided no event of default exists: Transwestern, Lincoln Property Company, Jones Lang Lasalle, CBRE, or Cushman & Wakefield. The lender has the right to terminate the management agreement and replace

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

PIN OAK PORTFOLIO – NORTH PARCEL

the manager or require that the Pin Oak North Borrower terminate the management agreement and replace the manager during an event of default by the Pin Oak North Borrower under the Pin Oak Portfolio – North Parcel Loan after taking into account any applicable notice and cure periods.

■
Terrorism Insurance. The Pin Oak North Borrower must maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Pin Oak Portfolio - North Parcel Properties, plus 18 months of business interruption coverage.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $50,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

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STONECREEK – ROBINHOOD PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	GSMC
Location (City/State)	Stockton, California	Cut-off Date Principal Balance	$36,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$136.47
Size (SF)	263,803	Percentage of Initial Pool Balance	3.0%
Total Occupancy as of 3/20/2013	94.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/20/2013	94.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate	3.7790%
Appraised Value	$61,900,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Stone Family Partners, LLC, MDS Family Partners I, LLC, Surry Properties, LLC and MDS Family Partners II, LLC
Underwritten Revenues	$6,574,493
Underwritten Expenses	$1,924,860	Escrows
Underwritten Net Operating Income (NOI)	$4,649,633	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,368,435	Taxes	$46,196	$46,196
Cut-off Date LTV Ratio	58.2%	Insurance	$46,375	$5,153
Maturity Date LTV Ratio	45.8%	Replacement Reserves	$0	$4,396
DSCR Based on Underwritten NOI / NCF	2.32x / 2.18x	TI/LC(2)	$0	$16,743
Debt Yield Based on Underwritten NOI / NCF	12.9% / 12.1%	Other(3)	$246,187	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$36,000,000	98.0%	Loan Payoff	$35,691,892	97.1%
Principal’s New Cash Contribution	746,739	2.0	Closing Costs	716,089	1.9
Reserves	338,758	0.9

Total Sources	$36,746,739	100.0%	Total Uses	$36,746,739	100.0%

(1)
Stone Family Partners, LLC, MDS Family Partners I, LLC, Surry Properties, LLC and MDS Family Partners II, LLC are the guarantors of the non-recourse carveouts under the Stonecreek – Robinhood Portfolio Loan.

(2)	TI/LC reserves are capped at $400,000 ($259,230 for the Stonecreek Village Property and $140,770 for the Robinhood Plaza Property).
(3)
Other reserves represent an environmental reserve ($68,750), an unpaid TI allowance reserve ($100,000) for Hometown Buffet at the Stonecreek Village Property, a free rent reserve ($61,139) for ConSol at the Stonecreek Village Property and an unpaid leasing commissions reserve ($16,298) for Comcast at the Robinhood Plaza Property.

The following table presents certain information relating to the Stonecreek - Robinhood Portfolio Properties:

Property Name	City	State	Total GLA	Occupancy	Allocated Cut- off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per SF
Stonecreek Village	Stockton	CA	171,392	94.0%	$20,500,000	56.9%	2008 / NAP	$38,400,000	$2,537,252	$14.80
Robinhood Plaza	Stockton	CA	92,411	95.6%	15,500,000	43.1	1984 / 2006	23,500,000	1,831,183	19.82
Total / Wtd. Avg.			263,803	94.6%	$36,000,000	100.0%		$61,900,000	$4,368,435	$16.56

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

STONECREEK – ROBINHOOD PORTFOLIO

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Stonecreek - Robinhood Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Ross Dress for Less	NR / NR / BBB+	29,260	11.1%	$351,120	6.6%	$12.00	1/31/2015	$346	4.4%	NA
REI	NR / NR / NR	26,654	10.1	313,354	5.9	11.76	4/30/2018	$155	13.2%	2, 5-year options
JP Morgan Chase Bank	A+ / A2 / A	4,026	1.5	254,301	4.8	63.16	9/30/2016	NA	NA	NA
Armed Forces	NR / NR / NR	6,262	2.4	216,612	4.1	34.59	2/16/2014	NA	NA	NA
Chili’s Bar & Grill	NR / Ba2 / BBB-	5,322	2.0	184,836	3.5	34.73	5/31/2017	$600	6.4%	NA
ConSol	NR / NR / NR	7,818	3.0	183,420	3.4	23.46	8/17/2018	NA	NA	1, 5-year option
Hometown Buffet	NR / NR / NR	10,200	3.9	172,958	3.2	16.96	12/31/2022	$303	6.8%	2, 5-year options
Boudin–SF	NR / NR / NR	3,574	1.4	172,836	3.2	48.36	8/31/2017	$574	9.8%	2, 5-year options
BJ’s Restaurant (GL)(3)	NR / NR / NR	8,793	3.3	165,000	3.1	18.76	9/30/2027	$651	4.5%	1, 5-year option
AT&T Mobility	A / A3 / A-	4,623	1.8	164,532	3.1	35.59	4/30/2015	NA	NA	NA
Ten Largest Owned Tenants		106,532	40.4%	$2,178,969	40.8%	$20.45
Remaining Owned Tenants		142,992	54.2	3,162,764	59.2	22.12
Vacant Spaces (Owned Space)		14,279	5.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		263,803	100.0%	$5,341,733	100.0%	$21.41

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales as of 12/31/2012.
(3)	BJ’s Restaurant ground leases the land but owns its own improvements.

The following table presents certain information relating to the lease rollover schedule at the Stonecreek - Robinhood Portfolio Properties:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	6,913	2.6	2.6%	155,162	2.9	22.44	3
2014	13,593	5.2	7.8%	407,315	7.6	29.97	3
2015	36,342	13.8	21.5%	583,162	10.9	16.05	4
2016	14,892	5.6	27.2%	544,321	10.2	36.55	6
2017	15,098	5.7	32.9%	535,186	10.0	35.45	4
2018	75,028	28.4	61.4%	1,265,121	23.7	16.86	13
2019	22,421	8.5	69.9%	505,009	9.5	22.52	5
2020	7,514	2.8	72.7%	159,132	3.0	21.18	2
2021	18,075	6.9	79.6%	403,289	7.5	22.31	5
2022	21,477	8.1	87.7%	435,463	8.2	20.28	4
2023	1,843	0.7	88.4%	43,571	0.8	23.64	1
2024 & Thereafter	16,328	6.2	94.6%	305,004	5.7	18.68	2
Vacant	14,279	5.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	263,803	100.0%		$5,341,733	100.0%	$21.41	52

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

STONECREEK – ROBINHOOD PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents the Underwritten Net Cash Flow for the Stonecreek - Robinhood Portfolio Properties:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 1/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,135,441	$4,330,859	$4,706,117	$4,732,693	$5,341,733	$20.25
Overage Rent	36,570	21,108	80,275	83,163	47,184	0.18
Other Rental Revenue(3)	15,755	17,941	8,982	12,018	12,018	0.05
Gross Up Vacancy	0	0	0	0	399,746	1.52
Total Rent	$4,187,766	$4,369,908	$4,795,374	$4,827,874	$5,800,681	$21.99
Total Reimbursables	1,050,073	1,223,482	1,164,487	1,187,336	1,282,455	4.86
Vacancy & Credit Loss	0	0	0	0	(508,643)	(1.93)
Effective Gross Income	$5,237,839	$5,593,390	$5,959,861	$6,015,210	$6,574,493	$24.92

Total Operating Expenses	$2,011,080	$2,134,439	$1,795,139	$1,756,786	$1,924,860	$7.30

Net Operating Income	$3,226,759	$3,458,951	$4,164,722	$4,258,424	$4,649,633	$17.63
TI/LC	0	0	0	0	228,438	0.87
Capital Expenditures	0	0	0	0	52,760	0.20
Net Cash Flow	$3,226,759	$3,458,951	$4,164,722	$4,258,424	$4,368,435	$16.56

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 3/20/2013 rent roll with rent steps through 4/30/2014.
(3)	Other rental revenue includes Casual Male Big & Tall sign rental and miscellaneous income items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

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WESTIN MEMPHIS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Memphis, Tennessee	Cut-off Date Principal Balance	$34,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$167,487.68
Size (Rooms)	203	Percentage of Initial Pool Balance	2.8%
Total TTM Occupancy as of 1/31/2013	78.9%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 1/31/2013	78.9%	Type of Security	Leasehold
Year Built / Latest Renovation	2007 / 2012	Mortgage Rate	5.0000%
Appraised Value	$49,600,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	12
Underwritten Revenues	$14,796,515	Borrower Sponsor(1)	Senate Hotel Partners Memphis, LLC
Underwritten Expenses	$10,706,409
Underwritten Net Operating Income (NOI)	$4,090,106	Escrows
Underwritten Net Cash Flow (NCF)	$3,498,245	Upfront	Monthly
Cut-off Date LTV Ratio	68.5%	Taxes	$0	$0
Maturity Date LTV Ratio	59.9%	Insurance	$49,224	$16,408
DSCR Based on Underwritten NOI / NCF	1.87x / 1.60x	FF&E	$0	(2)
Debt Yield Based on Underwritten NOI / NCF	12.0% / 10.3%	Other(3)	$15,661	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$34,000,000	100.0%	Loan Payoff	$30,297,099	89.1%
Principal Equity Distribution	3,054,519	9.0
Closing Costs	583,496	1.7
Reserves	64,885	0.2

Total Sources	$34,000,000	100.0%	Total Uses	$34,000,000	100.0%

(1)	David B. Jones, Glenn R. Malone, Gregory O. Hnedak and L. Kirkpatrick Bobo are the guarantors of the non-recourse carve-outs under the Westin Memphis Loan.
(2)	The borrower must contribute an amount equal to 1/12 of 4.0% of the projected annual gross revenues, funded monthly, to an FF&E reserve.
(3)	Other Upfront Reserve represents a ground rent reserve ($15,661).

The following table presents certain information relating to the 2012 demand analysis with respect to the Westin Memphis Property based on market segmentation, as provided in the appraisal for the Westin Memphis Property:

2012 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Westin Memphis	30%	20%	50%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM February 2013 penetration rates relating to the Westin Memphis Property and various market segments, as provided in the February 2013 travel research report for the Westin Memphis Property:

TTM Through 2/28/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Westin Memphis	118.3%	121.7%	143.9%

(1)	Source: February 2013 travel research report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

WESTIN MEMPHIS

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Westin Memphis Property:

Westin Memphis(1)
	2011	2012	TTM 1/31/2013
Occupancy(2)	73.1%	77.5%	78.9%
ADR	$159.88	$160.14	$160.41
RevPAR	$116.83	$124.09	$126.50

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Westin Memphis Property:

Cash Flow Analysis

	2011	2012	TTM 1/31/2013	Underwritten	Underwritten $ per Room
Room Revenue	$8,656,694	$9,219,408	$9,398,609	$9,372,930	$46,172
Food & Beverage Revenue	3,256,350	4,553,363	4,609,979	4,597,383	22,647
Other Revenue	824,261	816,614	828,465	826,201	4,070
Total Revenue	$12,737,305	$14,589,385	$14,837,053	$14,796,515	$72,889

Room Expense	$1,740,661	$1,899,488	$1,942,454	$1,940,449	$9,559
Food & Beverage Expense	2,576,941	3,365,731	3,386,751	3,377,498	16,638
Other Expense	603,740	599,672	588,177	588,031	2,897
Total Departmental Expense	$4,921,342	$5,864,891	$5,917,382	$5,905,978	$29,093
Total Undistributed Expense	3,962,935	4,219,572	4,240,698	4,242,334	20,898
Total Fixed Charges	403,119	407,212	434,860	558,096	2,749
Total Operating Expenses	$9,287,396	$10,491,675	$10,592,940	$10,706,409	$52,741

Net Operating Income	$3,449,909	$4,097,710	$4,244,113	$4,090,106	$20,148
FF&E	508,014	583,575	593,482	591,861	2,916
Net Cash Flow	$2,941,895	$3,514,135	$3,650,631	$3,498,245	$17,233

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

1540 2ND STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Santa Monica, California	Cut-off Date Principal Balance	$34,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$508.89
Size (SF)	66,812	Percentage of Initial Pool Balance	2.8%
Total Occupancy as of 1/1/2013	92.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/1/2013	92.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate	4.6860%
Appraised Value	$51,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	48
Borrower Sponsor(1)	Norman J. Kravetz
Underwritten Revenues	$4,057,914
Underwritten Expenses	$1,024,004	Escrows
Underwritten Net Operating Income (NOI)	$3,033,910	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,903,955	Taxes	$335,291	$37,255
Cut-off Date LTV Ratio	66.7%	Insurance	$19,776	$2,825
Maturity Date LTV Ratio	59.9%	Replacement Reserves	$0	$1.392
DSCR Based on Underwritten NOI / NCF	1.44x / 1.37x	TI/LC	$0	$8,352
Debt Yield Based on Underwritten NOI / NCF	8.9% / 8.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$34,000,000	89.0%	Loan Payoff	$33,855,340	88.6%
Mezzanine Loan Amount	4,200,000	11.0	Principal Equity Distribution	3,673,754	9.6
Reserves	355,067	0.9
Closing Costs	315,839	0.8

Total Sources	$38,200,000	100.0%	Total Uses	$38,200,000	100.0%

(1)	Norman J. Kravetz is the guarantor of the non-recourse carveouts under the 1540 2nd Street Loan.

The following table presents certain information relating to the tenants at the 1540 2nd Street Property:

Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
GK Films	NR / NR / NR	28,354	42.4%	$1,639,995	50.8%	$57.84	5/31/2021	1, 3-year option
Madison Tyler	NR / NR / NR	25,757	38.6	1,319,789	40.9	51.24	8/31/2015	1, 5-year option
Bauerfeind Performance Retail(2)	NR / NR / NR	3,471	5.2	210,343	6.5	60.60	2/28/2016	1, 3-year option
McDonald’s	NR / NR / NR	4,344	6.5	59,400	1.8	13.67	3/3/2028	15, 5-year options
All Owned Tenants		61,926	92.7%	$3,229,527	100.0%	$52.15
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant		4,886	7.3	0	0.0	0.00
Total / Wtd. Avg.		66,812	100.0%	$3,229,527	100.0%	$52.15

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant has an option to terminate the lease by providing written notice no later than March 2014 and payment of $113,014.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

1540 2ND STREET

The following table presents the lease rollover schedule at the 1540 2nd Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	25,757	38.6	38.6%	1,319,789	40.9	51.24	1
2016	3,471	5.2	43.7%	210,343	6.5	60.60	1
2017	0	0.0	43.7%	0	0.0	0.00	0
2018	0	0.0	43.7%	0	0.0	0.00	0
2019	0	0.0	43.7%	0	0.0	0.00	0
2020	0	0.0	43.7%	0	0.0	0.00	0
2021	28,354	42.4	86.2%	1,639,995	50.8	57.84	1
2022	0	0.0	86.2%	0	0.0	0.00	0
2023	0	0.0	86.2%	0	0.0	0.00	0
2024 & Thereafter	4,344	6.5	92.7%	59,400	1.8	13.67	1
Vacant	4,886	7.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	66,812	100.0%		$3,229,527	100.0%	$52.15	4

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 1540 2nd Street Property:

Historical Leased %(1)
	2011	2012	As of 1/1/2013
Owned Space	92.7%	92.7%	92.7%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1540 2nd Street Property:

Cash Flow Analysis(1)
	2011	TTM 9/30/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,677,824	$3,137,463	$3,229,527	$48.34
Contractual Rent Steps	0	0	0	0.00
Gross Up Vacancy	0	0	0	0.00
Total Rent	$2,677,824	$3,137,463	$3,229,527	$48.34
Total Reimbursables	76,876	138,204	173,333	2.59
Other Income	524,681	619,054	655,054	9.80
Vacancy & Credit Loss	0	0	0	0.00
Effective Gross Income	$3,279,381	$3,894,721	$4,057,914	$60.74

Total Operating Expenses	$945,134	$990,492	$1,024,004	$15.33

Net Operating Income	$2,334,247	$2,904,229	$3,033,910	$45.41
TI/LC	0	0	113,252	1.70
Capital Expenditures	0	0	16,703	0.25
Net Cash Flow	$2,334,247	$2,904,229	$2,903,955	$43.46

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 1/1/2013 rent roll with rent steps through 6/30/2013.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

HILTON CHECKERS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance	$31,958,426
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$169,991.63
Size (Rooms)(1)	188	Percentage of Initial Pool Balance	2.6%
Total TTM Occupancy as of 1/31/2013	82.4%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 1/31/2013	82.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	1927 / 1987, 2009	Mortgage Rate	4.1080%
Appraised Value	$55,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(3)	Chesapeake Lodging, L.P.
Underwritten Revenues	$15,208,378
Underwritten Expenses	$10,197,822	Escrows
Underwritten Net Operating Income (NOI)	$5,010,556
Underwritten Net Cash Flow (NCF)	$4,402,221	Upfront	Monthly
Cut-off Date LTV Ratio	58.1%	Taxes	$0	$53,751
Maturity Date LTV Ratio(2)	42.5%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.70x / 2.37x	FF&E	$0	(4)
Debt Yield Based on Underwritten NOI / NCF	15.7% / 13.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,000,000	100.0%	Principal Equity Distribution	$31,742,755	99.2%
Closing Costs	257,245	0.8

Total Sources	$32,000,000	100.0%	Total Uses	$32,000,000	100.0%

(1)	A capital plan has commenced which is expected to add five additional rooms to the current room count of 188.
(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $60,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 46.4%.
(3)	Chesapeake Lodging, L.P. is the guarantor of the non-recourse carveouts under the Hilton Checkers Loan.
(4)	The borrower must contribute an amount equal to 4.0% of gross revenues over the most recently ended calendar month, funded monthly, to an FF&E reserve.

The following table presents certain information relating to the 2012 demand analysis with respect to the Hilton Checkers Property based on market segmentation, as provided in the appraisal for the Hilton Checkers Property:

2012 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Hilton Checkers	15%	17%	68%

(1)	Source: Appraisal.

The following table presents certain information relating to the trailing twelve month January 2013 penetration rates relating to the Hilton Checkers Property, as provided in January 2013 Smith Travel Research report for the Hilton Checkers Property:

TTM Through 1/31/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Hilton Checkers	116.3%	120.0%	139.5%

(1)	Source: January 2013 STR Report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

HILTON CHECKERS

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hilton Checkers Property:

Hilton Checkers(1)
	2010	2011	2012	TTM 1/31/2013
Occupancy	79.8%	82.3%	82.5%	82.4%
ADR	$178.19	$189.40	$205.83	$208.25
RevPAR	$142.15	$155.91	$169.76	$171.59

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hilton Checkers Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 1/31/2013	Underwritten	Underwritten $ per Room(2)
Room Revenue	$9,754,421	$10,698,631	$11,680,902	$11,806,552	$12,556,638	$65,060
Food & Beverage Revenue	1,853,178	1,987,301	1,706,573	1,766,046	1,747,160	9,053
Other Revenue(3)	1,078,658	947,722	883,567	873,343	904,580	4,687
Total Revenue	$12,686,257	$13,633,654	$14,271,042	$14,445,941	$15,208,378	$78,800

Room Expense	$2,344,517	$2,371,847	$2,536,111	$2,547,976	$2,726,247	$14,126
Food & Beverage Expense	2,009,823	1,884,667	1,614,686	1,654,771	1,653,087	8,565
Other Expense(4)	452,879	437,201	418,020	414,420	427,962	2,217
Total Departmental Expense	$4,807,219	$4,693,715	$4,568,817	$4,617,167	$4,807,296	$24,908
Total Undistributed Expense(5)	4,041,800	4,256,432	4,420,130	4,473,344	4,559,069	23,622
Total Fixed Charges	609,612	764,981	790,871	795,076	831,457	4,308
Total Operating Expenses	$9,458,631	$9,715,128	$9,779,818	$9,885,587	$10,197,822	$52,838

Net Operating Income	$3,227,626	$3,918,526	$4,491,224	$4,560,354	$5,010,556	$25,961
FF&E	507,451	545,346	570,842	577,838	608,335	3,152
Net Cash Flow	$2,720,175	$3,373,180	$3,920,382	$3,982,516	$4,402,221	$22,809

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other material non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow per room is based upon a 193 room count. A capital plan has commenced which is expected to add five additional rooms to the current room count of 188.
(3)	Other revenue includes telephone, parking (valet), guest laundry, spa and other minor revenue sources.
(4)	Other expense includes telephone, parking (valet), guest laundry, spa and other minor expenses.
(5)	Management fee prior to May 31, 2012 was 2.0% and increased to 2.5% after May 31, 2012. 2.5% was used for underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

100 EAST CALIFORNIA AVENUE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Bakersfield, California	Cut-off Date Principal Balance	$25,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$150.07
Size (SF)	166,585	Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 12/31/2012	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/31/2012	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1988, 2006 / NAP	Mortgage Rate	4.6000%
Appraised Value	$32,850,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Franklin B. Mandel
Underwritten Revenues	$3,421,152
Underwritten Expenses	$804,427	Escrows
Underwritten Net Operating Income (NOI)	$2,616,725	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,575,079	Taxes	$178,799	$32,000
Cut-off Date LTV Ratio	76.1%	Insurance	$34,206	$2,800
Maturity Date LTV Ratio	61.7%	Replacement Reserves(2)	$774,400	$0
DSCR Based on Underwritten NOI / NCF	1.70x / 1.67x	TI/LC	$0	$7,080
Debt Yield Based on Underwritten NOI / NCF	10.5% / 10.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,000,000	72.3%	Purchase Price	$32,825,000	94.9%
Principal’s New Cash Contribution	8,577,914	24.8	Reserves	987,405	2.9
Other Sources	1,005,494	2.9	Closing Costs	771,004	2.2

Total Sources	$34,583,408	100.0%	Total Uses	$34,583,408	100.0%

(1)	Franklin B. Mandel is the guarantor of the non-recourse carveouts under the 100 East California Avenue Loan.
(2)	Upfront replacement reserve is for capital expenditures and monthly deposits to such reserve are not required under the 100 East California Avenue Loan.

The following table presents certain information relating to the tenant at the 100 East California Avenue Property:

Owned Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Kern County Department	A- / A1 / A	166,585	100.0%	$3,421,152	100.0%	$20.54	3/7/2028	NA
of Human Resources

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

100 EAST CALIFORNIA AVENUE

The following table presents the lease rollover schedule at the 100 East California Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024 & Thereafter(2)	166,585	100.0	100.0%	3,421,152	100.0	20.54	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	166,585	100.0%		$3,421,152	100.0%	$20.54	1

(1)	Calculated based on approximate square footage occupied by owned tenant.
(2)	The lease for the sole tenant expires 2028.

The following table presents certain information relating to historical leasing at the 100 East California Avenue Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 100 East California Avenue Property:

Cash Flow Analysis(1)
	2010	2011	TTM 3/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,138,085	$3,196,453	$3,292,347	$3,421,152	$20.54
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$3,138,085	$3,196,453	$3,292,347	$3,421,152	$20.54
Total Reimbursables	0	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	0	0	0.00
Effective Gross Income	$3,138,085	$3,196,453	$3,292,347	$3,421,152	$20.54

Total Operating Expenses	$754,204	$719,869	$710,955	$804,427	$4.83

Net Operating Income	$2,383,881	$2,476,584	$2,581,392	$2,616,725	$15.71
TI/LC	0	0	0	41,646	0.25
Capital Expenditures	0	0	0	0	0.00
Net Cash Flow	$2,383,881	$2,476,584	$2,581,392	$2,575,079	$15.46

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 12/31/2012 rent roll with rent steps through 4/1/2013.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

STORAGE MASTERS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	5	Loan Seller	JLC
Location (City/State)	Various	Cut-off Date Principal Balance	$24,209,712
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$58.60
Size (SF)	413,139	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 2/4/2013(1)	75.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/4/2013(1)	75.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate	6.1630%
Appraised Value	$32,350,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$4,035,672	Borrower Sponsor(2)	John R. Burrows
Underwritten Expenses	$1,432,254	Escrows
Underwritten Net Operating Income (NOI)	$2,603,419	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,541,448	Taxes	$245,896	$35,000
Cut-off Date LTV Ratio	74.8%	Insurance	$1,000	$5,200
Maturity Date LTV Ratio	70.4%	Replacement Reserves(3)	$0	$5,281
DSCR Based on Underwritten NOI / NCF	1.46x / 1.43x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.8% / 10.5%	Other(4)	$20,250	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,300,000	100.0%	Loan Payoff	$11,714,395	48.2%
			Purchase Price	10,400,000	42.8
			Closing Costs	1,332,112	5.5
			Principal Equity Distribution	586,347	2.4
			Reserves	267,146	1.1

Total Sources	$24,300,000	100.0%	Total Uses	$24,300,000	100.0%

(1)	Occupancy is based on Units, not SF.
(2)	John R. Burrows is the guarantor of the non-recourse carveouts under the Storage Masters Loan.
(3)	Replacement reserves are capped at $190,115.
(4)	Upfront other reserve represents a deferred maintenance reserve of $20,250.

The following table presents certain information relating to the Storage Masters Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
Storage Masters - Chesterfield	Chesterfield	MO	8,712,042	111,916	74.5%	1988	NAP	$875,709
Storage Masters - Plano	Plano	TX	5,025,201	71,310	81.1%	2003	NAP	565,631
Storage Masters - O’Fallon	O’Fallon	MO	4,369,650	85,175	76.2%	1997	NAP	463,433
Storage Masters - St. Charles	Saint Charles	MO	3,005,894	71,325	69.2%	1987	NAP	314,991
Storage Masters - Denver	Denver	CO	3,096,925	73,413	74.6%	1984,1994	NAP	321,684
Total / Wtd. Avg. Portfolio			$24,209,712	413,139	75.1%			$2,541,448

(1)	Occupancy as of February 4, 2013 and is based on Units, not SF.

The following table presents certain information relating to historical leasing at the Storage Masters Properties:

Historical Leased %(1)
	2010	2011	2012
Storage Masters - Chesterfield	74.2%	74.4%	78.3%
Storage Masters - Plano	87.2%	86.7%	85.6%
Storage Masters - O’Fallon	76.6%	75.8%	76.0%
Storage Masters - St. Charles	69.5%	72.9%	74.9%
Storage Masters - Denver	65.4%	71.8%	74.3%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

STORAGE MASTERS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Storage Masters Properties:

Cash Flow Analysis(1)
	2010	2011	2012	Underwritten	Underwritten $ per SF
Base Rent	$3,188,960	$3,347,570	$3,637,426	$3,782,940	$9.16
Gross Up Vacancy	0	0	0	1,270,800	3.08
Total Rent Revenue	$3,188,960	$3,347,570	$3,637,426	$5,053,740	$12.23
Other Rental Revenue	345,894	202,348	223,596	258,739	0.63
Vacancy & Credit Loss	(2,445)	(3,104)	(6,007)	(1,276,807)	(3.09)
Effective Gross Income	$3,532,409	$3,546,815	$3,855,015	$4,035,672	$9.77

Total Operating Expenses	$1,515,888	$1,397,169	$1,361,173	$1,432,254	$3.47

Net Operating Income	$2,016,521	$2,149,646	$2,493,842	$2,603,419	$6.30
Replacement Reserves	0	0	0	61,971	0.15
Net Cash Flow	$2,016,521	$2,149,646	$2,493,842	$2,541,448	$6.15

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the adjusted in-place cash flows.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

MCINTOSH VILLAGE SC

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JLC
Location (City/State)	Peachtree City, Georgia	Cut-off Date Principal Balance		$24,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$175.83
Size (SF)	136,498	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 9/26/2012	96.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/26/2012	96.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	2004-2006 / NAP	Mortgage Rate		5.4700%
Appraised Value	$32,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)		Vincent A. Riggio
Underwritten Revenues	$2,928,700
Underwritten Expenses	$603,108	Escrows
Underwritten Net Operating Income (NOI)	$2,325,592		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,218,617	Taxes	$250,305	$20,859
Cut-off Date LTV Ratio	74.5%	Insurance	$33,990	$2,833
Maturity Date LTV Ratio	62.2%	Replacement Reserves	$0	$2,275
DSCR Based on Underwritten NOI / NCF	1.43x / 1.36x	TI/LC(2)	$250,000	$0
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.2%	Other(3)	$4,950	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,000,000	99.0%	Loan Payoff	$23,259,746	96.0%
Principal’s New Cash Contribution	234,501	1.0	Reserves	539,245	2.2
			Closing Costs	435,510	1.8

Total Sources	$24,234,501	100.0%	Total Uses	$24,234,501	100.0%

(1)	Vincent A. Riggio is the guarantor of the non-recourse carveouts under the McIntosh Village SC Loan.
(2)	Initial TI/LC reserve is capped at $200,000. $250,000 shown is for the “Special Rollover Reserve Account” and is for tenants greater than 10,000 SF.
(3)	Other upfront reserve represents a deferred maintenance reserve ($4,950).

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the McIntosh Village SC Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Shadow Anchors Wal-Mart	AA / Aa2 / AA	NA	NA	No	NA	NA	NA	NA	NA	NA
Home Depot	A- / A3 / A-	NA	NA	No	NA	NA	NA	NA	NA	NA

Anchors/Jr. Anchors
Best Buy	BB- / Baa2 / BB	30,000	22.0%	Yes	$561,171	$18.71	1/31/2016	NA	NA	3, 5-year options
Office Depot	NR / Caa1 / B-	20,000	14.7	Yes	$348,326	$17.42	5/30/2016	NA	NA	3, 5-year options
PetSmart(3)	NR / NR / BB+	19,348	14.2	Yes	$343,427	$17.75	10/31/2017	NA	NA	3, 5-year options
Total Anchors/Jr. Anchors(4)		69,348	50.8%

Occupied In-line/Pads		61,980	45.4%		$1,713,364	$27.64
Vacant Spaces		5,170	3.8%		$0	$0.00
Total Owned SF		136,498	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenants are not required to report sales.
(3)
In the event Wal-Mart (shadow anchor), Home Depot (shadow anchor) or Best Buy close for business for (i) less than 12 months, tenant shall receive a 50% rent abatement; and (ii) more than 12 months, tenant shall have the right to terminate its lease.

(4)	Shadow anchor square footage is not included in total owned square footage.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

MCINTOSH VILLAGE SC

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the McIntosh Village SC Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Best Buy	BB- / Baa2 / BB	30,000	22.0%	$465,000	18.7%	$15.50	1/31/2016	NA	NA	3, 5-year options
PetSmart(3)	NR / NR / BB+	19,348	14.2	270,872	10.9	14.00	10/31/2017	NA	NA	3, 5-year options
Office Depot	NR / Caa1 / B-	20,000	14.7	270,000	10.8	13.50	5/30/2016	NA	NA	3, 5-year options
Tires Plus	NR / NR / NR	7,280	5.3	188,261	7.6	25.86	9/1/2024	NA	NA	4, 5-year options
PPG	NR / NR / NR	4,500	3.3	98,325	4.0	21.85	8/1/2015	NA	NA	2, 5-year options
Chase Bank	A+ / Aa3 / A+	3,500	2.6	96,250	3.9	27.50	10/1/2014	NA	NA	2, 5-year options
Five Guys	NR / NR / NR	2,806	2.1	95,685	3.8	34.10	1/1/2017	$440	8.6%	2, 5-year options
Mattress Firm(4)	NR / NR / NR	4,101	3.0	87,474	3.5	21.33	12/1/2015	NA	NA	2, 5-year options
Roberts Family Dentistry	NR / NR / NR	2,844	2.1	71,100	2.9	25.00	6/1/2013	$404	7.1%	1, 5-year option
Panda Express	NR / NR / NR	2,038	1.5	67,254	2.7	33.00	12/1/2016	NA	NA	3, 5-year options
Ten Largest Owned Tenants		96,417	70.6%	$1,710,221	68.7%	$17.74
Remaining Owned Tenants		34,911	25.6	778,320	31.3	22.29
Vacant Spaces (Owned Space)		5,170	3.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		136,498	100.0%	$2,488,541	100.0%	$18.95

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended December 31, 2012.
(3)
In the event Wal-Mart (shadow anchor), Home Depot (shadow anchor) or Best Buy close for business for (i) less than 12 months, tenant is entitled to receive a 50% rent abatement; and (ii) more than 12 months, tenant has the right to terminate its lease.

(4)
In the event Wal-Mart (shadow anchor), Home Depot (shadow anchor), Best Buy, PetSmart, Office Depot and at least 70% of in-line tenants are closed for business for (i) less than 30 days, tenant is entitled to a 50% Base Rent reduction or 5% of gross sales; and (ii) more than 30 days, tenant has the right to terminate its lease.

The following table presents certain information relating to the lease rollover schedule at the McIntosh Village SC Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	11,002	8.1	8.1%	257,788	10.4	23.43	7
2014	10,442	7.6	15.7%	252,343	10.1	24.17	6
2015	19,605	14.4	30.1%	428,667	17.2	21.87	7
2016	58,618	42.9	73.0%	946,104	38.0	16.14	6
2017	24,381	17.9	90.9%	415,378	16.7	17.04	4
2018	0	0.0	90.9%	0	0.0	0.00	0
2019	0	0.0	90.9%	0	0.0	0.00	0
2020	0	0.0	90.9%	0	0.0	0.00	0
2021	0	0.0	90.9%	0	0.0	0.00	0
2022	0	0.0	90.9%	0	0.0	0.00	0
2023	0	0.0	90.9%	0	0.0	0.00	0
2024 & Thereafter	7,280	5.3	96.2%	188,261	7.6	25.86	1
Vacant	5,170	3.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	136,498	100.0%		$2,488,541	100.0%	$18.95	31

(1)	Calculated based on approximate square footage occupied by each owned tenant.

The following table presents certain information relating to historical leasing at the McIntosh Village SC Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	95%	93%	97%

(1)	As provided by the borrower which reflects year end occupancy.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

MCINTOSH VILLAGE SC

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the McIntosh Village SC Property:

Cash Flow Analysis(1)

	2010	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,185,810	$2,347,363	$2,444,232	$2,488,541	$18.23
Overage Rent	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	113,740	0.83
Total Rent	$2,185,810	$2,347,363	$2,444,232	$2,602,281	$19.06
Total Reimbursables	661,190	347,389	524,533	497,722	3.65
Other Income	28,765	11,297	15,572	0	0.00
Vacancy & Credit Loss	0	0	0	(171,303)	(1.25)
Effective Gross Income	$2,875,765	$2,706,049	$2,984,337	$2,928,700	$21.46

Total Operating Expenses	$639,154	$576,234	$558,065	$603,108	$4.42

Net Operating Income	$2,236,611	$2,129,815	$2,426,272	$2,325,592	$17.04
TI/LC	29,544	20,908	12,279	79,676	0.58
Capital Expenditures	0	0	0	27,300	0.20
Net Cash Flow	$2,207,067	$2,108,907	$2,413,993	$2,218,617	$16.25

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 9/26/2012 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

NATIONAL HARBOR

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	National Harbor, Maryland	Cut-off Date Principal Balance(1)	$19,889,529
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(2)	$318.65
Size (SF)	405,722	Percentage of Initial Pool Balance	1.6%
Total Occupancy as of 3/1/2013	91.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/1/2013	91.5%	Type of Security(3)	Both Fee Simple/Leasehold
Year Built / Latest Renovation	2007, 2008, 2009 / NAP	Mortgage Rate	4.1500%
Appraised Value	$193,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(4)	Peterson Family Trust
Underwritten Revenues	$23,018,341
Underwritten Expenses	$9,433,824	Escrows
Underwritten Net Operating Income (NOI)	$13,584,517	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,109,515	Taxes	$439,122	$146,374
Cut-off Date LTV Ratio(2)	67.0%	Insurance	$53,465	$1,149
Maturity Date LTV Ratio(2)(5)	50.5%	Replacement Reserves	$0	$10,169
DSCR Based on Underwritten NOI / NCF(2)	1.79x / 1.73x	TI/LC(6)	$0	$50,715
Debt Yield Based on Underwritten NOI / NCF(2)	10.5% / 10.1%	Other(7)	$825,975	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$130,000,000	96.6%	Loan Payoff	$131,896,726	98.0%
Principal’s New Cash Contribution(8)	4,566,025	3.4	Closing Costs	1,350,737	1.0
Reserves	1,318,562	1.0

Total Sources	$134,566,025	100.0%	Total Uses	$134,566,025	100.0%

(1)
The Cut-off Date Principal Balance of $19,889,529 represents the note A-2 of a $130,000,000 whole loan evidenced by two pari passu notes.  The companion loan is the note A-1 with the principal balance of $109,392,411 as of the Cut-off Date and is held outside the Issuing Entity.

(2)	Calculated based on the entire National Harbor Whole Loan.
(3)	Fee Simple (12 condominium units and 2 separate parcels) and 1 Leasehold parcel.
(4)	Peterson Family Trust is the guarantor of the non-recourse carveouts under the National Harbor Whole Loan.
(5)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $205,700,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 53.8%.
(6)	TI/LC reserves are capped at $1,800,000.
(7)	At origination, $825,975 was reserved for existing obligations related to tenant improvements and leasing commissions for recently executed leases.
(8)
The National Harbor Properties were previously collateral for two construction loans. Upon the stabilization of the properties, the borrower obtained the release of the National Harbor Properties from the liens of the predecessor loans (a) with respect to one of the predecessor loans and Buildings A and Q, by paying a portion in cash as a cash contribution and substituting another property as collateral and (b) with respect to the other predecessor loan and the remaining buildings, by using the proceeds of the National Harbor Loan and a cash contribution to refinance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

NATIONAL HARBOR

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the National Harbor Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Democracy Data & Communications(4)	NR / NR / NR	30,352	7.5%	$978,910	7.8%	$32.25	11/30/2019	NA	NA	1, 5-year option
Bond 45	NR / NR / NR	9,000	2.2	558,000	4.4	62.00	1/24/2025	$554	11.3%	3, 5-year options
Destron (MGM)(5)	B / B3 / B+	15,105	3.7	528,977	4.2	35.02	1/31/2017	NA	NA	2, 2-year options
School Nutrition Association	NR / NR / NR	15,265	3.8	525,508	4.2	34.43	8/31/2019	NA	NA	2, 5-year options
Regus Corporation(6)	NR / NR / NR	10,583	2.6	425,767	3.4	40.23	3/5/2022	NA	NA	2, 5-year options
CTAM	NR / NR / NR	11,862	2.9	380,107	3.0	32.04	12/31/2017	NA	NA	2, 5-year options
Cadillac Ranch	NR / NR / NR	9,389	2.3	377,913	3.0	40.25	2/5/2019	$670	10.4%	1, 5-year option
Sunset Room by Wolfgang Puck(7)	NR / NR / NR	12,154	3.0	364,620	2.9	30.00	7/31/2019	NA	NA	NA
McCormick & Schmick’s	NR / NR / NR	8,000	2.0	316,800	2.5	39.60	6/15/2016	$890	6.1%	2, 5-year options
The Peterson Companies, LC	NR / NR / NR	10,037	2.5	301,394	2.4	30.03	(8)	NA	NA	2, 5-year options
Ten Largest Owned Tenants		131,747	32.5%	$4,757,997	37.9%	$36.11
Remaining Owned Tenants(9)		239,342	59.0	7,788,828	62.1	32.54
Vacant Spaces (Owned Space)		34,633	8.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		405,722	100.0%	$12,546,824	100.0%	$33.81

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Tenant Sales are as of 1/31/2013.
(4)	Democracy Data & Communications has a one time right to terminate its lease effective 12/31/2015 by providing notice by 7/1/2014.
(5)
Destron is a subsidiary of MGM Mirage.  The tenant has a one-time right to terminate its lease by giving written notice to the landlord within 30 days after the date that MGM Resorts International or an MGM Affiliate is eliminated as candidate for the sixth gaming license for the state of Maryland (or a substantially equivalent license), provided that MGM does not appeal such decision.  The tenant’s right to terminate the lease will be void if the sixth gaming license for the state of Maryland is awarded to MGM or an MGM Affiliate.

(6)	Regus Corporation has a one time right to terminate their lease at the end of the 5th lease year (May 2017) with 6 months notice.
(7)
In June 2011, Wolfgang Puck Catering and Events, executed a sublease for the Sunset Room for a 10 year term from an affiliate of the borrowers. Wolfgang Puck’s contractual rent under the sublease is 7% of sales for Year 1 and $150,000/year for Years 2-10.

(8)	The Peterson Companies, LC has 7,627 SF ($30.63 base rent per SF) expiring on 5/14/2021 and 2,410 SF ($28.14 base rent per SF) expiring on 12/31/2018.
(9)	Includes 1 tenant (1,527 SF) that has an executed lease but has not yet opened - Divine Nail Spa ($26.00 base rent per SF) is expected to open and begin paying rent in April 2013.

The following table presents certain information relating to the lease rollover schedule at the National Harbor Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	4,117	1.0%	1.0%	$51,939	0.4%	$12.62	2
2013	29,313	7.2	8.2%	744,610	5.9	25.40	14
2014	20,188	5.0	13.2%	829,749	6.6	41.10	9
2015	32,557	8.0	21.2%	1,081,997	8.6	33.23	12
2016	14,891	3.7	24.9%	546,981	4.4	36.73	6
2017	31,931	7.9	32.8%	1,060,015	8.4	33.20	6
2018	27,399	6.8	39.5%	1,000,312	8.0	36.51	10
2019	101,468	25.0	64.5%	3,260,491	26.0	32.13	13
2020	33,427	8.2	72.8%	1,193,204	9.5	35.70	8
2021	16,970	4.2	77.0%	529,880	4.2	31.22	5
2022	16,818	4.1	81.1%	678,389	5.4	40.34	5
2023	17,805	4.4	85.5%	537,205	4.3	30.17	2
2024 & Thereafter	24,205	6.0	91.5%	1,032,051	8.2	42.64	4
Vacant	34,633	8.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	405,722	100.0%		$12,546,824	100.0%	$33.81	96

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

NATIONAL HARBOR

The following table presents certain information relating to historical leasing at the National Harbor Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	67.7%	82.1%	85.3%

(1)
As provided by the borrower and represents average occupancy for the indicated year.  Occupancy in some historical periods does not reflect the amount of gross leasable area at the time as the denominator reflects the total square footage of 405,722.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the National Harbor Property:

Cash Flow Analysis(1)
	2009	2010	2011	TTM 1/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,595,754	$7,254,660	$10,032,306	$10,887,240	$12,546,824	$30.92
Overage Rent	479,198	720,193	567,656	733,424	702,887	1.73
Other Rental Revenue	81,549	115,371	115,371	124,116	124,116	0.31
Gross Up Vacancy	0	0	0	0	1,451,630	3.58
Total Rent	$4,156,501	$8,090,223	$10,715,332	$11,744,780	$14,825,457	$36.54
Total Reimbursables	1,248,207	1,573,037	2,039,981	1,980,100	2,056,689	5.07
Other Income	4,675,809	6,947,694	7,405,311	7,587,825	7,587,825	18.70
Vacancy & Credit Loss	0	0	0	0	(1,451,630)	(3.58)
Effective Gross Income	$10,080,517	$16,610,954	$20,160,624	$21,312,705	$23,018,341	$56.73

Total Operating Expenses	$8,619,119	$9,794,820	$9,867,806	$9,409,282	$9,433,824	$23.25

Net Operating Income	$1,461,398	$6,816,134	$10,292,818	$11,903,423	$13,584,517	$33.48
TI/LC	0	0	0	0	352,973	0.87
Capital Expenditures	0	0	0	0	122,029	0.30
Net Cash Flow	$1,461,398	$6,816,134	$10,292,818	$11,903,423	$13,109,515	$32.31

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 3/1/2013 rent roll with rent steps through 4/30/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

9440 SANTA MONICA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Beverly Hills, California	Cut-off Date Principal Balance	$18,500,000
Property Type	Office	Cut-off Date Principal Balance per SF	$211.20
Size (SF)	87,596	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 1/1/2013	93.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/1/2013	93.4%	Type of Security	Leasehold
Year Built / Latest Renovation	1975 / NAP	Mortgage Rate	4.2700%
Appraised Value	$25,700,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Borrower Sponsor(1)	Mehdi Soroudi
Underwritten Revenues	$4,773,584
Underwritten Expenses	$2,740,137	Escrows
Underwritten Net Operating Income (NOI)	$2,033,446	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,806,379	Taxes	$0	$41,500
Cut-off Date LTV Ratio	72.0%	Insurance	$9,250	$2,100
Maturity Date LTV Ratio	62.7%	Replacement Reserves	$0	$1,825
DSCR Based on Underwritten NOI / NCF	1.86x / 1.65x	TI/LC(2)	$0	$7,300
Debt Yield Based on Underwritten NOI / NCF	11.0% / 9.8%	Other(3)	$89,917	$89,917

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,500,000	73.8%	Purchase Price	$24,500,000	97.7%
Principal’s New Cash Contribution	6,570,340	26.2	Closing Costs	471,173	1.9
Reserves	99,167	0.4

Total Sources	$25,070,340	100.0%	Total Uses	$25,070,340	100.0%

(1)	Mehdi Soroudi is the guarantor of the non-recourse carveouts under the 9440 Santa Monica Loan.
(2)	TI/LC Reserve is capped at $1,000,000.
(3)	Other reserve represents a ground rent reserve to address monthly ground lease payments.

The following table presents certain information relating to the tenants at the 9440 Santa Monica Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/ S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Bank of America	A / Baa2 / A-	26,988	30.8%	$1,274,267	31.6%	$47.22	1/31/2015	2,10-year options
SSI Investment Management, Inc.	NR / NR / NR	10,119	11.6	500,283	12.4	49.44	3/31/2017	1, 5-year option
Escrow of the West, Inc.	NR / NR / NR	6,013	6.9	293,675	7.3	48.84	9/30/2015	NA
Starkey Laboratories, Inc.	NR / NR / NR	4,870	5.6	243,537	6.0	50.01	(2)	1, 5-year option
James L. Krasne, PAC	NR / NR / NR	4,865	5.6	233,520	5.8	48.00	7/31/2013	NA
Decade Apart Productions	NR / NR / NR	3,479	4.0	172,002	4.3	49.44	4/30/2014	NA
Associated Foreign Exchange	NR / NR / NR	3,219	3.7	163,783	4.1	50.88	3/31/2017	1, 5-year option
Beverly Loan, Inc.	NR / NR / NR	3,191	3.6	153,842	3.8	48.21	2/28/2018	NA
Giant Group	NR / NR / NR	2,325	2.7	114,948	2.8	49.44	3/31/2015	1, 3-year option
MJA Advertising	NR / NR / NR	2,224	2.5	113,424	2.8	51.00	8/1/2018	NA
Ten Largest Owned Tenants		67,293	76.8%	$3,263,281	80.9%	$48.49
Remaining Owned Tenants		14,491	16.5	771,748	19.1	53.26
Vacant		5,812	6.6	0	0.0	0.00
Total / Wtd. Avg.		87,596	100.0%	$4,035,029	100.0%	$49.34

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Starkey Laboratories, Inc. has 2,668 SF ($48.00 base rent per SF) expiring on 8/31/2013 and 2,202 SF ($52.44 base rent per SF) expiring on 4/30/2016. The extension option only applies to the 2,202 SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

9440 SANTA MONICA

The following table presents certain information relating to the lease rollover schedule at the 9440 Santa Monica Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	9,179	10.5	10.5%	453,438	11.2	49.40	4
2014	9,583	10.9	21.4%	507,552	12.6	52.96	7
2015	35,326	40.3	61.7%	1,682,890	41.7	47.64	3
2016	8,943	10.2	72.0%	459,817	11.4	51.42	5
2017	13,338	15.2	87.2%	664,066	16.5	49.79	2
2018	5,415	6.2	93.4%	267,266	6.6	49.36	2
2019	0	0.0	93.4%	0	0.0	0.00	0
2020	0	0.0	93.4%	0	0.0	0.00	0
2021	0	0.0	93.4%	0	0.0	0.00	0
2022	0	0.0	93.4%	0	0.0	0.00	0
2023	0	0.0	93.4%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	93.4%	0	0.0	0.00	0
Vacant	5,812	6.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	87,596	100.0%		$4,035,029	100.0%	$49.34	23

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 9440 Santa Monica Property:

Historical Leased %(1)
	2010	2011	2012	As of 1/1/2013
Owned Space	94.0%	85.5%	92.8%	93.4%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 9440 Santa Monica Property:

Cash Flow Analysis(1)

	2010	2011	TTM 10/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,866,703	$3,999,107	$3,994,387	$4,035,029	$46.06
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$3,866,703	$3,999,107	$3,994,387	$4,035,029	$46.06
Total Reimbursables	474,429	432,349	415,903	406,959	4.65
Other Income	262,331	(75,929)	(58,274)	331,596	3.79
Less Vacancy & Credit Loss	0	0	0	0	0.00
Effective Gross Income	$4,603,463	$4,355,527	$4,352,016	$4,773,584	$54.50

Total Operating Expenses	$2,603,575	$2,598,550	$2,519,330	$2,740,137	$31.28

Net Operating Income	$1,999,888	$1,756,977	$1,832,686	$2,033,446	$23.21
TI/LC	0	0	0	205,168	2.34
Capital Expenditures	0	0	0	21,899	0.25
Net Cash Flow	$1,999,888	$1,756,977	$1,832,686	$1,806,379	$20.62

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 1/1/2013 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

ARAMINGO CROSSINGS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Philadelphia, Pennsylvania	Cut-off Date Principal Balance	$16,050,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$120.08
Size (SF)	133,661	Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 3/20/2013(1)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/20/2013(1)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2009-2012 / NAP	Mortgage Rate	4.0775%
Appraised Value	$21,100,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$1,916,945	Borrower Sponsor(3)	Steven B. Wolfson and Milton S. Schneider
Underwritten Expenses	$542,599	Escrows
Underwritten Net Operating Income (NOI)	$1,374,346	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,339,076	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	74.7%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	59.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.48x / 1.44x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.3%	Other(4)	$155,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,050,000	100.0%	Principal Equity Distribution	$10,820,372	67.4%
Loan Payoff	4,798,631	29.9
Closing Costs	275,997	1.7
Reserves	155,000	1.0

Total Sources	$16,050,000	100.0%	Total Uses	$16,050,000	100.0%

(1)
TD Bank has not begun construction for their pad and has not begun to pay rent. The borrower has executed a ground lease with TD Bank for an initial term of 15 years and TD Bank is required under the terms of the ground lease to begin paying rent on or before 9/16/2013. The Total and Owned Occupancy assuming TD Bank is vacant is 97.8%. We cannot assure you that TD Bank will take occupancy or commence paying rent.

(2)
The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are calculated based on the “as stabilized” value of $21,500,000, as of 10/1/2013, which is after the date TD Bank is required to commence paying rent. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio calculated based on the “as-is” appraised value are 76.1% and 60.6%, respectively.

(3)	Steven B. Wolfson and Milton S. Schneider are the guarantors of the non-recourse carveouts under the Aramingo Crossings Loan.
(4)	Other reserve represents a TD Bank reserve which includes leasing commissions totaling $155,000 ($65,000 representing unpaid landlord obligations plus $90,000 representing six months of total rent).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

ARAMINGO CROSSINGS

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Aramingo Crossings Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Wal-Mart (GL)(3)(4)	AA / Aa2 / AA	92,185	69.0%	$450,000	29.7%	$4.88	4/10/2032	NA	NA	16, 5-year options
Five Below(5)	NR / NR / NR	8,760	6.6	175,200	11.6	20.00	1/31/2022	NA	NA	2, 5-year options
TD Bank (GL)(3)(6)	AA- / Aa1 / AA-	2,939	2.2	170,000	11.2	57.84	9/17/2023	NA	NA	(7)
Barefeet Shoes	NR / NR / NR	7,300	5.5	156,950	10.4	21.50	10/31/2022	NA	NA	1, 5-year option
Anna’s Linens	NR / NR / NR	7,000	5.2	140,000	9.2	20.00	1/31/2024	NA	NA	2, 5-year options
Sonic (GL)(3)	NR / NR / NR	5,400	4.0	125,000	8.3	23.15	2/18/2033	NA	NA	2, 5-year options
Chick-Fil-A (GL)(3)	NR / NR / NR	4,237	3.2	125,000	8.3	29.50	9/30/2029	NA	NA	(8)
Haircuttery	NR / NR / NR	1,460	1.1	45,260	3.0	31.00	7/31/2017	NA	NA	2, 5-year options
Verizon	NR / NR / NR	1,460	1.1	44,676	3.0	30.60	5/31/2017	NA	NA	5, 1-year options
Happy Nails	NR / NR / NR	1,460	1.1	43,800	2.9	30.00	8/31/2017	NA	NA	1, 5-year option
Ten Largest Owned Tenants		132,201	98.9%	$1,475,886	97.5%	$11.16
Remaining Owned Tenants		1,460	1.1	37,960	2.5	26.00
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		133,661	100.0%	$1,513,846	100.0%	$11.33

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenants have not yet reported full-year sales.
(3)	Wal-Mart, TD Bank, Sonic and Chick-Fil-A ground lease their respective land and own their own improvements.
(4)	Wal-Mart has an option to go dark at anytime.
(5)	Five Below has the option to terminate its lease at the end of May 2017, provided it provides notice to the landlord by the end of November 2016.
(6)
TD Bank has not begun construction for their pad and has not begun to pay rent. The borrower has executed a ground lease with TD Bank for an initial term of 15 years and TD Bank is required under the terms of the ground lease to begin paying rent on or before 9/16/2013. The Total and Owned Occupancy assuming TD Bank is vacant is 97.8%. We cannot assure you that TD Bank will take occupancy or commence paying rent.

(7)	TD Bank has 2, 5-year options and 1, 4.5-year option.
(8)	Chick-Fil-A has 1, 5-year option and 1, 4-year-11 month option.

The following table presents certain information relating to the lease rollover schedule at the Aramingo Crossings Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	5,840	4.4	4.4%	171,696	11.3	29.40	4
2018	0	0.0	4.4%	0	0.0	0.00	0
2019	0	0.0	4.4%	0	0.0	0.00	0
2020	0	0.0	4.4%	0	0.0	0.00	0
2021	0	0.0	4.4%	0	0.0	0.00	0
2022	16,060	12.0	16.4%	332,150	21.9	20.68	2
2023	2,939	2.2	18.6%	170,000	11.2	57.84	1
2024 & Thereafter	108,822	81.4	100.0%	840,000	55.5	7.72	4
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	133,661	100.0%		$1,513,846	100.0%	$11.33	11

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

ARAMINGO CROSSINGS

The following table presents certain information relating to historical leasing at the Aramingo Crossings Property:

Historical Leased %(1)
	2009	2010	2011	As of 3/20/2013
Owned Space	NAP	NAP	NAP	100.0%

(1)	The Aramingo Crossings Property was constructed between 2009 and 2012 with most tenants taking occupancy and opening for business in 2012.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Aramingo Crossings Property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rent	$1,513,846	$11.33
Overage Rent	0	0.00
Other Rental Revenue	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$1,513,846	$11.33
Total Reimbursables	468,024	3.50
Other Income	0	0.00
Vacancy & Credit Loss	(64,926)	(0.49)
Effective Gross Income	$1,916,945	$14.34

Total Operating Expenses	$542,599	$4.06

Net Operating Income	$1,374,346	$10.28
TI/LC	29,490	0.22
Capital Expenditures	5,780	0.04
Net Cash Flow	$1,339,076	$10.02

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Aramingo Crossings Property was constructed between 2009 and 2012 with most tenants taking occupancy and opening for business in 2012.
(3)	Underwritten cash flow based on the 3/20/2013 rent roll with rent steps through 4/30/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property or the borrower’s ability to refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

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Member States of the European Union (“EU”) have implemented Article 122a of the Banking Consolidation Directive (Directive 2006/48/EC, as amended) (“Article 122a”), which applies to new securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date only where new assets are added or substituted after December 31, 2014.  Article 122a imposes a severe capital charge on a securitization position acquired by an EU-regulated credit institution unless, among other conditions, (a) the originator, sponsor or original lender for the securitization has explicitly disclosed to the EU-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of certain specified credit risk tranches or asset exposures, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an on-going basis.  For purposes of Article 122a, an EU-regulated credit institution may be subject to the capital requirements as a result of activities of its overseas affiliates, possibly including those that are based in the United States.  Requirements similar to the retention requirement in Article 122a are scheduled to apply in the future to investment in securitizations by EEA insurance and reinsurance undertakings and by investment funds managed by EEA alternative investment fund managers. None of the sponsors, the depositor or the issuing entity has taken, or intends to take, any steps to comply with the requirements of Article 122a.  As neither the depositor nor any sponsor will retain a 5% net economic interest with respect to the offered certificates in one of the forms prescribed by Article 122a, the adverse effect of Article 122a to EU–regulated institutions and their affiliates may cause them not to invest in the Certificates.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed  to implement  the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

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The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

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The repayment of the mortgage loans in the pool (or whole loans) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or whole loan) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

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The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

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A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

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Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

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We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

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Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Archetype Mortgage Capital LLC will guarantee the obligations of Archetype Mortgage Funding I LLC. We cannot assure you that the applicable sponsor will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

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There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan  by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Availability of Earthquake, Flood and Other Insurance

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

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In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”) (the parent of GSMC), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by Goldman Sachs Mortgage Company (“GSMC”), to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the controlling class under the GSMS 2013-GC10 transaction with respect to the outside serviced loans or holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or  the controlling class under the GSMS 2013-GC10 transaction with respect to the outside serviced loans or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in the expected repayment dates or other features of some or all of the mortgage loans.  The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. In addition, the B-Piece Buyer received price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by the rating agencies engaged by the depositor may adversely impact the liquidity, market value or regulatory characterization of those offered certificates.

■	Tax Considerations

—	The offered certificates, will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Jefferies LLC, Goldman, Sachs & Co., RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

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